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                                                                   Exhibit 10.26

                       ST. MARY LAND & EXPLORATION COMPANY

                         5.75% Senior CONVERTIBLE Notes
                                    DUE 2022

                                    INDENTURE

                           Dated as of March 13, 2002

                          WELLS FARGO BANK WEST, N.A..
                                   as Trustee

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                             CROSS-REFERENCE TABLE*

TIA Section                                                    Indenture Section
Section   310(a)(1).........................................................9.10
          (a)(2)............................................................9.10
          (a)(3)..........................................................N.A.**
          (a)(4)............................................................N.A.
          (a)(5)............................................................9.10
          (b)..........................................................9.8; 9.10
          (c)...............................................................N.A.
Section   311(a)............................................................9.11
          (b)...............................................................9.11
          (c)...............................................................N.A.
Section   312(a).............................................................2.5
          (b)...............................................................13.3
          (c)...............................................................13.3
Section   313(a).............................................................9.6
          (b)(1)............................................................N.A.
          (b)(2).............................................................9.6
          (c)..........................................................9.6; 13.2
          (d)................................................................9.6
Section   314(a).............................................6.2; 6.3, 6.4; 13.2
          (b)...............................................................N.A.
          (c)(1).........................................................13.4(a)
          (c)(2).........................................................13.4(a)
          (c)(3)............................................................N.A.
          (d)...............................................................N.A.
          (e)............................................................13.4(b)
          (f)...............................................................N.A.
Section   315(a)..........................................................9.1(b)
          (b)..........................................................9.5; 13.2
          (c).............................................................9.1(a)
          (d).............................................................9.1(c)
          (e)...............................................................8.11
Section   316(a)(last sentence)..............................................2.9
          (a)(1)(A)..........................................................8.5
          (a)(1)(B)..........................................................8.4
          (a)(2)............................................................N.A.
          (b)................................................................8.7
          (c)...............................................................13.5
Section   317(a)(1)..........................................................8.8
          (a)(2).............................................................8.9
          (b)................................................................2.4
----------------------------
* This  Cross-Reference  Table  shall not, for  any purpose, be deemed a part of this Indenture.
**    N.A. means Not Applicable.

                                TABLE OF CONTENTS

                                    Article I
                   DEFINITIONS AND INCORPORATION BY REFERENCE

                                   Article II
                                 THE SECURITIES

                                   Article III
                                   REDEMPTION

                                   Article IV
                                   CONVERSION

                                       ii

Section 4.8   Adjustment for Tax Purposes.....................................31
Section 4.9   Notice of Adjustment............................................31
Section 4.10  Notice of Certain Transactions..................................31
Section 4.11  Effect of Reclassification, Consolidation,

                                    Article V
                      REPURCHASE OF SECURITIES AT OPTION OF
                          THE HOLDER ON SPECIFIC DATES

Section 5.1   Optional Put....................................................33
Section 5.2   The Company's Right to Elect Manner of Payment
              of Optional Repurchase Price on March 20, 2007..................35
Section 5.3   Purchase with Cash..............................................36
Section 5.4   Payment by Issuance of Shares of Common

                                   Article VI
                                    COVENANTS

                                   Article VII
              CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE

Section 7.1   Company May Consolidate, Etc. Only on Certain Terms.............45
Section 7.2   Successor Substituted...........................................46

                                      iii

                                  Article VIII
                              DEFAULT AND REMEDIES

                                   Article IX
                                     TRUSTEE

                                    Article X
                     SATISFACTION AND DISCHARGE OF INDENTURE

                                   Article XI
                       AMENDMENTS, SUPPLEMENTS AND WAIVERS

                                       iv

                                   Article XII
          REPURCHASE AT THE OPTION OF HOLDERS UPON A CHANGE OF CONTROL

                                  Article XIII
                                  MISCELLANEOUS

Section 13.6  Rules By Trustee, Paying Agent, Registrar and Conversion Agent..67

EXHIBITS

Form of Security.............................................................A-1

                                       v

         THIS  INDENTURE  dated as of March 13,  2002 is between  St.  Mary Land
&  Exploration  Company, a Delaware  corporation (the "Company"),  and Wells
Fargo  Bank  West,  N.A.,  a  national  banking  association,  as  Trustee  (the
"Trustee").

         In  consideration of the premises and the purchase of the Securities by the Holders thereof,  both parties agree as follows for the benefit of the other and for the equal and ratable benefit of the registered Holders of the Company's
5.75% Senior Convertible Notes due 2022.

                                   ARTICLE I
                   DEFINITIONS AND INCORPORATION BY REFERENCE

Section 1.1  Definitions.

         "Affiliate"  means,  with respect to any  specified  person,  any other person  directly or indirectly  controlling  or controlled by or under direct or indirect  common  control with such specified  person.  For the purposes of this definition,  "control"  when used with  respect to any person means the power to direct the  management  and  policies of such  person,  directly or  indirectly, whether  through the ownership of voting  securities,  by contract or otherwise;
and the terms  "controlling" and "controlled"  have meanings  correlative to the foregoing.

         "Agent" means any Registrar, Paying Agent or Conversion Agent.

         "Applicable Procedures" means, with respect to any transfer or exchange of beneficial ownership interests in a Global Security, the rules and procedures of the Depositary that are applicable to such transfer or exchange.

         "Board of Directors" means the board of directors of the Company or any authorized committee of the Board of Directors.

         "Business Day" means each day that is not a Legal Holiday.

         "Capital  Stock" of any  Person  means any and all  shares,  interests, rights to purchase, warrants, options, participations or other equivalents of or interests in (however  designated) equity of such Person, but excluding any debt securities convertible into such equity.

         "Cash" or "cash" means such coin or currency of the United States as at any time of payment is legal tender for the payment of public and private debts.

         "Certificated  Security" means a Security that is in substantially  the form attached  hereto as Exhibit A and that does not include the  information or the schedule called for by footnotes 1, 3 and 4 thereof.

         "Closing  Price Per  Share"  means the  closing  price per share of the
Company's Common Stock determined in accordance with Section 4.6(d) hereof.

         "Common  Stock" means the common  stock of the Company,  par value $.01 per  share,  as it exists on the date of this  Indenture  and any  shares of any
class  or  classes  of  Capital  Stock  of  the  Company   resulting   from  any
reclassification  or  reclassifications  thereof and which have no preference in respect of  dividends  or of amounts  payable in the event of any  voluntary  or involuntary liquidation,  dissolution or winding-up of the Company and which are not subject to redemption by the Company; provided, however, that if at any time there shall be more than one such resulting class, the shares of each such class then so issuable on  conversion  of  Securities  shall be  substantially  in the proportion  which the total  number of shares of such class  resulting  from all such  reclassifications  bears to the total number of shares of all such classes resulting from all such reclassifications.

         "Company"  means  the  party  named as such in this  Indenture  until a successor  replaces it  pursuant to this  Indenture,  and  thereafter  means the successor.

         "Contingent  Interest"  has the meaning  specified  in Section 1 of the form of Security attached hereto as Exhibit A.

         "Conversion  Value" of a Security  as of any date means the  product of the Sale Price of a share of Common  Stock  times the number of shares of Common
Stock  into  which the  Security  could  then be  converted  (assuming  that the
Security was convertible as of such date).

         "Corporate  Trust  Office"  means  the  corporate  trust  office of the
Trustee at which at any  particular  time its corporate  trust business shall be administered,  which office at the date of the  execution  of this  Indenture is located at 1740 Broadway,  MAC C7301-024,  Denver,  Colorado  80274,  Attention:
Corporate  Trust  Services,  or at any other time at such  other  address as the
Trustee may designate from time to time by notice to the Company.

         "Default" or "default" means, when used with respect to the Securities, any event  which is or,  after  notice or passage  of time or both,  would be an
Event of Default.

         "Exchange Act" means the  Securities  Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder,  as in effect from time to time.

         "Ex-Dividend  Time" means, with respect to any issuance or distribution on shares of Common  Stock,  the first date on which the shares of Common  Stock trade  regular  way on the  principal  securities  market on which the shares of
Common  Stock are then  traded  without  the right to receive  such  issuance or distribution.

         "Fair Market  Value" shall mean the amount which a willing  buyer would pay a willing seller in an arm's length  transaction (as determined by the Board of Directors, whose determination shall be conclusive).

         "Final Maturity Date" means March 15, 2022.

         "GAAP" means  generally  accepted  accounting  principles in the United
States of America as in effect as of the date of this Indenture, including those set forth in (1) the opinions and  pronouncements  of the Accounting  Principles
Board  of the  American  Institute  of  Certified  Public  Accountants,  (2) the
statements and pronouncements of the Financial  Accounting  Standards Board, (3)
such other statements by such other entity as approved by a significant  segment of the  accounting  profession  and (4) the  rules  and  regulations  of the SEC governing the inclusion of financial  statements  (including pro forma financial statements)  in  registration  statements  filed  under the  Securities  Act and periodic  reports  required to be filed  pursuant to Section 13 of the  Exchange
Act,  including  opinions and  pronouncements in staff accounting  bulletins and similar written statements from the accounting staff of the SEC.

         "Global  Security"  means  a  permanent  Global  Security  that  is  in substantially  the form  attached  hereto  as  Exhibit A and that  includes  the information and schedule called for by footnotes 1, 3 and 4 thereof and which is deposited with the Depositary or its custodian and registered in the name of the
Depositary or its nominee.

         "Holder" or "Securityholder"  means the person in whose name a Security is registered on the Primary Registrar's books.

         "Indebtedness"  means obligations (other than nonrecourse  obligations)
of, or  guaranteed  or assumed  by, the Company for  borrowed  money,  including obligations evidenced by bonds,  debentures,  notes or other similar instruments and  reimbursement  and cash  collateralization  of letters of credit,  bankers'
acceptances, interest rate hedge and currency hedge agreements.

         "Indenture"  means this Indenture as amended or supplemented  from time to time pursuant to the terms of this Indenture.

         "Liquidated  Damages" has the meaning  specified in Section 3(a) of the
Registration  Rights  Agreement.  All references  herein or in the Securities to interest accrued or payable as of any date shall include any Liquidated  Damages accrued  or  payable  as of such date as  provided  in the  Registration  Rights
Agreement.

         "Market Price" as of any date of determination means the average of the
Sale  Prices of the shares of Common  Stock for the  fifteen  Trading Day period ending  on  (if  the  third  Business  Day  prior  to  the  applicable  date  of determination  is a Trading  Day, or if not,  then on the last Trading Day prior
to), the third Business Day prior to the  applicable  Optional  Repurchase  Date appropriately  adjusted to take into account the  occurrence,  during the period commencing  on the first of such Trading  Days during such  fifteen  Trading Day period  and  ending on such date of  determination,  of any event  described  in
Section 4.6; subject, however, to the conditions set forth in Section 4.7.

         "Maturity"  means the date on which the outstanding  principal  amount,
Redemption  Price,  Optional  Repurchase  Price or Change in Control  Repurchase
Price with  respect to such  Securities  becomes  due and  payable as therein or herein  provided,  whether  at  the  Final  Maturity  Date  or by  acceleration, conversion, call for redemption, exercise of a repurchase right or otherwise.

         "Moody's" means Moody's Investors Service Inc. and its successors.

         "Officer" means the Chairman of the Board, the Chief Executive Officer,
the President,  any Vice President, the Chief Financial Officer, the Controller,
the  Secretary  or any  Assistant  Secretary,  the  Treasurer  or any  Assistant
Treasurer of the Company.

         "Officers'  Certificate"  means a  certificate  signed by two Officers;
provided,  however,  that for  purposes  of  Sections  4.11 and 6.3,  "Officers'
Certificate"  means a  certificate  signed by the principal  executive  officer, principal  financial officer or principal  accounting officer of the Company and by one other Officer.

         "Opinion of Counsel" means a written  opinion from legal  counsel.  The counsel may be an employee of or counsel to the Company or the Trustee.

         "Person" or "person" means any  individual,  corporation,  partnership, limited liability  company,  joint venture,  association,  joint-stock  company, trust,  unincorporated  organization,  government  or any  agency  or  political subdivision thereof or any other entity.

         "Principal"  or   "principal"   of  a  debt  security,   including  the
Securities,  means the principal of the security  plus,  when  appropriate,  the premium, if any, on the security.

         "Purchase Agreement" means the Purchase Agreement, dated as of March 7,
2002,  between the Company and Bear,  Stearns  &  Co. Inc.,  Banc of America
Securities, LLC, RBC Dain Rauscher Inc., A.G. Edwards & Sons, Inc., McDonald
Investments Inc. and Comerica Securities, Inc.

         "Record Date" shall mean, with respect to any dividend, distribution or other  transaction  or event in which the holders of shares of Common Stock have the right to receive  any cash,  securities  or other  property  or in which the shares  of Common  Stock (or other  applicable  security)  is  exchanged  for or converted into any combination of cash,  securities or other property,  the date
fixed  for  determination  of  stockholders   entitled  to  receive  such  cash,
securities  or other  property  (whether  such  date is  fixed  by the  Board of
Directors or by statute, contract or otherwise).

         "Redemption  Date" or "redemption  date," when used with respect to any
Security to be redeemed,  means the date fixed for such  redemption  pursuant to this Indenture.

         "Redemption Price" or "redemption price," when used with respect to any
Security to be redeemed,  means the price fixed for such redemption  pursuant to this  Indenture,  as set  forth in the form of  Security  annexed  as  Exhibit A hereto.

         "Registration   Rights   Agreement"  means  the   Registration   Rights
Agreement,  dated as of March 13,  2002,  between the Company and Bear,  Stearns
& Co. Inc.,  Banc of America  Securities  LLC, RBC Dain Rauscher Inc.,  A.G.
Edwards & Sons,  Inc.,  McDonald  Investments Inc. and Comerica  Securities,
Inc., as initial purchasers.

         "Regular Record Date" for the interest (including  Contingent Interest)
payable on the Note means  March 1 and  September  1 (whether  or not a Business
Day), as applicable, next preceding the corresponding Interest Payment Date.

         "Regulation S" means Regulation S under the Securities Act.

         "Restricted  Certificated Security" means a Certificated Security which is a Transfer Restricted Security.

         "Restricted Global Security" means a Global Security that is a Transfer
Restricted Security.

         "Restricted  Security"  means a Restricted  Certificated  Security or a
Restricted Global Security.

         "Rule 144" means Rule 144 under the  Securities Act or any successor to such Rule.

         "Rule 144A" means Rule 144A under the  Securities  Act or any successor to such Rule.

         "Sale Price" of the shares of Common Stock on any date means:

                  (1) the closing  per share sale price (or, if no closing  sale price is  reported,  the  average of the bid and ask prices or, if more than one in either case, the average of the average bid and average ask prices) on such date as reported in the composite  transactions for the principal  United  States  securities  exchange  on which the shares of
         Common Stock are traded, or

                  (2) if the Common  Shares  are not  listed on a United  States national or regional securities  exchange,  as reported by the National
         Association of Securities  Dealers  Automated  Quotation  System or its
         successors.

         "SEC" means the Securities and Exchange Commission.

         "Securities"  means the 5.75% Senior  Convertible Notes due 2022 or any of them (each, a "Security"), as amended or supplemented from time to time, that are issued under this Indenture.

         "Securities Act" means the Securities Act of 1933, as amended,  and the rules and regulations promulgated thereunder, as in effect from time to time.

         "Securities  Custodian" means the Trustee, as custodian with respect to the Securities in global form, or any successor thereto.

         "Standard &  Poor's" means Standard & Poor's Ratings Service, a division of The McGraw Hill Companies, Inc., and its successors.

         "Subsidiary"   means,  in  respect  of  any  Person,  any  corporation,
association,  partnership or other business entity of which more than 50% of the total  voting  power of shares of Capital  Stock or other  interests  (including partnership  interests)  entitled  (without  regard  to  the  occurrence  of any contingency) to vote in the election of directors, managers, general partners or trustees thereof is at the time owned or controlled,  directly or indirectly, by
(i) such Person;  (ii) such Person and one or more  Subsidiaries of such Person;
or (iii) one or more Subsidiaries of such Person.

         "TIA" means the Trust  Indenture Act of 1939, as amended,  as in effect on the date of this Indenture, except as provided in Section 13.3, and except to the extent any  amendment  to the Trust  Indenture  Act  expressly  provides for application of the Trust Indenture Act as in effect on another date.

         "Trading Day" means:

                  (1) if the  applicable  Security  is  listed or  admitted  for trading  on the New York  Stock  Exchange,  a day on which the New York
         Stock Exchange is open for business;

                  (2) if that  Security  is not  listed  on the New  York  Stock
         Exchange,  a day on which  trades  may be made on the  Nasdaq  National
         Market;

                  (3) if that  Security  is not so listed on the New York  Stock
         Exchange and not quoted on the Nasdaq National  Market,  a day on which the principal  U.S.  securities  exchange on which the  Securities  are listed is open for business; or

                  (4) if the applicable Security is not so listed,  admitted for trading or quoted,  any day other than a Saturday  or a Sunday or a day on which banking  institutions  in the State of New York are authorized or obligated by law or executive order to close.

         "Trading Price" of a Security on any date of determination means:

                  (1) the average of the  secondary  market bid  quotations  per
         Security  obtained by the Company for $10,000,000  principal  amount of the Securities at approximately  3:30 p.m., New York City time, on such
         determination  date  from  three  independent   nationally   recognized
         securities dealers selected by the Company;

                  (2) if at least three such bids cannot  reasonably be obtained by the Company, but two such bids are obtained, then the average of the two bids shall be used;

                  (3) if only one such bid can  reasonably  be  obtained  by the
         Company, this one bid shall be used; or

                  (4) if the Company cannot  reasonably  obtain at least one bid for  $10,000,000  principal  amount of the Securities from a nationally recognized  securities dealer or in the Company's  reasonable judgment, the bid quotations are not indicative of the secondary  market value of the Securities, then the trading price of the Securities will equal (i)
         the  then-applicable  Conversion  Rate of the Securities  multiplied by
         (ii) the Sale Price of the Company's Common Stock on such determination date.

         "Trustee"  means  the  party  named as such in this  Indenture  until a successor  replaces it in accordance with the provisions of this Indenture,  and thereafter means the successor.

         "Trust  Officer"  means,  with  respect  to the  Trustee,  any  officer assigned to the Corporate  Trust Office,  and also, with respect to a particular matter,  any other  officer  to whom such  matter is  referred  because  of such officer's knowledge of and familiarity with the particular subject.

         "Unrestricted Certificated Security" means a Certificated Security that is not a Transfer Restricted Security.

         "Unrestricted  Global  Security"  means a Global Security that is not a
Transfer Restricted Security.

         "Voting  Stock" of a Person means all classes of Capital Stock or other interests (including  partnership interests) of such Person then outstanding and normally  entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof.

Section 1.2  Other Definitions.

Term                                                          Defined in Section
----                                                          ------------------
"Agent Members"...........................................................2.1
"Bankruptcy Law"..........................................................8.1
"Change in Control".......................................................12.1
"Change in Control Repurchase Date".......................................12.1
"Change in Control Repurchase Notice".....................................12.1
"Change in Control Repurchase Price"......................................12.1
"closing price"...........................................................4.6(d)
"Company Notice"..........................................................5.5
"Company Notice Date".....................................................5.5
"Company Order"...........................................................2.2
"Contingent Payment Regulations"..........................................6.10
"Conversion Agent"........................................................2.3
"Conversion Date".........................................................4.2
"Conversion Rate".........................................................4.1(b)
"Conversion Price"........................................................4.6
"current market price"....................................................4.6(d)
"Custodian"...............................................................8.1
"DTC".....................................................................2.1
"Depositary"..............................................................2.1
"Determination Date"......................................................4.6(c)
"Event of Default"........................................................8.1
"Expiration Date".........................................................4.6(c)
"Expiration Time".........................................................4.6(c)
"Legal Holiday"...........................................................13.7
"NNM".....................................................................4.5
"Optional Repurchase Date"................................................5.1
"Optional Repurchase Notice"..............................................5.1
"Optional Repurchase Price"...............................................5.1
"Paying Agent"............................................................2.3
"Primary Registrar".......................................................2.3
"Purchased Shares"........................................................4.6(c)
"QIB".....................................................................2.1
"Registrar"...............................................................2.3
"Repurchase Press Release"................................................5.5
"Transfer Certificate"....................................................2.12
"Transfer Restricted Security"............................................2.12
"Triggering Distribution".................................................4.6(c)
"Unissued Shares".........................................................12.1

Section 1.3  Trust Indenture Act Provisions.

         Whenever  this  Indenture  refers  to a  provision  of  the  TIA,  that provision is incorporated by reference in and made a part of this Indenture. The
Indenture shall also include those provisions of the TIA required to be included herein  by the  provisions  of the  Trust  Indenture  Reform  Act of  1990.  The
following TIA terms used in this Indenture have the following meanings:

         "indenture securities" means the Securities;

         "indenture security holder" means a Securityholder;

         "indenture to be qualified" means this Indenture;

         "indenture trustee" or "institutional trustee" means the Trustee; and

         "obligor" on the  indenture  securities  means the Company or any other obligor on the Securities.

         All other  terms used in this  Indenture  that are  defined in the TIA, defined by TIA  reference to another  statute or defined by any SEC rule and not otherwise defined herein have the meanings assigned to them therein.

Section 1.4  Rules of Construction.

         Unless the context otherwise requires:

         (i)   a term has the meaning assigned to it;

         (ii)  an accounting term not otherwise defined has the meaning assigned to it in accordance with GAAP;

         (iii) words in the singular include the plural, and words in the plural include the singular;

         (iv)  provisions apply to successive events and transactions;

         (v)   the masculine gender includes the feminine and the neuter;

         (vi)  references to agreements and other instruments include subsequent amendments thereto; and

         (vii) "herein,"  "hereof" and  other  words  of similar import refer to this  Indenture  as a  whole and not to any particular Article, Section or other subdivision.

                                 THE SECURITIES

Section 2.1  Form and Dating

         The Securities and the Trustee's certificate of authentication shall be substantially  in the respective  forms set forth in Exhibit A, which Exhibit is incorporated  in and  made  part of this  Indenture.  The  Securities  may  have notations,  legends or  endorsements  required by law,  stock  exchange  rule or usage.  Each  Security  shall  be  dated  the  date of its  authentication.  The
Securities  are being  offered  and sold by the Company in  transactions  exempt from, or not subject to, the registration requirements of the Securities Act.

         (a) Restricted Global  Securities.  All of the Securities are initially being offered and sold to qualified institutional buyers as defined in Rule 144A
(collectively,  "QIBs" or  individually,  each a "QIB") in reliance on Rule 144A under the  Securities  Act and shall be issued  initially  in the form of one or more  Restricted  Global  Securities,  which shall be deposited on behalf of the purchasers  of the  Securities  represented  thereby  with the  Trustee,  at its
Corporate Trust Office,  as custodian for the depositary,  The Depository  Trust
Company ("DTC") (such depositary,  or any successor  thereto,  being hereinafter referred to as the  "Depositary"),  and  registered  in the name of its nominee,
Cede & Co., duly executed by the Company and authenticated by the Trustee as hereinafter  provided.  The aggregate  principal amount of the Restricted Global
Security may from time to time be increased or decreased by adjustments  made on the records of the Securities Custodian as hereinafter provided, subject in each case to compliance with the Applicable Procedures.

         (b) Global Securities in General.  Each Global Security shall represent such of the outstanding  Securities as shall be specified therein and each shall provide that it shall represent the aggregate  amount of outstanding  Securities from time to time endorsed  thereon and that the aggregate amount of outstanding
Securities represented thereby may from time to time be reduced or increased, as appropriate, to reflect exchanges, redemptions, purchases or conversions of such
Securities.  Any  endorsement of a Global  Security to reflect the amount of any increase or decrease in the amount of outstanding Securities represented thereby shall be made by the  Securities  Custodian  in  accordance  with  the  standing instructions  and procedures  existing between the Depositary and the Securities
Custodian.

         Members of, or participants in, the Depositary  ("Agent Members") shall have no rights under this Indenture with respect to any Global  Security held on their behalf by the Depositary or under any Global Security,  and the Depositary
(including,  for this purpose,  its nominee) may be treated by the Company,  the
Trustee and any agent of the Company or the  Trustee as the  absolute  owner and
Holder of such Global Security for all purposes whatsoever.  Notwithstanding the foregoing,  nothing  herein  shall (A) prevent the  Company,  the Trustee or any agent  of  the  Company  or the  Trustee  from  giving  effect  to  any  written certification,  proxy or other authorization  furnished by the Depositary or (B)
impair,  as between the  Depositary  and its Agent  Members,  the  operation  of customary  practices  governing  the  exercise  of the rights of a Holder of any
Security.

         (c) Certificated  Securities.  Certificated  Securities shall be issued only under the limited circumstances provided in Section 2.12(a)(1) hereof.

Section 2.2  Execution and Authentication

         An  Officer  shall  sign the  Securities  for the  Company by manual or facsimile  signature  attested  by the  manual  or  facsimile  signature  of the
Secretary or an Assistant Secretary of the Company.  Typographic and other minor errors or defects in any such facsimile  signature shall not affect the validity or enforceability of any Security which has been  authenticated and delivered by the Trustee.

         If an Officer  whose  signature  is on a Security no longer  holds that office at the time the Trustee authenticates the Security, the Security shall be valid nevertheless.

         A Security  shall not be valid  until an  authorized  signatory  of the
Trustee manually signs the certificate of  authentication  on the Security.  The signature shall be conclusive  evidence that the Security has been authenticated under this Indenture.

         The  Trustee  shall   authenticate  and  make  available  for  delivery
Securities  for  original  issue  in the  aggregate  principal  amount  of up to
$75,000,000 (plus up to an additional $25,000,000 that may be issued pursuant to the exercise of the over-allotment  option described in the Purchase  Agreement)
upon receipt of a written order or orders of the Company signed by an Officer of the Company (a "Company  Order").  The Company Order shall specify the amount of
Securities to be  authenticated,  shall provide that all such Securities will be represented by a Restricted  Global Security and the date on which each original issue of Securities is to be  authenticated.  The aggregate  principal amount of
Securities  outstanding  at any  time  may not  exceed  $75,000,000,  except  as provided above and in Section 2.7.

         The Trustee shall act as the initial authenticating agent.  Thereafter, the Trustee may appoint an  authenticating  agent  acceptable  to the Company to authenticate  Securities.  An authenticating  agent may authenticate  Securities
whenever  the  Trustee  may  do  so.  Each   reference  in  this   Indenture  to
authentication  by  the  Trustee  includes  authentication  by  such  agent.  An authenticating  agent  shall  have the same  rights as an Agent to deal with the
Company or an Affiliate of the Company.

         The  Securities  shall be  issuable  only in  registered  form  without coupons and only in denominations of $1,000 and any integral multiple thereof.

Section 2.3  Registrar, Paying Agent and Conversion Agent

         The  Company  shall  maintain  one or more  offices or  agencies  where
Securities may be presented for  registration of transfer or for exchange (each, a  "Registrar"),  one or  more  offices  or  agencies  where  Securities  may be presented for payment (each, a "Paying Agent"),  one or more offices or agencies where  Securities may be presented for conversion  (each, a "Conversion  Agent")
and one or more  offices or  agencies  where  notices and demands to or upon the
Company in respect  of the  Securities  and this  Indenture  may be served.  The
Company will at all times maintain a Paying Agent,  Conversion Agent,  Registrar and an office or agency  where  notices  and  demands to or upon the  Company in respect of the  Securities  and this  Indenture  may be served in the Borough of
Manhattan, the City of New York. One of the Registrars (the "Primary Registrar")
shall keep a register of the Securities and of their transfer and exchange.

                                       10

         The Company shall enter into an appropriate  agency  agreement with any
Agent  not a  party  to  this  Indenture.  The  agreement  shall  implement  the provisions of this Indenture that relate to such Agent. The Company shall notify the Trustee of the name and address of any Agent not a party to this  Indenture.
If the Company fails to maintain a Registrar,  Paying Agent, Conversion Agent or agent  for  service  of  notices  and  demands  in any  place  required  by this
Indenture, or fails to give the foregoing notice, the Trustee shall act as such.
The Company or any  Affiliate of the Company may act as Paying Agent (except for the purposes of Section 6.1 and Article X).

         The Company  hereby  initially  designates the Trustee as Paying Agent,
Registrar,  Securities  Custodian and Conversion Agent (which shall initially be located at 45 Broadway,  12th Floor,  MAC  N2666-120,  New York, New York 10006,
Attention: Corporate Trust Department), one such office or agency of the Company for each of the aforesaid purposes.

Section 2.4  Paying Agent To Hold Money in Trust

         Prior  to  11:00  a.m.,  New York  City  time,  on each due date of the principal of or interest,  if any, on any Securities,  the Company shall deposit with  a  Paying  Agent  a sum  sufficient  to pay  such  principal  or  interest
(including  Contingent  Interest),  if any, so becoming due.  Subject to Section
5.9, a Paying  Agent shall hold in trust for the benefit of  Securityholders  or the Trustee all money held by the Paying  Agent for the payment of  principal of or  interest,  if any, on the  Securities,  and shall  notify the Trustee of any default by the Company (or any other  obligor on the  Securities)  in making any such  payment.  If the Company or an  Affiliate  of the  Company  acts as Paying
Agent, it shall,  before 11:00 a.m., New York City time, on each due date of the principal of or interest on any  Securities,  segregate money in such amount and hold it as a separate  trust fund.  The Company at any time may require a Paying
Agent to pay all money held by it to the  Trustee,  and the  Trustee  may at any time during the  continuance  of any Default,  upon written  request to a Paying
Agent,  require such Paying  Agent to  forthwith  pay to the Trustee all sums so held in trust by such Paying Agent.  Upon doing so, the Paying Agent (other than the Company) shall have no further liability for the money.

Section 2.5  Securityholder Lists

         The  Trustee  shall  preserve  in as  current  a form as is  reasonably practicable  the most recent list  available to it of the names and addresses of
Securityholders.  If the Trustee is not the Primary Registrar, the Company shall furnish to the Trustee on or before the third (3rd)  Business Day preceding each semiannual  interest  payment  date and at such other  times as the  Trustee may request  in writing a list in such form and as of such date as the  Trustee  may reasonably require of the names and addresses of Securityholders.

Section 2.6  Transfer and Exchange

         Subject  to  compliance  with any  applicable  additional  requirements contained in Section  2.12,  when a Security is presented to a Registrar  with a request to register a transfer thereof or to exchange such Security for an equal principal amount of Securities of other authorized denominations,  the Registrar shall  register  the  transfer  or make the  exchange  as  requested;  provided,

                                       11

however,  that every  Security  presented or  surrendered  for  registration  of transfer or exchange shall be duly endorsed or accompanied by an assignment form and, if applicable,  a transfer certificate each in the form included in Exhibit
A, and in form satisfactory to the Registrar duly executed by the Holder thereof or its attorney duly authorized in writing.  To permit registration of transfers and exchanges,  upon surrender of any Security for  registration  of transfer or exchange at an office or agency maintained  pursuant to Section 2.3, the Company shall execute and the Trustee shall authenticate  Securities of a like aggregate principal amount at the Registrar's  request.  Any exchange or transfer shall be without charge,  except that the Company or the Registrar may require payment of a sum  sufficient  to cover  any tax or other  governmental  charge  that may be imposed in relation thereto, and provided, that this sentence shall not apply to any  exchange  pursuant  to  Section  2.7,  2.10,  2.12(a)(1),  3.6,  4.2  (last paragraph), 5.11, 11.5 or 12.4.

         Neither the Company, any Registrar nor the Trustee shall be required to exchange or register a transfer  of (a) any  Securities  for a period of 15 days next  preceding any mailing of a notice of  Securities  to be redeemed,  (b) any
Securities or portions thereof selected or called for redemption (except, in the case of redemption of a Security in part, the portion not to be redeemed) or (c)
any  Securities or portions  thereof in respect of which an Optional  Repurchase
Notice or a Change in  Control  Repurchase  Notice  has been  delivered  and not withdrawn  by the  Holder  thereof  (except,  in the case of the  purchase  of a
Security in part, the portion not to be purchased).

         All Securities issued upon any transfer or exchange of Securities shall be valid  obligations  of the Company,  evidencing the same debt and entitled to the same benefits under this Indenture,  as the Securities surrendered upon such transfer or exchange.

         (b) Any  Registrar  appointed  pursuant  to Section  2.3  hereof  shall provide to the Trustee such information as the Trustee may reasonably require in connection  with the delivery by such  Registrar of Securities  upon transfer or exchange of Securities.

         (c) Each Holder of a Security  agrees to  indemnify  the  Company,  the
Registrar  and the  Trustee  against  any  liability  that may  result  from the transfer,  exchange or assignment of such Holder's  Security in violation of any provision of this  Indenture  and/or  applicable  United States federal or state securities law.

         The Trustee shall have no  obligation or duty to monitor,  determine or inquire as to compliance with any  restrictions  on transfer  imposed under this
Indenture or under  applicable  law with respect to any transfer of any interest in any Security (including any transfers between or among Agent Members or other beneficial  owners of  interests in any Global  Security)  other than to require delivery  of such  certificates  and  other  documentation  or  evidence  as are expressly  required by, and to do so if and when expressly required by the terms of, this Indenture,  and to examine the same to determine substantial compliance as to form with the express requirements hereof.

                                       12

Section 2.7  Replacement Securities

         If any mutilated Security is surrendered to the Company, a Registrar or the Trustee,  or the Company,  a Registrar and the Trustee  receive  evidence to their satisfaction of the destruction,  loss or theft of any Security, and there is delivered  to the  Company,  the  applicable  Registrar  and the Trustee such security or indemnity as will be required by them to save each of them harmless, then,  in the absence of actual  notice to the  Company,  such  Registrar or the
Trustee  that such  Security  has been  acquired by a bona fide  purchaser,  the
Company  shall  execute,   and  upon  its  written  request  the  Trustee  shall
authenticate and deliver, in exchange for any such mutilated Security or in lieu of any such destroyed, lost or stolen Security, a new Security of like tenor and principal amount, bearing a number not contemporaneously outstanding.

         In case any such  mutilated,  destroyed,  lost or stolen  Security  has become or is about to become  due and  payable,  or is about to be  redeemed  or purchased by the Company  pursuant to Article III, the Company in its discretion may,  instead of issuing a new Security,  pay, redeem or purchase such Security, as the case may be.

         Upon the  issuance of any new  Securities  under this  Section 2.7, the
Company shall require the payment of a sum  sufficient to cover any tax or other governmental  charge  that may be  imposed  in  relation  thereto  and any other reasonable  expenses  (including the reasonable fees and expenses of the Trustee or the Registrar) in connection therewith.

         Every new Security  issued  pursuant to this Section 2.7 in lieu of any destroyed,  lost or stolen  Security  shall  constitute  an original  additional contractual  obligation of the Company,  whether or not the  destroyed,  lost or stolen  Security  shall be at any  time  enforceable  by  anyone,  and  shall be entitled to all benefits of this Indenture equally and proportionately  with any and all other Securities duly issued hereunder.

         The provisions of this Section 2.7 are (to the extent lawful) exclusive and shall  preclude (to the extent  lawful) all other  rights and remedies  with respect to the  replacement or payment of mutilated,  destroyed,  lost or stolen
Securities.

Section 2.8  Outstanding Securities

         Securities outstanding at any time are all Securities  authenticated by the  Trustee,  except  for  those  canceled  by it,  those  delivered  to it for cancellation and those described in this Section 2.8 as not outstanding.

         If a Security  is  replaced  pursuant  to Section  2.7, it ceases to be outstanding  unless  the  Company  receives  proof  satisfactory  to it that the replaced Security is held by a bona fide purchaser.

         If a Paying  Agent  (other  than the  Company  or an  Affiliate  of the
Company)  holds on a redemption  date, a Change in Control  Repurchase  Date, an
Optional  Repurchase Date or the Final Maturity Date money sufficient to pay the principal  of  (including  premium,  if any)  and  accrued  interest  (including
Contingent  Interest) on Securities (or portions  thereof) payable on that date, then on and after that date such  Securities (or portions  thereof,  as the case may be) cease to be outstanding and interest on them ceases to accrue.

                                       13

         Subject to the  restrictions  contained in Section 2.9, a Security does not cease to be  outstanding  because the Company or an Affiliate of the Company holds the Security.

Section 2.9  Treasury Securities

         In determining  whether the Holders of the required principal amount of
Securities  have  concurred  in  any  notice,  direction,   waiver  or  consent,
Securities owned by the Company or any other obligor on the Securities or by any
Affiliate of the Company or of such other obligor shall be  disregarded,  except that,  for  purposes of  determining  whether the Trustee  shall be protected in relying on any such notice, direction,  waiver or consent, only Securities which a  Trust  Officer  of the  Trustee  actually  knows  are so  owned  shall  be so disregarded. Securities so owned which have been pledged in good faith shall not be disregarded if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to the Securities and that the pledgee is not the Company or any other  obligor on the  Securities or any Affiliate of the
Company or of such other obligor.

Section 2.10  Temporary Securities

         Until  definitive  Securities  are ready for delivery,  the Company may prepare and execute,  and,  upon receipt of a Company  Order,  the Trustee shall authenticate and deliver,  temporary  Securities.  Temporary Securities shall be substantially in the form of definitive  Securities but may have variations that the Company with the consent of the Trustee considers  appropriate for temporary
Securities.  Without  unreasonable  delay,  the  Company  shall  prepare and the
Trustee shall  authenticate  and deliver  definitive  Securities in exchange for temporary Securities.

Section 2.11  Cancellation

         The  Company at any time may  deliver  Securities  to the  Trustee  for cancellation.  The Registrar,  the Paying Agent and the  Conversion  Agent shall forward  to the  Trustee  or its agent any  Securities  surrendered  to them for transfer,  exchange,  payment or  conversion.  The Trustee and no one else shall cancel, in accordance with its standard procedures,  all Securities  surrendered for transfer,  exchange,  redemption,  payment,  conversion or cancellation  and shall deliver the canceled  Securities to the Company.  All Securities which are redeemed,  purchased  or  otherwise  acquired  by  the  Company  or  any  of its
Subsidiaries  prior to the Final Maturity Date shall be delivered to the Trustee for cancellation and the Company may not hold or resell such Securities or issue any new  Securities to replace any such  Securities or any  Securities  that any
Holder  has  converted  pursuant  to  Article  IV.  Without  limitation  to  the foregoing, any Securities acquired by any investment bankers or other purchasers pursuant to Section  3.7 shall be  surrendered  for  conversion  and  thereafter cancelled, and may not be reoffered, sold or otherwise transferred.

Section 2.12  Additional Transfer and Exchange Requirements

         (a) Transfer and Exchange of Global Securities.

                  (1)  Certificated  Securities  shall be issued in exchange for interests in the Global Securities only if (x) the Depositary  notifies the Company that it is  unwilling  or unable to continue as  Depositary for the Global Securities or if it at any time ceases to be a "clearing agency" registered under the Exchange Act, if so required by applicable law or  regulation  and a successor  Depositary is not appointed by the
         Company  within 90 days, or (y) an Event of Default has occurred and is continuing.  In either case, the Company shall execute, and the Trustee shall,  upon receipt of a Company  Order  (which the Company  agrees to delivery promptly), authenticate and deliver Certificated Securities in an aggregate  principal  amount equal to the  principal  amount of such
         Global Securities in exchange  therefor.  Only Restricted  Certificated
         Securities  shall be issued in exchange  for  beneficial  interests  in
         Restricted  Global  Securities,   and  only  Unrestricted  Certificated
         Securities  shall be issued in exchange  for  beneficial  interests  in
         Unrestricted  Global  Securities.  Certificated  Securities  issued  in exchange  for  beneficial  interests  in  Global  Securities  shall  be registered in such names and shall be in such authorized  denominations as the Depositary, pursuant to instructions from its direct or indirect participants  or  otherwise,  shall  instruct the Trustee.  The Trustee shall deliver or cause to be delivered such Certificated  Securities to the  Persons in whose names such  Securities  are so  registered.  Such
         exchange   shall  be  effected  in  accordance   with  the   Applicable
         Procedures.

                  (2)  Notwithstanding  any other  provisions of this  Indenture other than the  provisions  set forth in Section  2.12(a)(1),  a Global
         Security may not be  transferred as a whole except by the Depositary to a nominee of the  Depositary  or by a nominee of the  Depositary to the
         Depositary or another nominee of the Depositary or by the Depositary or any  such  nominee  to a  successor  Depositary  or a  nominee  of such successor Depositary.

         (b) Transfer and Exchange of Certificated Securities. In the event that
Certificated  Securities  are issued in exchange  for  beneficial  interests  in
Global Securities in accordance with Section 2.12(a)(1) of this Indenture, on or after such event when  Certificated  Securities  are  presented by a Holder to a
Registrar with a request:

                  (x) to register the transfer of the Certificated Securities to a person who will take  delivery  thereof  in the form of  Certificated
         Securities only; or

                  (y) to  exchange  such  Certificated  Securities  for an equal
         principal  amount  of  Certificated   Securities  of  other  authorized
         denominations,  such Registrar  shall register the transfer or make the exchange as requested;

provided, however, that the Certificated Securities presented or surrendered for register of transfer or exchange:

                  (1)  shall  be  duly  endorsed  or  accompanied  by a  written instrument  of  transfer  in  accordance  with the proviso to the first paragraph of Section 2.6; and

                  (2) in the case of a Restricted  Certificated  Security,  such request shall be  accompanied by the following  additional  information and documents, as applicable:

                           (i) if such Restricted Certificated Security is being
                  delivered to the Registrar by a Holder for registration in the name of such  Holder,  without  transfer,  or such  Restricted
                  Certificated Security is being transferred to the Company or a
                  Subsidiary of the Company, a certification to that effect from such  Holder  (in  substantially  the  form  set  forth in the
                  Transfer Certificate);

                                       15

                           (ii)  if such  Restricted  Certificated  Security  is
                  being transferred to a person the Holder  reasonably  believes is a QIB in  accordance  with  Rule  144A  or  pursuant  to an effective  registration  statement under the Securities Act, a
                  certification   to  that   effect   from   such   Holder   (in
                  substantially the form set forth in the Transfer Certificate);
                  or

                           (iii) if such  Restricted  Certificated  Security  is
                  being  transferred  (i)  pursuant  to an  exemption  from  the registration  requirements of the Securities Act in accordance with  Rule  144 or (ii)  pursuant  to an  exemption  from  the registration  requirements  of the  Securities Act (other than pursuant  to Rule  144A or Rule 144) and as a result of which, in the case of a Security  transferred pursuant to this clause
                  (ii), such Security shall cease to be a "restricted  security"
                  within the meaning of Rule 144, a certification to that effect from the  Holder (in  substantially  the form set forth in the
                  Transfer Certificate) and, if the Company or such Registrar so requests,  a customary  Opinion of Counsel,  certificates  and other  information  reasonably  acceptable  to the Company and such  Registrar  to  the  effect  that  such  transfer  is  in
                  compliance   with  the   registration   requirements   of  the
                  Securities Act.

         (c) Transfer of a Beneficial  Interest in a Restricted  Global Security
for a Beneficial Interest in an Unrestricted Global Security.  Any person having a beneficial interest in a Restricted Global Security may upon request,  subject to the Applicable Procedures,  transfer such beneficial interest to a person who is required or permitted to take delivery thereof in the form of an Unrestricted
Global Security.  Upon receipt by the Trustee of written  instructions,  or such other  form of  instructions  as is  customary  for  the  Depositary,  from  the
Depositary or its nominee on behalf of any person  having a beneficial  interest in a Restricted  Global  Security and the following  additional  information and documents in such form as is customary for the Depositary from the Depositary or its  nominee on behalf of the person  having  such  beneficial  interest  in the
Restricted  Global  Security  (all of which may be  submitted  by  facsimile  or electronically):

                  (1) if such beneficial interest is being transferred  pursuant to an effective  registration  statement  under the  Securities  Act, a certification to that effect from the transferor (in  substantially the form set forth in the Transfer Certificate); or

                  (2) if such  beneficial  interest  is  being  transferred  (i)
         pursuant to an  exemption  from the  registration  requirements  of the
         Securities  Act in  accordance  with  Rule 144 or (ii)  pursuant  to an exemption  from the  registration  requirements  of the  Securities Act
         (other  than  pursuant  to Rule  144A or Rule  144) and as a result  of which,  in the case of a Security  transferred  pursuant to this clause
         (ii),  such Security shall cease to be a "restricted  security"  within the  meaning  of Rule 144,  a  certification  to that  effect  from the transferor  (in  substantially  the  form  set  forth  in the  Transfer
         Certificate)  and,  if  the  Company  or the  Trustee  so  requests,  a customary  Opinion  of  Counsel,  certificates  and  other  information reasonably acceptable to the Company and the Trustee to the effect that such transfer is in compliance  with the  registration  requirements of the Securities Act,

                                       16

the Trustee, as a Registrar and Securities  Custodian,  shall reduce or cause to be reduced the aggregate  principal amount of the Restricted  Global Security by the appropriate principal amount and shall increase or cause to be increased the aggregate  principal  amount  of  the  Unrestricted  Global  Security  by a like principal  amount.  Such transfer shall otherwise be effected in accordance with
the  Applicable   Procedures.   If  no  Unrestricted  Global  Security  is  then
outstanding,  the Company shall execute and the Trustee shall, upon receipt of a
Company Order (which the Company agrees to deliver  promptly),  authenticate and deliver an Unrestricted Global Security.

         (d)  Transfer  of a  Beneficial  Interest  in  an  Unrestricted  Global
Security for a Beneficial  Interest in a Restricted Global Security.  Any person having  a  beneficial  interest  in an  Unrestricted  Global  Security  may upon request, subject to the Applicable Procedures, transfer such beneficial interest to a person who is required or permitted to take delivery thereof in the form of a  Restricted  Global  Security  (it  being  understood  that  only QIBs may own beneficial  interests  in  Restricted  Global  Securities).  Upon receipt by the
Trustee  of  written  instructions  or such  other  form of  instructions  as is customary for the Depositary,  from the Depositary or its nominee,  on behalf of any person having a beneficial  interest in an Unrestricted Global Security and, in such form as is customary  for the  Depositary,  from the  Depositary  or its nominee  on  behalf  of  the  person  having  such  beneficial  interest  in the
Unrestricted  Global  Security  (all of which may be  submitted  by facsimile or electronically)  a certification  from the transferor (in substantially the form set forth in the  Transfer  Certificate)  to the  effect  that  such  beneficial interest  is being  transferred  to a  person  that  the  transferor  reasonably believes is a QIB in accordance with Rule 144A, the Trustee,  as a Registrar and
Securities  Custodian,  shall  reduce  or  cause  to be  reduced  the  aggregate principal  amount  of  the  Unrestricted  Global  Security  by  the  appropriate principal  amount and shall  increase  or cause to be  increased  the  aggregate principal amount of the Restricted  Global Security by a like principal  amount.
Such  transfer  shall  otherwise be effected in accordance  with the  Applicable
Procedures.  If no Restricted Global Security is then  outstanding,  the Company shall execute and the Trustee shall,  upon receipt of a Company Order (which the
Company  agrees to deliver  promptly),  authenticate  and  deliver a  Restricted
Global Security.

         (e) Transfers of  Certificated  Securities for  Beneficial  Interest in
Global  Securities.  In the event  that  Certificated  Securities  are issued in exchange for beneficial  interests in Global  Securities  and,  thereafter,  the events or  conditions  specified  in  Section  2.12(a)(1)  which  required  such exchange shall cease to exist,  the Company shall mail notice to the Trustee and to the Holders  stating that Holders may exchange  Certificated  Securities  for interests in Global  Securities by complying  with the  procedures  set forth in this  Indenture  and  briefly  describing  such  procedures  and the  events  or circumstances requiring that such notice be given.  Thereafter,  if Certificated
Securities are presented by a Holder to a Registrar with a request:

                  (x) to register the transfer of such  Certificated  Securities to a person who will take delivery  thereof in the form of a beneficial interest in a Global Security, which request shall specify whether such
         Global Security will be a Restricted Global Security or an Unrestricted
         Global Security; or

                                       17

                  (y) to  exchange  such  Certificated  Securities  for an equal principal amount of beneficial  interests in a Global  Security,  which beneficial  interests  will be owned by the  Holder  transferring  such
         Certificated Securities (provided that in the case of such an exchange,
         Restricted Certificated Securities may be exchanged only for Restricted
         Global  Securities  and  Unrestricted  Certificated  Securities  may be
         exchanged only for Unrestricted Global Securities), the Registrar shall register  the  transfer or make the  exchange as requested by canceling such  Certificated  Security and causing,  or directing the  Securities
         Custodian to cause,  the aggregate  principal  amount of the applicable
         Global  Security  to be  increased  accordingly  and, if no such Global
         Security is then  outstanding,  the Company shall issue and the Trustee shall,  upon receipt of a Company  Order  (which the Company  agrees to deliver promptly) authenticate and deliver a new Global Security;

provided, however, that the Certificated Securities presented or surrendered for registration of transfer or exchange:

                  (1)  shall  be  duly  endorsed  or  accompanied  by a  written instrument of transfer in accordance with the proviso to Section 2.6;

                  (2) in the case of a  Restricted  Certificated  Security to be transferred  for  a  beneficial  interest  in  an  Unrestricted  Global
         Security, such request shall be accompanied by the following additional information and documents, as applicable:

                           (i) if such Restricted Certificated Security is being
                  transferred  pursuant to an effective  registration  statement under the Securities Act, a certification  to that effect from such  Holder  (in  substantially  the  form  set  forth in the
                  Transfer Certificate); or

                           (ii)  if such  Restricted  Certificated  Security  is
                  being  transferred  pursuant  to (A)  an  exemption  from  the registration  requirements of the Securities Act in accordance with  Rule  144 or  (B)  pursuant  to an  exemption  from  the registration  requirements  of the  Securities Act (other than pursuant  to Rule  144A or Rule 144) and as a result of which, in the case of a Security  transferred pursuant to this clause
                  (B), such Security  shall cease to be a "restricted  security"
                  within the meaning of Rule 144, a certification to that effect from such Holder (in  substantially  the form set forth in the
                  Transfer Certificate), and, if the Company or the Registrar so
                  requests,  a customary  Opinion of Counsel,  certificates  and other information reasonably acceptable to the Company and the
                  Trustee to the effect that such transfer is in compliance with the registration requirements of the Securities Act;

                  (3) in the case of a  Restricted  Certificated  Security to be transferred  or  exchanged  for a  beneficial  interest in a Restricted
         Global  Security,  such request shall be accompanied by a certification from such Holder (in  substantially  the form set forth in the Transfer
         Certificate) to the effect that such Restricted  Certificated  Security is being  transferred to a person the Holder  reasonably  believes is a
         QIB  (which,  in the  case of an  exchange,  shall be such  Holder)  in accordance with Rule 144A;

                                       18

                  (4) in the case of an Unrestricted Certificated Security to be transferred or exchanged for a beneficial  interest in an  Unrestricted
         Global Security, such request need not be accompanied by any additional information or documents; and

                  (5) in the case of an Unrestricted Certificated Security to be transferred  or  exchanged  for a  beneficial  interest in a Restricted
         Global  Security,  such request shall be accompanied by a certification from such Holder (in  substantially  the form set forth in the Transfer
         Certificate) to the effect that such Unrestricted Certificated Security is being  transferred to a person the Holder  reasonably  believes is a
         QIB  (which,  in the  case of an  exchange,  shall be such  Holder)  in accordance with Rule 144A.

         (f) Legends.

                  (1) Except as permitted by the  following  paragraphs  (2) and
         (3), each Global Security and Certificated Security (and all Securities
         issued  in  exchange  therefor  or upon  registration  of  transfer  or replacement  thereof)  shall  bear a legend in  substantially  the form called  for by  footnote  2 to  Exhibit  A  hereto  (each  a  "Transfer
         Restricted Security" for so long as it is required by this Indenture to bear  such  legend).  Each  Transfer  Restricted  Security  shall  have
         attached   thereto  a  certificate   (a  "Transfer   Certificate")   in
         substantially the form called for by footnote 5 to Exhibit A hereto.

                  (2)  Upon  any  sale  or  transfer  of a  Transfer  Restricted
         Security (w) after the expiration of the holding  period  applicable to sales of the Securities  under Rule 144(k) of the  Securities  Act, (x)
         pursuant  to  Rule  144,  (y)  pursuant  to an  effective  registration statement  under  the  Securities  Act or  (z)  pursuant  to any  other available  exemption  (other  than  Rule  144A)  from the  registration requirements  of the  Securities  Act and as a result of which,  in the case of a  Security  transferred  pursuant  to this  clause  (z),  such
         Security shall cease to be a "restricted  security"  within the meaning of Rule 144:

                           (i)  in  the  case  of  any  Restricted  Certificated
                  Security,  any  Registrar  shall permit the Holder  thereof to
                  exchange  such   Restricted   Certificated   Security  for  an
                  Unrestricted    Certificated    Security,    or   (under   the
                  circumstances  described in Section  2.12(e)) to transfer such
                  Restricted  Certificated  Security to a  transferee  who shall take such Security in the form of a beneficial  interest in an
                  Unrestricted  Global Security,  and in each case shall rescind any  restriction on the transfer of such  Security;  provided, however,  that  the  Holder  of such  Restricted  Certificated
                  Security  shall, in connection with such exchange or transfer, comply with the other  applicable  provisions  of this Section
                  2.12; and

                           (ii) in the  case  of any  beneficial  interest  in a
                  Restricted  Global  Security,  the  Trustee  shall  permit the beneficial owner thereof to transfer such beneficial  interest to a transferee  who shall take such interest in the form of a beneficial  interest in an  Unrestricted  Global  Security and shall rescind any  restriction on transfer of such  beneficial interest;  provided,  that such  Unrestricted  Global Security shall  continue  to be  subject to the  provisions  of Section
                  2.12(a)(2);  and  provided,  further,  that the  owner of such beneficial  interest  shall, in connection with such transfer, comply with the other  applicable  provisions  of this Section
                  2.12.

                                       19

                  (3) Upon the exchange, registration of transfer or replacement of Securities not bearing the legend  described in paragraph (1) above, the Company  shall  execute,  and the Trustee  shall  authenticate  and deliver, Securities that do not bear such legend and that do not have a
         Transfer Certificate attached thereto.

                  (4) After the  expiration  of the holding  period  pursuant to
         Rule 144(k) of the Securities  Act, the Company may with the consent of the Holder of a Restricted  Global Security or Restricted  Certificated
         Security,  remove any restriction of transfer on such Security, and the
         Company shall execute,  and the Trustee shall authenticate and deliver,
         Securities that do not bear such legend and that do not have a Transfer
         Certificate attached thereto.

         (g)  Transfers  to the  Company.  Nothing in this  Indenture  or in the
Securities  shall  prohibit  the  sale  or  other  transfer  of  any  Securities
(including  beneficial  interests in Global Securities) to the Company or any of its  Subsidiaries,  which  Securities shall thereupon be cancelled in accordance with Section 2.11.

Section 2.13  CUSIP Numbers

         The Company in issuing the Securities may use "CUSIP"  numbers (if then generally in use),  and, if so, the Trustee shall use "CUSIP" numbers in notices of redemption or purchase as a  convenience  to Holders;  provided that any such notice may state that no  representation  is made as to the  correctness of such numbers  either as printed on the  Securities or as contained in any notice of a redemption  or  purchase  and that  reliance  may be  placed  only on the  other identification  numbers  printed on the  Securities,  and any such redemption or purchase shall not be affected by any defect in or omission of such numbers. The
Company will promptly notify the Trustee of any change in the "CUSIP" numbers.

                                  ARTICLE III
                                   REDEMPTION

Section 3.1  Right to Redeem; Notice to Trustee

         The  Securities  may be redeemed at the election of the  Company,  as a whole or from time to time in part,  at any time on or after March 20, 2007,  on at  least 20 days  and no more  than 60 days  notice  at the  redemption  prices specified in paragraph 5 of the form of Security  attached  hereto as Exhibit A, together with accrued  interest  (including  Contingent  Interest) up to but not including  the  Redemption  Date;  provided  that if the  Redemption  Date is an interest payment date, interest will be payable to the Holders in whose name the
Securities are registered at the close of business on the relevant  record dates for payment of such interest.

         If the Company elects to redeem Securities pursuant to this Section 3.1 and paragraph 5 of the  Securities,  it shall notify the Trustee in writing,  at the earlier of the time the Company  notifies the Holders of such  redemption or
45 days prior to the redemption  date as fixed by the Company  (unless a shorter notice shall be  satisfactory  to the Trustee),  of the redemption  date and the principal  amount  of  Securities  to be  redeemed.  If  fewer  than  all of the
Securities are to be redeemed, the record date relating to such redemption shall be selected by the Company and given to the Trustee, which record date shall not be less than ten days after the date of notice to the Trustee.

                                       20

Section 3.2  Selection of Securities to be Redeemed

         If less than all of the  Securities  are to be  redeemed,  the  Trustee shall, not more than 60 days prior to the redemption date, select the Securities to be  redeemed.  The  Trustee  shall  make the  selection  from the  Securities outstanding  and not  previously  called  for  redemption  on a pro rata  basis;
provided,  however,  that  Securities  in  denominations  of $1,000  may only be redeemed  in whole.  The Trustee may select for  redemption  portions  (equal to
$1,000  or any  multiple  thereof)  of the  principal  of  Securities  that have denominations  larger than $1,000.  Provisions of this  Indenture  that apply to
Securities called for redemption also apply to portions of Securities called for redemption.

         If any Security  selected for partial  redemption  is converted in part before  termination of the  conversion  right with respect to the portion of the
Security so selected,  the converted portion of such Security shall be deemed to be the portion  selected for  redemption.  Securities  which have been converted during a selection of Securities to be redeemed  shall be treated by the Trustee as outstanding for the purpose of such selection.

Section 3.3  Notice of Redemption

         At least 20 days but not more than 60 days  before a  Redemption  Date, the  Company  shall  mail or cause to be mailed a notice of  redemption  to each
Holder of Securities  to be redeemed at such  Holder's  address as it appears on the Primary Registrar's books.

         The notice shall identify the Securities  (including  CUSIP numbers) to be redeemed and shall state:

         (1) the Redemption Date;

         (2) the Redemption Price;

         (3) the then current Conversion Price;

         (4) the name and address of each Paying Agent and Conversion Agent;

         (5)  that  Securities  called  for  redemption  must be  presented  and surrendered to a Paying Agent to collect the redemption price;

         (6) that Holders who wish to convert  Securities  must  surrender  such
Securities  for  conversion  no later than the close of  business  on the second
Business Day  immediately  preceding  the  redemption  date and must satisfy the other requirements in paragraph 8 of the Securities;

                                       21

         (7) that, if sufficient  money to effect the payment of the  redemption price and accrued and unpaid  interest  (including  Contingent  Interest) on all
Securities  to be  redeemed is on deposit  with the Trustee or Paying  Agent and available  therefor,  interest  (including  Contingent  Interest) on  Securities called for redemption  shall cease accruing on and after the redemption date and the only  remaining  right of the  Holder  shall be to  receive  payment  of the redemption  price,  plus  accrued  and  unpaid  interest  (including  Contingent
Interest),  if any,  upon  presentation  and  surrender to a Paying Agent of the
Securities; and

         (8) if any  Security  is being  redeemed  in part,  the  portion of the principal  amount of such Security to be redeemed and that, after the redemption date,  upon  presentation  and  surrender  of such  Security,  a new Security or
Securities in aggregate principal amount equal to the unredeemed portion thereof will be issued.

         If any of the  Securities  to be  redeemed  is in the  form of a Global
Security,  then the Company shall modify such notice to the extent  necessary to accord with the procedures of the Depositary  applicable to redemptions.  At the
Company's written request, which request shall (i) be irrevocable once given and
(ii) set forth all relevant  information  required by clauses (1) through (8) of the preceding paragraph,  the Trustee shall give the notice of redemption in the
Company's name and at the Company's expense.

Section 3.4  Effect of Notice of Redemption

         Once notice of redemption is mailed,  Securities  called for redemption become due and payable on the redemption date and at the redemption price stated
in the notice,  together with accrued and unpaid  interest,  if any,  except for
Securities  that are converted in accordance  with the provisions of Article IV.
Upon  presentation and surrender to a Paying Agent (unless the Securities are in the form of a Global  Security),  Securities called for redemption shall be paid at the  redemption  price,  plus accrued  interest up to but not  including  the redemption  date;  provided if the redemption date is an interest  payment date, interest (including Contingent Interest) will be payable to the Holders in whose names the  Securities  are  registered  at the close of business on the relevant record dates for payment of such interest.

Section 3.5  Deposit of Redemption Price

         The Company,  prior to 11:00 a.m. New York City time, on the Redemption
Date,  shall  deposit  with a Paying  Agent (or, if the  Company  acts as Paying
Agent, shall segregate and hold in trust) money sufficient to pay the redemption price of and accrued interest (including  Contingent Interest) on all Securities to be redeemed on that date,  other than  Securities or portions  thereof called for  redemption  on that date which have been  delivered  by the  Company to the
Trustee for  cancellation or have been converted.  The Paying Agent shall return to the Company any money not required for that purpose because of the conversion of  Securities  pursuant  to  Article  IV or, if such  money is then held by the
Company in trust and is not required for such  purpose,  it shall be  discharged from the trust.

                                       22

Section 3.6  Securities Redeemed in Part

         Upon presentation and surrender of a Security that is redeemed in part, the Company shall execute, and the Trustee shall authenticate and deliver to the
Holder,  a new Security equal in principal  amount to the unredeemed  portion of the Security surrendered.

Section 3.7  Conversion Arrangement on Call For Redemption

         In  connection  with any  redemption  of  Securities,  the  Company may arrange for the purchase and conversion of any Securities  called for redemption by an  agreement  with one or more  investment  bankers or other  purchasers  to purchase such  Securities by paying to a Paying Agent (other than the Company or any of its  Affiliates)  in trust for the Holders,  on or before 11:00 a.m., New
York City time on the Redemption Date, an amount that, together with any amounts deposited  with such  Paying  Agent by the Company  for the  redemption  of such
Securities,  is not less  than the  Redemption  Price,  together  with  interest
(including  Contingent  Interest) accrued to, but not including,  the Redemption
Date, of such Securities.  Notwithstanding anything to the contrary contained in this Article III, the obligation of the Company to pay the  Redemption  Price of such Securities, including all accrued interest (including Contingent Interest), shall be deemed to be satisfied  and  discharged to the extent such amount is so paid by such  purchasers;  provided,  however,  that nothing in this Section 3.7 shall relieve the Company of its  obligation to pay the Redemption  Price,  plus accrued  interest to but excluding the relevant  redemption  date, on Securities called for redemption. If such an agreement with one or more investment banks or other  purchasers is entered into, any Securities  called for redemption and not surrendered  for  conversion  by the  Holders  thereof  prior  to  the  relevant redemption  date may, at the option of the Company  upon  written  notice to the
Trustee,  be deemed,  to the fullest extent  permitted by law,  acquired by such purchasers  from such  Holders and  (notwithstanding  anything  to the  contrary contained in Article IV) surrendered by such  purchasers for conversion,  all as of 11:00 a.m., New York City time on the Redemption Date,  subject to payment of the above  amount as  aforesaid.  The  Paying  Agent  shall  hold and pay to the
Holders whose  Securities are selected for redemption any such amount paid to it for  purchase  in the same  manner as it would  money  deposited  with it by the
Company for the  redemption  of  Securities.  Without the Paying  Agent's  prior written consent,  no arrangement between the Company and such purchasers for the purchase and conversion of any Securities shall increase or otherwise affect any of the powers,  duties,  responsibilities  or obligations of the Paying Agent as set forth in this  Indenture,  and the Company  agrees to  indemnify  the Paying
Agent from, and hold it harmless against, any loss, liability or expense arising out  of or in  connection  with  any  such  arrangement  for  the  purchase  and conversion of any Securities between the Company and such purchasers,  including the costs and expenses  incurred by the Paying Agent in the defense of any claim or liability arising out of or in connection with the exercise or performance of any of its powers, duties, responsibilities or obligations under this Indenture.

                                       23

                                   ARTICLE IV
                                   CONVERSION

Section 4.1  Conversion Privilege

         (a) Subject to and upon compliance with the provisions of this Article, at the option of the Holder, any Security or any portion of the principal amount thereof  which is an integral  multiple of $1,000 may be  converted  at any time prior to maturity at the principal  amount thereof,  or of such portion thereof, into duly authorized,  fully paid and  nonassessable  shares of Common Stock, at the Conversion Price,  determined as hereinafter provided, in effect at the time of conversion.

         (b) The  conversion  rate  applicable to the  Securities,  at any time, shall equal (A) $1,000 divided by the Conversion Price at such time,  rounded to three  decimal  places  (rounded up if the fourth  decimal place thereof is 5 or more and otherwise rounded down) (the "Conversion Rate").

         Notwithstanding   the  foregoing,   if  such  Security  is  called  for
redemption  pursuant to Article III or  submitted or  presented  for  repurchase pursuant to Articles V or XII,  such  conversion  right shall  terminate  at the close  of  business  on  the  second  Business  Day  immediately  preceding  the
Redemption Date,  Optional Repurchase Date or Change in Control Repurchase Date,
as the case  may be,  for  such  Security  or such  earlier  date as the  Holder presents such Security for redemption or for purchase  (unless the Company shall default in making the Redemption Price,  Optional  Repurchase Price or Change in
Control  Repurchase  Price payment when due, in which case the conversion  right shall  terminate  at the close of business on the date such default is cured and such Security is redeemed or purchased, as the case may be). If such Security is submitted  or  presented  for  purchase  pursuant  to  Article  III  and is then subsequently withdrawn, such conversion right shall no longer be terminated, and the Holder of such Security may convert such  Security  pursuant to this Section
4.1. The number of shares of Common Stock issuable upon conversion of a Security shall be determined by dividing the principal  amount of the Security or portion thereof  surrendered  for  conversion by the  Conversion  Price in effect on the
Conversion Date. The initial Conversion Price is set forth in paragraph 8 of the
Securities and is subject to adjustment as provided in this Article IV.

         Provisions  of this  Indenture  that  apply to  conversion  of all of a
Security also apply to conversion of a portion of a Security.

         A  Security  in respect of which a Holder  has  delivered  an  Optional
Repurchase  Notice  pursuant  to Section  5.1 or a Change in Control  Repurchase
Notice  pursuant  to Section  12.1(c)  exercising  the option of such  Holder to require the Company to purchase  such  Security  may be  converted  only if such
Optional  Repurchase Notice or Change in Control  Repurchase Notice, as the case may be, is withdrawn  by a written  notice of  withdrawal  delivered to a Paying
Agent prior to the close of business on the Business Day  immediately  preceding the Optional  Repurchase Date or Change in Control  Repurchase Date, as the case may be, in accordance with Sections 5.9 or 12.2, respectively.

                                       24

         A Holder of  Securities  is not  entitled  to any rights of a holder of
Common Stock until such Holder has converted its Securities to Common Stock, and only to the extent such Securities are deemed to have been converted into Common
Stock pursuant to this Article IV.

Section 4.2  Conversion Procedure

         To convert a Security, a Holder must (a) complete and manually sign the conversion  notice on the back of the  Security  and  deliver  such  notice to a
Conversion  Agent, (b) surrender the Security to a Conversion Agent, (c) furnish appropriate  endorsements and transfer documents if required by a Registrar or a
Conversion Agent, and (d) pay any transfer or similar tax, if required. The date on which the  Holder  satisfies  all of those  requirements  is the  "Conversion
Date." As soon as  practicable  after the  Conversion  Date,  the Company  shall deliver to the Holder through a Conversion Agent a certificate for the number of whole shares of Common Stock  issuable upon the  conversion  and cash in lieu of any fractional  shares pursuant to Section 4.3.  Anything herein to the contrary notwithstanding,  in the case of Global  Securities,  conversion  notices may be delivered and such  Securities may be  surrendered  for conversion in accordance with the Applicable Procedures as in effect from time to time.

         The person in whose name the Common  Stock  certificate  is  registered shall be deemed to be a stockholder of record on the Conversion Date;  provided, however,  that no  surrender  of a Security on any date when the stock  transfer books of the Company shall be closed shall be effective to constitute the person or persons  entitled to receive the shares of Common Stock upon such  conversion as the record holder or holders of such shares of Common Stock on such date, but such surrender  shall be effective to constitute the person or persons  entitled to receive such shares of Common Stock as the record  holder or holders  thereof for all  purposes at the close of business on the next  succeeding  day on which such stock  transfer books are open;  provided,  further,  that such  conversion shall be at the  Conversion  Price in  effect on the  Conversion  Date as if the stock  transfer books of the Company had not been closed.  Upon  conversion of a
Security,  such person shall no longer be a Holder of such Security.  No payment or adjustment  will be made for dividends or  distributions  on shares of Common
Stock issued upon conversion of a Security.

         Securities so  surrendered  for conversion (in whole or in part) during the period from the close of business on any regular  record date to the opening of business on the next succeeding  interest payment date (excluding  Securities or portions thereof called for redemption on a Redemption Date during the period beginning  at the close of business  on a Regular  Record Date and ending at the opening of business on the first Business Day after the next succeeding interest payment date, or if such interest payment date is not a Business Day, the second such Business Day) shall also be accompanied  by payment in funds  acceptable to the Company of an amount equal to the interest  payable on such interest payment date on the principal  amount of such Security  then being  converted,  and such interest  shall  be  payable  to  such  registered  Holder  notwithstanding  the conversion  of such  Security,  subject  to the  provisions  of  this  Indenture relating  to the  payment  of  defaulted  interest  by the  Company.  Except  as otherwise  provided in this Section 4.2, no payment or  adjustment  will be made for accrued  interest on a converted  Security.  If the Company  defaults in the payment of interest  payable on such interest  payment  date,  the Company shall promptly repay such funds to such Holder.

                                       25

         Nothing  in this  Section  shall  affect the right of a Holder in whose name any  Security  is  registered  at the close of business on a record date to receive the interest  payable on such Security on the related  interest  payment date in accordance  with the terms of this  Indenture and the  Securities.  If a
Holder converts more than one Security at the same time, the number of shares of
Common  Stock  issuable  upon the  conversion  shall  be based on the  aggregate principal amount of Securities converted.

         Upon  surrender of a Security  that is  converted in part,  the Company shall execute,  and the Trustee shall  authenticate and deliver to the Holder, a new  Security  equal in  principal  amount  to the  unconverted  portion  of the
Security surrendered.

Section 4.3  Fractional Shares

         The  Company  will not issue  fractional  shares of Common  Stock  upon conversion of  Securities.  In lieu  thereof,  the Company will pay an amount in cash based upon the current  market  price  (determined  as set forth in Section
4.6(d))  of the  Common  Stock  on the  Trading  Day  immediately  prior  to the
Conversion Date.

Section 4.4  Taxes on Conversion

         If a Holder converts a Security, the Company shall pay any documentary, stamp or  similar  issue or  transfer  tax due on the  issue of shares of Common
Stock upon such conversion.  However, the Holder shall pay any such tax which is due because the Holder requests the shares to be issued in a name other than the
Holder's  name.  The  Conversion  Agent may  refuse to deliver  the  certificate representing  the Common  Stock being  issued in a name other than the  Holder's name until the  Conversion  Agent receives a sum sufficient to pay any tax which will be due  because  the  shares  are to be  issued  in a name  other  than the
Holder's name. Nothing herein shall preclude any tax withholding required by law or regulation.

Section 4.5  Company to Provide Stock

         The Company shall, prior to issuance of any Securities  hereunder,  and from  time to time  as may be  necessary,  reserve,  out of its  authorized  but unissued  Common Stock, a sufficient  number of shares of Common Stock to permit the conversion of all outstanding Securities into shares of Common Stock.

         All shares of Common Stock  delivered upon conversion of the Securities shall be newly issued shares,  shall be duly authorized,  validly issued,  fully paid and  nonassessable and shall be free from preemptive rights and free of any lien or adverse claim.

         The Company will endeavor promptly to comply with all federal and state securities laws regulating the offer and delivery of shares of Common Stock upon conversion  of  Securities,  if any,  and will list or cause to have quoted such shares of Common  Stock on each  national  securities  exchange or on the Nasdaq
National Market ("NNM") or other over-the-counter market or such other market on which the Common  Stock is then  listed or quoted;  provided,  however,  that if rules of such automated quotation system or exchange permit the Company to defer the listing of such Common  Stock until the first  conversion  of the Notes into
Common Stock in accordance  with the provisions of this  Indenture,  the Company covenants to list such Common Stock  issuable  upon  conversion  of the Notes in accordance with the requirements of such automated  quotation system or exchange at such time.

                                       26

Section 4.6  Adjustment of Conversion Price

         The conversion  price as stated in paragraph 8 of the  Securities  (the
"Conversion  Price")  shall be  adjusted  from  time to time by the  Company  as follows:

         (a) In case the Company shall (i) pay a dividend on its Common Stock in shares of Common Stock,  (ii) make a distribution  on its Common Stock in shares of Common Stock,  (iii)  subdivide its  outstanding  Common Stock into a greater number of shares,  or (iv) combine its  outstanding  Common Stock into a smaller number of shares, the Conversion Price in effect immediately prior thereto shall be  adjusted  so that the  Holder of any  Security  thereafter  surrendered  for conversion  shall be entitled to receive  that number of shares of Common  Stock which it would have owned had such Security been converted  immediately prior to the happening of such event.  An adjustment made pursuant to this subsection (a)
shall  become  effective  immediately  after  the  record  date in the case of a dividend  or  distribution  and shall  become  effective  immediately  after the effective date in the case of subdivision or combination.

         (b) In case the  Company  shall  issue  rights  or  warrants  to all or substantially  all  holders of its  Common  Stock  entitling  them (for a period commencing no earlier than the record date described below and expiring not more than 60 days after such record  date) to  subscribe  for or  purchase  shares of
Common Stock (or securities  convertible into Common Stock) at a price per share
(or having a conversion  price per share) less than the current market price per share of Common Stock (as determined in accordance  with  subsection (d) of this
Section 4.6) on the record date for the  determination of stockholders  entitled to receive such rights or warrants,  the Conversion Price in effect  immediately prior  thereto  shall be  adjusted  so that  the  same  shall  equal  the  price determined by multiplying the Conversion  Price in effect  immediately  prior to such  record date by a fraction  of which the  numerator  shall be the number of shares of Common Stock outstanding on such record date plus the number of shares which the aggregate offering price of the total number of shares of Common Stock so offered (or the aggregate  conversion price of the convertible  securities so offered, which shall be determined by multiplying the number of shares of Common
Stock issuable upon conversion of such convertible  securities by the conversion price per  share of  Common  Stock  pursuant  to the  terms of such  convertible securities)  would purchase at the current market price per share (as defined in subsection  (d) of this Section 4.6) of Common Stock on such record date, and of which the denominator  shall be the number of shares of Common Stock outstanding on such record date plus the number of additional shares of Common Stock offered
(or into which the  convertible  securities  so offered are  convertible).  Such adjustment shall be made  successively  whenever any such rights or warrants are issued, and shall become effective immediately after such record date. If at the end of the period during which such rights or warrants are  exercisable  not all rights or warrants  shall have been  exercised,  the adjusted  Conversion  Price shall be immediately readjusted to what it would have been based upon the number of additional shares of Common Stock actually issued (or the number of shares of
Common  Stock  issuable  upon  conversion  of  convertible  securities  actually issued).

                                       27

         (c) In case the Company shall  distribute to all or  substantially  all holders of its Common  Stock any shares of Capital  Stock of the Company  (other
than  Common  Stock),   evidences  of  indebtedness  or  other  non-cash  assets
(including  securities  of any person other than the Company but  excluding  (1)
dividends  or  distributions  paid  exclusively  in  cash  or (2)  dividends  or distributions  referred to in  subsection  (a) of this  Section  4.6),  or shall distribute  to all or  substantially  all holders of its Common  Stock rights or warrants to subscribe  for or purchase any of its  securities  (excluding  those rights and warrants  referred to in subsection (b) of this Section 4.6), then in each such case the  Conversion  Price  shall be  adjusted so that the same shall equal the price  determined by  multiplying  the current  Conversion  Price by a fraction of which the numerator  shall be the current market price per share (as defined in subsection (d) of this Section 4.6) of the Common Stock on the record date  mentioned  below  less  the fair  market  value  on such  record  date (as determined by the Board of Directors,  whose  determination  shall be conclusive evidence of such fair market  value and which shall be evidenced by an Officers'
Certificate  delivered  to the  Trustee) of the  portion of the  Capital  Stock, evidences of  indebtedness  or other  non-cash  assets so distributed or of such rights or warrants  applicable to one share of Common Stock  (determined  on the basis of the number of shares of Common Stock  outstanding  on the record date), and of which the  denominator  shall be the current  market  price per share (as defined in  subsection  (d) of this  Section  4.6) of the  Common  Stock on such record  date.  Such  adjustment  shall be made  successively  whenever  any such distribution  is made and shall become  effective  immediately  after the record
date  for  the   determination   of   shareholders   entitled  to  receive  such
distribution.

                  (1) In case the Company  shall,  by dividend or otherwise,  at
         any  time   distribute  (a   "Triggering   Distribution")   to  all  or
         substantially  all  holders  of its Common  Stock cash in an  aggregate amount that, together with the aggregate amount of (A) any cash and the fair  market  value (as  determined  by the Board of  Directors,  whose determination  shall be conclusive  evidence thereof and which shall be evidenced by an Officers'  Certificate delivered to the Trustee) of any other  consideration  payable in  respect  of any  tender  offer by the
         Company or a  Subsidiary  of the Company for Common  Stock  consummated within the 12 months  preceding  the date of payment of the  Triggering
         Distribution  and in respect of which no  Conversion  Price  adjustment pursuant  to this  Section  4.6 has been  made and (B) all  other  cash distributions to all or  substantially  all holders of its Common Stock made  within  the 12  months  preceding  the  date  of  payment  of the
         Triggering  Distribution  and in respect of which no  Conversion  Price adjustment  pursuant  to this  Section  4.6 has been  made,  exceeds an amount  equal to 10.0% of the product of the current  market  price per share of Common Stock (as determined in accordance  with subsection (d)
         of this Section 4.6) on the  Business  Day (the  "Determination  Date")
         immediately preceding the day on which such Triggering  Distribution is declared  by the Company  multiplied  by the number of shares of Common
         Stock outstanding on the  Determination  Date (excluding shares held in the treasury of the Company),  the Conversion Price shall be reduced so that the same shall  equal the price  determined  by  multiplying  such
         Conversion Price in effect  immediately prior to the Determination Date by a fraction of which the numerator  shall be the current market price per  share of the  Common  Stock  (as  determined  in  accordance  with subsection (d) of this Section 4.6) on the Determination  Date less the sum of the aggregate amount of cash and the aggregate fair market value
         (determined  as aforesaid in this Section  4.6(c)(1)) of any such other consideration  so  distributed,  paid or payable  within such 12 months
         (including, without limitation, the Triggering Distribution) applicable to one share of Common Stock  (determined on the basis of the number of shares of Common Stock outstanding on the  Determination  Date) and the denominator  shall be such current market price per share of the Common
         Stock (as determined in accordance  with subsection (d) of this Section
         4.6) on the  Determination  Date,  such  reduction to become  effective immediately  prior to the opening of business on the day next following the date on which the Triggering Distribution is paid.

                                       28

                  (2) In case any tender offer made by the Company or any of its
         Subsidiaries  for Common  Stock shall  expire and such tender offer (as amended  upon the  expiration  thereof)  shall  involve  the payment of aggregate  consideration  in an  amount  (determined  as the sum of the aggregate  amount of cash  consideration  and the aggregate fair market value (as  determined  by the Board of Directors,  whose  determination shall be conclusive evidence thereof and which shall be evidenced by an
         Officers'  Certificate  delivered to the Trustee  thereof) of any other consideration) that, together with the aggregate amount of (A) any cash and the fair market  value (as  determined  by the Board of  Directors, whose  determination  shall be  conclusive  evidence  thereof and which shall  be  evidenced  by an  Officers'  Certificate  delivered  to  the
         Trustee)  of any other  consideration  payable  in respect of any other tender  offers by the  Company or any  Subsidiary  of the  Company  for
         Common Stock consummated within the 12 months preceding the date of the
         Expiration  Date  (as  defined  below)  and  in  respect  of  which  no
         Conversion Price adjustment  pursuant to this Section 4.6 has been made and (B) all cash  distributions to all or substantially  all holders of its Common  Stock made within the 12 months  preceding  the  Expiration
         Date and in respect of which no Conversion Price adjustment pursuant to this Section 4.6 has been made, exceeds an amount equal to 10.0% of the product  of the  current  market  price per  share of Common  Stock (as determined in accordance with subsection (d) of this Section 4.6) as of the last date (the  "Expiration  Date")  tenders  could  have been made pursuant to such tender offer (as it may be amended)  (the last time at which  such  tenders  could  have been made on the  Expiration  Date is hereinafter  sometimes called the "Expiration  Time") multiplied by the number of shares of Common Stock outstanding (including tendered shares but  excluding  any shares held in the  treasury of the Company) at the
         Expiration Time, then,  immediately prior to the opening of business on the day  after the  Expiration  Date,  the  Conversion  Price  shall be
         reduced  so  that  the  same  shall  equal  the  price   determined  by
         multiplying the Conversion Price in effect  immediately  prior to close of business on the Expiration Date by a fraction of which the numerator shall  be  the  product  of  the  number  of  shares  of  Common  Stock outstanding (including tendered shares but excluding any shares held in the treasury of the Company) at the Expiration  Time  multiplied by the current  market price per share of the Common Stock (as  determined  in accordance  with subsection (d) of this Section 4.6) on the Trading Day next succeeding the Expiration  Date and the  denominator  shall be the sum  of (x)  the  aggregate  consideration  (determined  as  aforesaid)
         payable to  stockholders  based on the  acceptance  (up to any  maximum specified  in the  terms of the  tender  offer) of all  shares  validly tendered and not withdrawn as of the Expiration Time (the shares deemed so  accepted,  up to  any  such  maximum,  being  referred  to  as  the
         "Purchased  Shares")  and (y) the  product  of the  number of shares of
         Common Stock  outstanding  (less any Purchased Shares and excluding any shares held in the treasury of the Company) at the Expiration  Time and the current  market price per share of Common Stock (as  determined  in accordance  with subsection (d) of this Section 4.6) on the Trading Day next succeeding the Expiration Date, such reduction to become effective immediately  prior to the opening of business on the day  following the
         Expiration Date. In the event that the Company is obligated to purchase
         shares  pursuant  to  any  such  tender  offer,   but  the  Company  is
         permanently  prevented by applicable law from effecting any or all such purchases or any or all such  purchases are  rescinded,  the Conversion
         Price shall again be  adjusted to be the  Conversion  Price which would have been in effect based upon the number of shares actually purchased.
         If the application of this Section  4.6(c)(2) to any tender offer would result in an increase in the Conversion  Price, no adjustment  shall be made for such tender offer under this Section 4.6(c)(2).

                                       29

                  (3) For  purposes of this  Section  4.6(c),  the term  "tender offer" shall mean and include both tender  offers and exchange  offers, all  references  to  "purchases"  of shares in tender  offers  (and all similar  references) shall mean and include both the purchase of shares in tender  offers and the  acquisition  of shares  pursuant to exchange offers,  and all  references  to  "tendered  shares"  (and all  similar references)  shall mean and  include  shares  tendered  in both  tender offers and exchange offers.

         (d) For the purpose of any computation under subsections (b) and (c) of this Section 4.6, the current market price per share of Common Stock on any date shall be  deemed  to be the  average  of the  daily  closing  prices  for the 30 consecutive Trading Days commencing 45 Trading Days before (i) the Determination
Date or the Expiration  Date, as the case may be, with respect to  distributions or tender  offers  under  subsection  (c) of this Section 4.6 or (ii) the record date with respect to  distributions,  issuances or other events  requiring  such computation  under  subsection (b) or (c) of this Section 4.6. The closing price for each day shall be the last reported sales price or, in case no such reported sale takes place on such date, the average of the reported closing bid and asked prices  in  either  case on the NNM or,  if the  Common  Stock is not  listed or admitted to trading on the NNM, on the principal national securities exchange on which the Common  Stock is listed or  admitted  to trading  or, if not listed or admitted to trading on the NNM or any  national  securities  exchange,  the last reported  sales  price of the  Common  Stock as quoted on NASDAQ  or, in case no reported  sales takes place,  the average of the closing bid and asked prices as quoted on NASDAQ or any comparable  system or, if the Common Stock is not quoted on NASDAQ or any  comparable  system,  the  closing  sales  price or, in case no reported sale takes place,  the average of the closing bid and asked prices,  as furnished by any two members of the National  Association of Securities Dealers,
Inc.  selected  from time to time by the  Company for that  purpose.  If no such prices are available, the current market price per share shall be the fair value of a share of Common Stock as determined by the Board of Directors  (which shall be evidenced by an Officers' Certificate delivered to the Trustee).

         (e) In any  case in  which  this  Section  4.6  shall  require  that an adjustment be made following a record date or a Determination Date or Expiration
Date,  as the case may be,  established  for  purposes of this  Section 4.6, the
Company  may elect to defer (but only until five  Business  Days  following  the filing by the Company with the Trustee of the  certificate  described in Section
4.9) issuing to the Holder of any Security  converted  after such record date or
Determination  Date or  Expiration  Date the  shares of  Common  Stock and other
Capital Stock of the Company  issuable upon such  conversion  over and above the shares of Common Stock and other Capital Stock of the Company issuable upon such

                                       30

conversion only on the basis of the Conversion  Price prior to adjustment;  and, in lieu of the shares the  issuance of which is so deferred,  the Company  shall issue or cause its  transfer  agents  to issue  due  bills or other  appropriate evidence  prepared by the Company of the right to receive  such  shares.  If any distribution  in  respect  of which an  adjustment  to the  Conversion  Price is required to be made as of the record date or  Determination  Date or  Expiration
Date therefor is not thereafter made or paid by the Company for any reason,  the
Conversion Price shall be readjusted to the Conversion Price which would then be in effect  if such  record  date had not been  fixed or such  effective  date or
Determination Date or Expiration Date had not occurred.

Section 4.7  No Adjustment

         No  adjustment  in the  Conversion  Price shall be required  unless the adjustment  would  require  an  increase  or  decrease  of at  least  1% in  the
Conversion Price as last adjusted; provided, however, that any adjustments which by reason of this  Section  4.7 are not  required  to be made  shall be  carried forward and taken into account in any subsequent  adjustment.  All  calculations under  this  Article  IV shall  be made to the  nearest  cent or to the  nearest one-hundredth of a share, as the case may be.

         No adjustment  need be made for issuances of Common Stock pursuant to a
Company  plan for  reinvestment  of dividends or interest or for a change in the par value or a change to no par value of the Common Stock.

         To the extent that the Securities become  convertible into the right to receive  cash, no adjustment  need be made  thereafter as to the cash.  Interest will not accrue on the cash.

Section 4.8  Adjustment for Tax Purposes

         The Company shall be entitled to make such reductions in the Conversion
Price,  in addition to those  required by Section  4.6, as it in its  discretion shall determine to be advisable in order that any stock dividends,  subdivisions
of  shares,   distributions  of  rights  to  purchase  stock  or  securities  or distributions of securities convertible into or exchangeable for stock hereafter made by the Company to its stockholders shall not be taxable.

Section 4.9  Notice of Adjustment

         Whenever the Conversion Price or conversion privilege is adjusted,  the
Company shall  promptly mail to  Securityholders  a notice of the adjustment and file  with the  Trustee  an  Officers'  Certificate  briefly  stating  the facts requiring  the  adjustment  and the manner of computing it. Unless and until the
Trustee  shall receive an Officers'  Certificate  setting forth an adjustment of the Conversion Price, the Trustee may assume without inquiry that the Conversion
Price has not been adjusted and that the last  Conversion  Price of which it has knowledge remains in effect.

Section 4.10  Notice of Certain Transactions

         In the event that:

                  (1) the  Company  takes any  action  which  would  require  an adjustment in the Conversion Price;

                                       31

                  (2) the Company  consolidates or merges with, or transfers all or substantially all of its property and assets to, another corporation and shareholders of the Company must approve the transaction; or

                  (3) there is a dissolution or liquidation of the Company,

the Company shall mail to Holders and file with the Trustee a notice stating the proposed  record or effective  date,  as the case may be. The Company shall mail the notice at least ten days  before  such date.  Failure to mail such notice or any defect therein shall not affect the validity of any transaction  referred to in clause (1), (2) or (3) of this Section 4.10.

Section  4.11  Effect  of  Reclassification,  Consolidation,  Merger  or Sale on
Conversion Privilege

         If any of the following shall occur,  namely: (a) any  reclassification or change of shares of Common Stock  issuable upon  conversion of the Securities
(other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or  combination,  or any other  change for which an  adjustment  is  provided  in Section  4.6);  (b) any consolidation  or merger or  combination  to which the  Company is a party other than a merger in which the Company is the continuing  corporation and which does not result in any  reclassification  of, or change (other than in par value,  or from par  value to no par  value,  or from no par  value to par  value,  or as a result of a subdivision or combination) in,  outstanding shares of Common Stock;
or (c) any sale or conveyance as an entirety or  substantially as an entirety of the property and assets of the Company,  directly or indirectly,  to any person, then the Company, or such successor,  purchasing or transferee  corporation,  as the case may be,  shall,  as a  condition  precedent  to such  reclassification, change,  combination,  consolidation,  merger,  sale or conveyance,  execute and deliver to the Trustee a  supplemental  indenture  providing  that the Holder of each  Security  then  outstanding  shall have the right to convert such Security into the kind and amount of shares of stock and other  securities  and  property
(including cash)  receivable upon such  reclassification,  change,  combination, consolidation, merger, sale or conveyance by a holder of the number of shares of
Common Stock  deliverable upon conversion of such Security  immediately prior to such  reclassification,  change,  combination,  consolidation,  merger,  sale or conveyance.  Such  supplemental  indenture  shall provide for adjustments of the
Conversion  Price which shall be as nearly  equivalent as may be  practicable to the adjustments of the Conversion  Price provided for in this Article IV. If, in the case of any such consolidation, merger, combination, sale or conveyance, the stock or other securities and property (including cash) receivable  thereupon by a holder  of  Common  Stock  include  shares  of stock or other  securities  and property  of a  person  other  than  the  successor,  purchasing  or  transferee corporation,  as the case may be, in such  consolidation,  merger,  combination, sale or conveyance,  then such supplemental  indenture shall also be executed by such other person and shall  contain such  additional  provisions to protect the interests  of the  Holders of the  Securities  as the Board of  Directors  shall reasonably consider necessary by reason of the foregoing. The provisions of this
Section 4.11 shall  similarly  apply to successive  reclassifications,  changes, combinations, consolidations, mergers, sales or conveyances.

         In the  event  the  Company  shall  execute  a  supplemental  indenture pursuant to this Section 4.11,  the Company shall promptly file with the Trustee
(x) an Officers'  Certificate briefly stating the reasons therefor,  the kind or

                                       32

amount of shares  of stock or other  securities  or  property  (including  cash)
receivable by Holders of the Securities upon the conversion of their  Securities after any such reclassification,  change,  combination,  consolidation,  merger, sale or conveyance,  any adjustment to be made with respect thereto and that all conditions  precedent have been complied with and (y) an Opinion of Counsel that all conditions precedent have been complied with, and shall promptly mail notice thereof to all Holders.

Section 4.12  Trustee's Disclaimer

         The Trustee shall have no duty to determine  when an  adjustment  under this  Article IV should be made,  how it should be made or what such  adjustment should be, but may accept as conclusive evidence of that fact or the correctness of any such  adjustment,  and shall be protected in relying  upon,  an Officers'
Certificate  including the Officers'  Certificate with respect thereto which the
Company is  obligated  to file with the  Trustee  pursuant to Section  4.9.  The
Trustee makes no representation as to the validity or value of any securities or assets  issued upon  conversion  of  Securities,  and the  Trustee  shall not be responsible  for the  Company's  failure to comply with any  provisions  of this
Article IV.

         The Trustee  shall not be under any  responsibility  to  determine  the correctness of any provisions  contained in any supplemental  indenture executed pursuant  to  Section  4.11,  but  may  accept  as  conclusive  evidence  of the correctness thereof, and shall be fully protected in relying upon, the Officers'
Certificate with respect thereto which the Company is obligated to file with the
Trustee pursuant to Section 4.11.

Section 4.13  Voluntary Reduction

         The Company  from time to time may reduce the  Conversion  Price by any amount  for any  period  of time if the  period  is at  least 20 days and if the reduction is irrevocable during the period if the Board of Directors  determines that such reduction would be in the best interest of the Company and the Company provides  15  days  prior  notice  of any  reduction  in the  Conversion  Price;
provided,  however, that in no event may the Company reduce the Conversion Price to be less than the par value of a share of Common  Stock.  Any reduction in the
Conversion  Price in  accordance  with this  Section  4.13  shall  apply only to conversions  completed on a  Conversion  Date  occurring  within the time period during  which  such  reduced  Conversion  Price  is in  effect.  Any  conversion completed  on a  Conversion  Date  occurring  prior to such period  shall not be retroactively recalculated to take into effect such reduced Conversion Price.

                                   ARTICLE V
                     REPURCHASE OF SECURITIES AT OPTION OF
                          THE HOLDER ON SPECIFIC DATES

Section 5.1  Optional Put

         On March  20,  2007,  March  15,  2012 and March  15,  2017  (each,  an
"Optional  Repurchase Date"),  each Holder shall have the right, at the Holder's option,  to require the  Company to  repurchase,  and upon the  exercise of such right  the  Company  shall  repurchase,  all of  such  Holder's  Securities  not theretofore  called  for  redemption,  or any  portion of the  principal  amount thereof that is equal to $1,000 or an integral  multiple  thereof as directed by such Holder  pursuant to Section 5.3  (provided  that no single  Security may be repurchased  in  part  unless  the  portion  of the  principal  amount  of  such

                                       33

Securities  to be  outstanding  after such  repurchase  is equal to $1,000 or an integral multiple  thereof),  at a purchase price equal to 100% of the principal amount of the  Security  to be  repurchased  plus  accrued  and unpaid  interest
(including Contingent  Interest),  if any, on such Optional Repurchase Date (the
"Optional Repurchase Price").

         Securities shall be repurchased by the Company pursuant to this Section
5.1 and paragraph 7(a) of the Securities on the Optional Repurchase Date, at the
Repurchase Price, at the option of the Holder thereof, upon:

         (a) delivery to the Paying  Agent by the Holder of a written  notice of purchase  (an  "Optional  Repurchase  Notice")  at any time from the  opening of business  on the date that is 20 Business  Days prior to an Optional  Repurchase
Date until the close of business on such Optional Repurchase Date stating:

                  (1) the  certificate  number of the Security  which the Holder will deliver to be repurchased,

                  (2) the portion of the principal  amount of the Security which the Holder will deliver to be repurchased, which portion must be $1,000 or an integral multiple thereof,

                  (3) that such  Security  shall be purchased as of the Optional
         Repurchase  Date pursuant to the terms and conditions  specified  under paragraph 7(a) of the Securities and in this Indenture, and

                  (4) in the event that the Company elects,  pursuant to Section
         5.2 hereof,  to pay the Optional  Repurchase Price to be paid as of the
         Optional  Repurchase  Date  occurring on March 20, 2007, in whole or in part,  in shares  of Common  Stock  but such  portion  of the  Optional
         Repurchase Price shall ultimately be payable to such Holder entirely in cash  because  any  of  the  conditions  to  payment  of  the  Optional
         Repurchase  Price in shares of Common Stock is not  satisfied  prior to the close of business on such Optional Repurchase Date, as set forth in
         Section 5.3 hereof,  whether  such Holder  elects (i) to withdraw  such
         Optional Repurchase Notice as to some or all of the Securities to which such Optional  Repurchase  Notice relates (stating the principal amount and  certificate  numbers of the Securities as to which such withdrawal shall  relate),  or  (ii) to  receive  cash in  respect  of the  entire
         Optional  Repurchase Price for all Securities (or portions  thereof) to which such Optional Repurchase Price relates, and

         (b) delivery of such Security to the Paying Agent prior to, on or after the Optional  Repurchase Date (together with all necessary  endorsements) at the offices of the Paying Agent,  such delivery  being a condition to receipt by the
Holder of the Optional Repurchase Price therefor;  provided,  however, that such
Optional  Repurchase  Price shall be so paid  pursuant to this Article V only if the Security so  delivered to the Paying Agent shall  conform in all respects to the description thereof in the related Optional Repurchase Notice.

         If a Holder,  in such Holder's  Optional  Repurchase  Notice and in any written notice of withdrawal  delivered by such Holder  pursuant to the terms of
Section 5.9 hereof,  fails to indicate such Holder's  choice with respect to the election set forth in clause (4) of Section 5.1(a),  such Holder shall be deemed to have elected to receive cash in respect of the Optional  Repurchase Price for all Securities  subject to the Optional  Repurchase  Notice in the circumstances set forth in such clause (4).

                                       34

         The Company shall  purchase from the Holder  thereof,  pursuant to this
Article V, a portion of a Security if the  principal  amount of such  portion is
$1,000 or an integral  multiple of $1,000.  Provisions  of this  Indenture  that apply to the  purchase of all of a Security  also apply to the  purchase of such portion of such Security.

         Any purchase by the Company contemplated  pursuant to the provisions of this Article V shall be consummated by the delivery of the  consideration  to be received by the Holder promptly  following the later of the Optional  Repurchase
Date and the time of delivery of the Security.

         Notwithstanding  anything herein to the contrary, any Holder delivering to the Paying Agent the Optional  Repurchase Notice contemplated by this Section
5.1 shall have the right to withdraw such Optional Repurchase Notice at any time prior to the close of business on the Optional  Repurchase Date by delivery of a written notice of withdrawal to the Paying Agent in accordance with Section 5.9.

         The Paying Agent shall promptly notify the Company of the receipt by it of any Optional Repurchase Notice or written notice of withdrawal thereof.

Section  5.2 The  Company's  Right  to  Elect  Manner  of  Payment  of  Optional
Repurchase Price on March 20, 2007

         The Optional  Repurchase  Price of  Securities  on March 20,  2007,  in
respect of which an Optional  Repurchase Notice pursuant to Section 5.1 has been given, or a specified  percentage  thereof,  will be paid by the Company, at the election  of the  Company,  with  cash  or  shares  of  Common  Stock  or in any combination  of cash and shares of Common Stock,  subject to the  conditions set forth in Section 5.2 and 5.3 hereof. The Company shall designate, in the Company
Notice  delivered  pursuant  to Section 5.5  hereof,  whether  the Company  will purchase the Securities for cash or shares of Common Stock, or, if a combination thereof,  the  percentages  of the Optional  Repurchase  Price of  Securities in
respect of which it will pay in cash and shares of Common  Stock;  provided that the Company will pay cash for  fractional  interests in shares of Common  Stock.
For purposes of determining the existence of potential fractional interests, all
Securities  subject  to  purchase  by the  Company  held by a  Holder  shall  be considered  together  (no  matter  how  many  separate  certificates  are  to be presented).  Each Holder whose Securities are purchased pursuant to this Article
V shall receive the same percentage of cash or shares of Common Stock in payment of the Optional Repurchase Price for such Securities,  except (i) as provided in
Section 5.4 with regard to the payment of cash in lieu of  fractional  shares of
Common  Stock and (ii) in the event that the Company is unable to  purchase  the
Securities  of a Holder  or  Holders  for  shares of Common  Stock  because  any necessary  qualifications  or  registrations of the shares of Common Stock under applicable  state  securities laws cannot be obtained,  the Company may purchase the  Securities  of such Holder or Holders for cash.  The Company may not change its election with respect to the  consideration (or components or percentages of components  thereof) to be paid once the Company has given its Company Notice to
Holders  except  pursuant to this  Section 5.2 or pursuant to Section 5.4 in the event of a failure to satisfy,  prior to the close of  business on the  Optional
Repurchase Date, any condition to the payment of the Optional  Repurchase Price, in whole or in part, in shares of Common Stock.

                                       35

         At least  three  Business  Days  before the Company  Notice  Date,  the
Company shall deliver an Officers' Certificate to the Trustee specifying:

                  (1) the manner of payment selected by the Company,

                  (2) the information required by Section 5.5,

                  (3) if the  Company  elects  to pay  the  Optional  Repurchase
         Price, or a specified  percentage  thereof,  in shares of Common Stock, that the  conditions to such manner of payment set forth in Section 5.4 have been or will be complied with, and

                  (4)  whether  the  Company  desires  the  Trustee  to give the
         Company Notice required by Section 5.5.

Section 5.3  Purchase with Cash

         On the Optional  Repurchase  Date  occurring on March 20, 2007,  at the option of the Company, the Optional Repurchase Price of Securities in respect of which an Optional Repurchase Notice pursuant to Section 5.1 has been given, or a specified  percentage thereof, may be paid by the Company with cash equal to the aggregate Optional Repurchase Price of such Securities. If the Company elects to purchase  Securities on the Optional Repurchase Date occurring on March 20, 2007 with cash,  the Repurchase  Press Release,  as provided in Section 5.5, shall be issued and the Company  Notice,  as provided  in Section  5.5,  shall be sent to
Holders (and to beneficial  owners as required by applicable  law), in each case not later than the Company  Notice  Date,  as  provided  in Section  5.5. On the
Optional  Repurchase  Dates  occurring on March 15, 2012 and March 15, 2017, the
Optional  Repurchase  Price of the  Securities  in respect of which an  Optional
Repurchase Notice pursuant to Section 5.1 has been given must be paid in cash.

Section 5.4  Payment by Issuance of Shares of Common Stock on March 20, 2007

         On the Optional  Repurchase  Date occurring on March 20, 2007 only (but not on the Optional  Repurchase  Dates occurring on March 15, 2012 and March 15,
2017), at the option of the Company, the Optional Repurchase Price of Securities
in respect of which Optional  Repurchase  Notices,  pursuant to Section 5.1 have been given, or a specified percentage thereof, may be paid by the Company by the issuance of a number of shares of Common Stock equal to the quotient obtained by dividing  (i) the amount of cash to which the Holders  would have been  entitled had the Company elected to pay all or such specified percentage, as the case may be, of the Optional  Repurchase  Price of such Securities in cash by (ii) either
(x) 95% of the Market Price of a share of Common Stock (if the Company elects to pay 33% or less of the Optional  Repurchase  Price in respect of which  Optional
Repurchase  Notices  pursuant to Section 5.1 have been given in shares of Common
Stock) or (y) 93% of the Market Price of a share of Common Stock (if the Company elects to pay more than 33% of the Optional Repurchase Price in respect of which
Optional Repurchase Notices pursuant to Section 5.1 have been given in shares of
Common Stock), subject to the next succeeding paragraph.

                                       36

         The  Company  will not  issue a  fractional  share of  Common  Stock in payment of the Optional Repurchase Price.  Instead the Company will pay cash for the current market value of the fractional  share. The current market value of a fraction  of a share of Common  Stock shall be  determined  by  multiplying  the
Market Price by such fraction and rounding the product to the nearest whole cent with one half cent being  rounded  upwards.  It is  understood  that if a Holder elects to have  more  than one  Security  repurchased,  the  number of shares of
Common  Stock  shall  be based  on the  aggregate  amount  of  Securities  to be repurchased.

         If the Company  elects to purchase  the  Securities  by the issuance of shares of Common Stock (i) the Repurchase Press Release,  as provided in Section
5.5, shall be issued and the Company  Notice,  as provided in Section 5.5, shall be sent to the Holders (and to beneficial owners as required by applicable law), in each case not later than the Company Notice Date, as provided in Section 5.5, and (ii) each Holder delivering an Optional  Repurchase Notice shall receive the same  proportion  of shares of Common Stock and cash for the  Securities of such
Holder to be repurchased.

         The Company's right to exercise its election to purchase the Securities pursuant to this  Article V through the issuance of shares of Common Stock shall be conditioned upon:

         (a) the Company's not having given its Company Notice of an election to pay  entirely  in cash and its giving of timely  Company  Notice of  election to purchase all or a specified  percentage of the Securities  with shares of Common
Stock as provided herein;

         (b) the  registration  of the  shares of  Common  Stock to be issued in respect of the payment of the Optional Repurchase Price under the Securities Act or the Exchange Act, in each case, if required for the initial issuance thereof;

         (c) any necessary  qualification or registration under applicable state securities laws or the availability of an exemption from such  qualification and registration; and

         (d) the  receipt by the  Trustee  of an  Officers'  Certificate  and an
Opinion of Counsel each stating that (A) the terms of the issuance of the shares of Common  Stock are in  conformity  with this  Indenture  and (B) the shares of
Common Stock to be issued by the Company in payment of the  Optional  Repurchase
Price in respect of Securities  have been duly  authorized  and, when issued and delivered  pursuant to the terms of this  Indenture  in payment of the  Optional
Repurchase  Price in respect of the Securities,  will be validly  issued,  fully paid and non-assessable and, to the best of such counsel's knowledge,  free from preemptive rights, and, in the case of such Officer's Certificate,  stating that conditions  (a),  (b) and (c) above and the  condition  set forth in the  second succeeding  sentence  have been  satisfied  and, in the case of such  Opinion of
Counsel, stating that conditions (b) and (c) above have been satisfied.

         Such Officers' Certificate shall also set forth the number of shares of
Common Stock to be issued for each $1,000 principal amount of Securities and the
Sale  Price of a share of Common  Stock on each  Trading  Day  during the period commencing  on the first Trading Day of the period during which the Market Price is calculated and ending three  Business Days prior to the  applicable  Optional
Repurchase  Date.  The Company  may pay the  Optional  Repurchase  Price (or any
portion thereof) in shares of Common Stock only if the information  necessary to

                                       37

calculate  the Market Price is  published in The Wall Street  Journal or another daily  newspaper of national  circulation.  If the foregoing  conditions are not satisfied  with respect to a Holder or Holders prior to the close of business on the  Optional  Repurchase  Date and the Company has  elected to  repurchase  the
Securities  pursuant to this  Article V through the issuance of shares of Common
Stock,  the Company  shall pay,  without  further  notice,  the entire  Optional
Repurchase Price of the Securities of such Holder or Holders in cash.

Section 5.5  Notice of Election

         Not less than 20 Business Days prior to each Optional  Repurchase  Date
(the  "Company  Notice  Date"),  the Company shall (i) issue a press release for publication on the PR Newswire or an equivalent  newswire  service giving notice of such  Optional  Repurchase  Date (a  "Repurchase  Press  Release"  ) and (ii)
deliver  to the  Holders in the manner  provided  in Section  13.2 its notice of election to  repurchase  Securities  with cash or shares of Common  Stock or any combination  thereof,  as  applicable,  on such  Optional  Repurchase  Date (the
"Company Notice"). Such Company Notice shall state the manner of payment elected and shall contain the following information:

         In the event the  Company has  elected to pay the  Optional  Repurchase
Price (or a  specified  percentage  thereof)  on the  Optional  Repurchase  Date occurring  on March 20, 2007 with  shares of Common  Stock,  the Company  Notice shall:

         (a) state that each Holder will  receive  shares of Common Stock with a
Market Price equal to such specified percentage of the Optional Repurchase Price of the Securities held by such Holder (except any cash amount to be paid in lieu of fractional shares);

         (b) set forth the method of calculating  the Market Price of the shares of Common Stock; and

         (c) state that  because the Market Price of shares of Common Stock will be  determined  prior to the  Optional  Repurchase  Date,  Holders will bear the market  risk  with  respect  to the value of the  shares  of Common  Stock to be received  from  the  date  such  Market  Price  is  determined  to the  Optional
Repurchase Date.

         In any case,  each  Company  Notice  shall  include a form of  Optional
Repurchase Notice to be completed by a Holder and shall state:

         (d) the Optional Repurchase Price and the Conversion Rate;

         (e) the name and address of the Paying Agent and the Conversion Agent;

         (f) that Securities as to which an Optional  Repurchase Notice has been given may be  converted  pursuant  to Article IV hereof  only if the  applicable
Optional  Repurchase  Notice has been withdrawn in accordance  with the terms of this Indenture;

         (g) that  Securities must be surrendered to the Paying Agent to collect payment;

                                       38

         (h) that the Optional  Repurchase Price for any Security as to which an
Optional  Repurchase  Notice  has  been  given  and not  withdrawn  will be paid promptly  following  the later of the Optional  Repurchase  Date and the time of surrender of such Security as described in (g);

         (i) the procedures the Holder must follow to exercise repurchase rights under this Article V and a brief description of those rights;

         (j) briefly, the conversion rights of the Securities; and

         (k) the  procedures  for  withdrawing  an  Optional  Repurchase  Notice
(including,  without  limitation,  for a conditional  withdrawal pursuant to the terms of Sections 5.1 or 5.9).

         If any of the  Securities  to be  redeemed  is in the  form of a Global
Security,  then the Company shall modify such notice to the extent  necessary to accord  with the  applicable  procedures  of the  Depositary.  At the  Company's request, the Trustee shall give such Company Notice in the Company's name and at the Company's expense;  provided,  however, that, in all cases, the text of such
Company Notice shall be prepared by the Company.

         Upon determination of the actual number of shares of Common Stock to be issued for each $1,000 principal amount of Securities,  the Company will publish such  determination  at the  Company's web site on the World Wide Web or through such other public medium as the Company may use at that time.

Section 5.6  Covenants of the Company

         All shares of Common Stock  delivered  upon purchase of the  Securities shall be newly  issued  shares or  treasury  shares,  shall be duly  authorized, validly issued,  fully paid and  nonassessable and shall be free from preemptive rights  and  free of any  lien or  adverse  claim.  The  Company  shall  use its reasonable efforts to list or cause to have quoted any shares of Common Stock to be issued to purchase  Securities on the principal national  securities exchange or over-the-counter or other domestic market on which the shares of Common Stock are then listed or quoted.

Section 5.7  Procedure upon Repurchase

         The Company  shall  deposit cash (in respect of a cash  purchase  under
Section 5.3 or for fractional  shares of Common Stock,  as applicable) or shares of Common Stock, or a combination thereof, as applicable, at the time and in the manner as provided in Section 5.10,  sufficient  to pay the  aggregate  Optional
Repurchase  Price of all Securities to be purchased on the  applicable  Optional
Repurchase Date pursuant to this Article V.

         As soon as practicable after the Optional  Repurchase Date, the Company shall deliver to each Holder  entitled to receive shares of Common Stock through the Paying Agent,  a  certificate  for the number of full shares of Common Stock issuable  in payment of the  Optional  Repurchase  Price and cash in lieu of any fractional  shares of Common Stock. The Person in whose name the certificate for shares of Common Stock is  registered  shall be treated as a holder of record of shares  of  Common  Stock  on the  Business  Day  next  following  the  Optional
Repurchase  Date.  Subject to Section 5.4, no payment or adjustment will be made for  dividends on the shares of Common Stock the record date for which  occurred on or prior to the Optional Repurchase Date.

                                       39

Section 5.8  Taxes

         If a Holder  of a  Security  is paid in shares  of  Common  Stock,  the
Company shall pay any documentary, stamp or similar issue or transfer tax due on such issue of shares of Common Stock. However, the Holder shall pay any such tax which is due because the Holder requests the shares of Common Stock to be issued in a name other than the Holder's  name.  The Paying Agent may refuse to deliver the certificates  representing the shares of Common Stock being issued in a name other than the Holder's name until the Paying Agent receives a sum sufficient to pay any tax which  will be due  because  the  shares  of Common  Stock are to be issued in a name other than the Holder's name. Nothing herein shall preclude any income tax withholding required by law or regulations.

Section 5.9  Effect of Optional Repurchase Notice

         Upon receipt by the Paying Agent of the Optional Repurchase Notice, the
Holder of the Security in respect of which such Optional  Repurchase  Notice was given shall (unless such Optional Repurchase Notice is withdrawn as specified in the  following  two  paragraphs)  thereafter  be entitled to receive  solely the
Optional  Repurchase  Price  with  respect  to  such  Security.   Such  Optional
Repurchase  Price  shall be paid to such  Holder,  subject  to  receipt of funds and/or shares of Common Stock by the Paying Agent,  promptly following the later of (x) the Optional  Repurchase Date with respect to such Security (provided the conditions in Section 5.1 have been  satisfied)  and (y) the time of delivery of such Security to the Paying Agent by the Holder  thereof in the manner  required by Section 5.1. Securities in respect of which an Optional Repurchase Notice has been given by the Holder  thereof  may not be  converted  pursuant to Article IV hereof on or after the date of the delivery of such Optional  Repurchase  Notice unless such  Optional  Repurchase  Notice has first been  validly  withdrawn  as specified in the following two paragraphs.

         An Optional  Repurchase  Notice may be  withdrawn by means of a written notice of  withdrawal  delivered to the office of the Paying Agent in accordance with the Optional Repurchase Notice at anytime prior to the close of business on the applicable Optional Repurchase Date specifying:

         (a) the  certificate  number of the  Security  in respect of which such notice of withdrawal is being submitted;

         (b) the  principal  amount of the  Security  with respect to which such notice of withdrawal is being submitted; and

         (c) the  principal  amount,  if any,  of such  Security  which  remains subject to the original Optional Repurchase Notice and which has been or will be delivered for purchase by the Company.

         A written notice of withdrawal of an Optional  Repurchase Notice may be in the form set forth in the preceding  paragraph or may be in the form of (i) a conditional  withdrawal  contained in an Optional  Repurchase Notice pursuant to

                                       40

the terms of Section 5.1(a)(4) or (ii) a conditional  withdrawal  containing the information  set  forth  in  Section  5.1(a)(4)  and the  immediately  preceding paragraph  and  contained  in a written  notice of  withdrawal  delivered to the
Paying Agent as set forth in the immediately preceding paragraph.

         There shall be no purchase of any Securities pursuant to this Article V
(other  than  through the  issuance of shares of Common  Stock in payment of the
Optional Repurchase Price, including cash in lieu of fractional shares) if there has  occurred  (prior to, on or after,  as the case may be, the  giving,  by the
Holders of such Securities,  of the required Optional  Repurchase Notice) and is continuing  an Event of  Default  (other  than a default  in the  payment of the
Optional  Repurchase  Price with respect to such  Securities).  The Paying Agent will promptly  return to the respective  Holders thereof any Securities (x) with respect to which an Optional  Repurchase Notice has been withdrawn in compliance with this  Indenture,  or (y) held by it during the  continuance  of an Event of
Default  (other than a default in the payment of the Optional  Repurchase  Price with respect to such  Securities) in which case, upon such return,  the Optional
Repurchase Notice with respect thereto shall be deemed to have been withdrawn.

Section 5.10  Deposit of Optional Repurchase Price

         Prior to 11:00  a.m.,  New York City  time,  on the  Business  Day next following  the Optional  Repurchase  Date,  the Company  shall  deposit with the
Trustee or with the Paying  Agent an amount of money (in  immediately  available funds if deposited  on such  Business  Day) and/or  shares of Common  Stock,  if permitted  hereunder,  sufficient to pay the aggregate Optional Repurchase Price of all of the Securities or portions thereof which are to be purchased as of the
Optional Repurchase Date.

Section 5.11  Securities Repurchased in Part

         Any Security which is to be purchased only in part shall be surrendered at the office of the  Paying  Agent  (with,  if the  Company  or the  Trustee so requires,  due  endorsement  by, or a written  instrument  of  transfer  in form satisfactory  to the Company or the Trustee duly executed by the Holder  thereof or such  Holder's  attorney  duly  authorized  in writing) and the Company shall execute and the  Trustee  shall  authenticate  and deliver to the Holder of such
Security,  without  service  charge,  a  new  Security  or  Securities,  of  any authorized  denomination  as  requested  by such Holder in  aggregate  principal amount equal to, and in exchange for, the portion of the principal amount of the
Security so surrendered which is not purchased.

Section 5.12  Comply with Securities Laws Upon Purchase of Securities

         In  connection  with any offer to purchase  or  purchase of  Securities under this  Article V  (provided  that such  offer or  purchase  constitutes  an
"issuer  tender  offer" for purposes of Rule 13e-4 (which term,  as used herein, includes any successor  provision thereto) under the Exchange Act at the time of such offer or purchase),  the Company shall (i) comply with Rule 13e-4 under the
Exchange Act, (ii) file the related Schedule TO (or any successor schedule, form or report) under the Exchange Act, and (iii)  otherwise  comply with all federal and state  securities  laws so as to permit  the rights  and  obligations  under
Article  V to be  exercised  in the time  and in the  manner  specified  in this
Article V.

                                       41

Section 5.13  Repayment to the Company

         The Trustee and the Paying  Agent shall  return to the Company any cash or shares of Common  Stock  that  remain  unclaimed  for two  years,  subject to applicable unclaimed property law, together with interest or dividends,  if any, thereon held by them for the payment of the Optional Repurchase Price; provided, however,  that to the  extent  that the  aggregate  amount  of cash or shares of
Common  Stock  deposited  by the Company  pursuant to Section  5.10  exceeds the aggregate Optional  Repurchase Price of the Securities or portions thereof which the Company is obligated to purchase as of the Optional  Repurchase  Date,  then promptly after the Business Day next following the Optional  Repurchase Date the
Trustee  shall return any such excess to the Company  together  with interest or dividends,  if any, thereon.  After that, Holders entitled to money must look to the Company for payment as general  creditors,  unless an  applicable  abandoned property law designates another Person.

Section 5.14  Conversion Arrangement on Repurchase

         Any Securities  required to be repurchased under this Article V, unless surrendered  for  conversion  before  the  close  of  business  on the  Optional
Repurchase  Date,  may be  deemed  to be  purchased  from  the  Holders  of such
Securities for an amount in cash not less than the Optional Repurchase Price, by one or more  investment  bankers  or other  purchasers  who may  agree  with the
Company to purchase  such  Securities  from the  Holders,  to convert  them into shares of Common Stock of the Company and to make payment for such Securities to the Trustee in trust for such Holders.

                                   ARTICLE VI
                                    COVENANTS

Section 6.1  Payment of Securities

         The  Company  shall  promptly  make  all  payments  in  respect  of the
Securities on the dates and in the manner  provided in the  Securities  and this
Indenture.  An  installment  of  principal  or  interest  (including  Contingent
Interest)  shall be  considered  paid on the date it is due if the Paying  Agent
(other than the Company)  holds by 11:00 a.m.,  New York City time, on that date money,  deposited by the Company or an Affiliate thereof,  sufficient to pay the installment.  The Company  shall,  to the fullest  extent  permitted by law, pay
interest  on  overdue  principal   (including   premium,  if  any)  and  overdue
installments of interest  (including  Contingent  Interest) at the rate borne by the Securities per annum.  All references in this Indenture or the Securities to interest shall be deemed to include Liquidated Damages, if any, payable pursuant to the Registration Rights Agreement.

         Payment of the  principal  of (and  premium,  if any) and any  interest
(including Contingent Interest) on the Securities shall be made at the Corporate
Trust  Office of the  Paying  Agent  specified  in  Section  2.3 in such coin or currency  of the  United  States of  America  as at the time of payment is legal tender for payment of public and private debts;  provided,  however, that at the option of the  Company  payment of interest  may be made by check  mailed to the address of the Person entitled  thereto as such address appears in the Register;
provided  further that a Holder with an aggregate  principal amount in excess of
$2,000,000  will be paid by wire transfer in immediately  available funds at the written  election of such Holder delivered to the Paying Agent at least ten (10)
Business Days prior to the Regular Record Date for the next succeeding  Interest
Payment Date.

                                       42

Section 6.2  SEC Reports

         The Company shall file all reports and other  information and documents which it is required to file with the SEC pursuant to Section 13 or 15(d) of the
Exchange  Act,  and within 15 days after it files them with the SEC, the Company shall file copies of all such reports,  information and other documents with the
Trustee.

         Delivery of such reports,  information  and documents to the Trustee is for  informational  purposes  only and the  Trustee's  receipt of such shall not
constitute   constructive  notice  of  any  information   contained  therein  or
determinable  from  information  contained  therein,   including  the  Company's
compliance  with any of its  covenants  hereunder  (as to which the  Trustee  is entitled to rely exclusively on Officers' Certificates).

Section 6.3  Compliance Certificates

         The Company shall deliver to the Trustee,  within 90 days after the end of each  fiscal  year of the  Company  (beginning  with the fiscal  year  ending
December 31, 2002), an Officers' Certificate as to the signer's knowledge of the
Company's  compliance with all conditions and covenants on its part contained in this  Indenture  and stating  whether or not the signer  knows of any default or
Event of Default.  If such  signer  knows of such a default or Event of Default, the Officers' Certificate shall describe the default or Event of Default and the efforts to remedy the same.  For the purposes of this  Section  6.3,  compliance shall be determined  without regard to any grace period or requirement of notice provided pursuant to the terms of this Indenture.

Section 6.4  Further Instruments and Acts

         Upon request of the Trustee,  the Company will execute and deliver such further  instruments and do such further acts as may be reasonably  necessary or proper to carry out more effectively the purposes of this Indenture.

Section 6.5  Maintenance of Corporate Existence

         Subject to Article  VII,  the  Company  will do or cause to be done all things  necessary  to preserve  and keep in full force and effect its  corporate existence.

Section 6.6  Rule 144A Information Requirement

         Within  the  period  prior  to the  expiration  of the  holding  period applicable  to sales of  Restricted  Securities  under  Rule  144(k)  under  the
Securities Act (or any successor  provision),  the Company  covenants and agrees that it shall,  during  any  period in which it is not  subject to Section 13 or
15(d) under the Exchange Act, make available to any Holder or beneficial  holder of Securities or any Common Stock issued upon conversion  thereof which continue to be  Restricted  Securities  in  connection  with  any  sale  thereof  and any prospective  purchaser of  Securities  or such Common Stock  designated  by such
Holder  or  beneficial  holder,  the  information   required  pursuant  to  Rule

                                       43

144A(d)(4) under the Securities Act upon the request of any Holder or beneficial holder of the  Securities  or such  Common  Stock and it will take such  further action as any Holder or  beneficial  holder of such  Securities  or such  Common
Stock may reasonably  request,  all to the extent  required from time to time to enable such Holder or beneficial  holder to sell its  Securities or Common Stock without  registration  under the  Securities  Act within the  limitation  of the exemption  provided by Rule 144A, as such Rule may be amended from time to time.
Upon the request of any Holder or any  beneficial  holder of the  Securities  or such Common Stock,  the Company will deliver to such Holder a written  statement as to whether it has complied with such requirements.

Section 6.7  Stay, Extension and Usury Laws

         The Company  covenants  (to the extent that it may lawfully do so) that it shall not at any time insist upon,  plead, or in any manner  whatsoever claim or take the benefit or advantage  of, any stay,  extension or usury law or other law which would  prohibit or forgive the Company  from paying all or any portion of the principal of, premium, if any, or interest (including Liquidated Damages, if any) on the Securities as contemplated  herein,  wherever enacted,  now or at any  time  hereafter  in  force,  or  which  may  affect  the  covenants  or the performance of this Indenture, and the Company (to the extent it may lawfully do
so) hereby  expressly  waives  all  benefit or  advantage  of any such law,  and covenants that it will not, by resort to any such law,  hinder,  delay or impede the  execution of any power herein  granted to the Trustee,  but will suffer and permit the execution of every such power as though no such law had been enacted.

Section 6.8  Payment of Liquidated Damages

         If  Liquidated  Damages  are  payable by the  Company  pursuant  to the
Registration  Rights  Agreement,  the  Company  shall  deliver to the  Trustee a certificate  to that effect  stating (i) the amount of such  Liquidated  Damages that is payable and (ii) the date on which such Liquidated  Damages are payable.
Unless  and  until a Trust  Officer  of the  Trustee  actually  receives  such a certificate,  the Trustee may assume  without  inquiry  that no such  Liquidated
Damages are payable.  If the Company has paid Liquidated Damages directly to the
Persons  entitled to it, the Company  shall deliver to the Trustee a certificate setting forth the particulars of such payment.

Section 6.9  Resale of Certain Securities

         During the period of two years after the last date of original issuance of any  Securities,  the  Company  shall  not,  and shall not  permit any of its
"affiliates" (as defined under Rule 144 under the Securities Act) to, resell any
Securities,   or  shares  of  Common  Stock  issuable  upon  conversion  of  the
Securities,  which constitute  "restricted  securities" under Rule 144, that are acquired  by any of them  within  the  United  States or to "U.S.  persons"  (as defined in Regulation S) except pursuant to an effective  registration statement under the Securities Act or an applicable exemption therefrom. The Trustee shall have no responsibility  or liability in respect of the Company's  performance of its agreement in the preceding sentence.

Section 6.10  Tax Treatment of Securities

         The Company agrees, and by acceptance of beneficial  ownership interest in the Securities  each  beneficial  holder of Securities will be deemed to have agreed,  for  United  States  federal  income  tax  purposes  (1) to  treat  the

                                       44

Securities as  indebtedness  that is subject to Treas.  Reg. Sec.  1.1275-4 (the
"Contingent  Payment  Regulations")  and, for purposes of the Contingent Payment
Regulations,  to treat the fair market value of any stock beneficially  received by a beneficial  holder upon any  conversion  of the  Securities as a contingent payment and (2) to be bound by the Company's  determination  of the  "comparable yield" and "projected  payment  schedule,"  within the meaning of the Contingent
Payment Regulations,  with respect to the Securities. A Holder of Securities may obtain the amount of original  issue  discount,  issue date,  yield to maturity, comparable yield and projected  payment schedule by submitting a written request for it to the Company at the following address: St. Mary Land &  Exploration
Company,  1776 Lincoln Street,  Suite 1100, Denver,  Colorado 80203,  Attention:
Chief Financial Officer.

                                  ARTICLE VII
              CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE

Section 7.1  Cmpany May Consolidate, Etc. Only on Certain Terms.

         The Company shall not  consolidate  with or merge into any other Person
(in a  transaction  in which the Company is not the  surviving  corporation)  or convey, transfer or lease its properties and assets substantially as an entirety to any Person, unless:

         (1) in case the Company  shall  consolidate  with or merge into another
Person (in a transaction in which the Company is not the surviving  corporation)
or convey,  transfer  or lease its  properties  and assets  substantially  as an entirety to any Person,  the Person formed by such  consolidation  or into which the Company is merged or the Person which acquires by conveyance or transfer, or which  leases,  the  properties  and assets of the Company  substantially  as an entirety (i) shall be a corporation,  limited liability company,  partnership or trust,  shall be  organized  and validly  existing  under the laws of the United
States of America, any State thereof or the District of Columbia (whether or not such  Person  is a  direct  or  indirect  subsidiary  of a  Person  which is not organized under the laws of any of such  jurisdictions) and (ii) shall expressly assume,  by an indenture  supplemental  hereto,  executed  and  delivered to the
Trustee,  in form  satisfactory to the Trustee,  the due and punctual payment of the principal of and any premium and interest (including Contingent Interest) on all the Securities  and the  performance or observance of every covenant of this
Indenture  on the  part of the  Company  to be  performed  or  observed  and the conversion  rights  shall be  provided  for in  accordance  with  Article IV, by supplemental  indenture  satisfactory  in  form  to the  Trustee,  executed  and delivered  to the Trustee,  by the Person (if other than the Company)  formed by such  consolidation  or into which the Company  shall have been merged or by the
Person which shall have acquired the Company's assets;

         (2) immediately  after giving effect to such  transaction,  no Event of
Default, and no event which, after notice or lapse of time or both, would become an Event of Default, shall have happened and be continuing; and

         (3) the Company has  delivered to the Trustee an Officers'  Certificate and an  Opinion  of  Counsel,  each  stating  that such  consolidation,  merger, conveyance,  transfer or lease and, if a  supplemental  indenture is required in connection with such transaction,  such supplemental  indenture comply with this
Article and that all conditions  precedent  herein provided for relating to such transaction have been complied with.

                                       45

Section 7.2  Successor Substituted

         Upon any  consolidation  of the Company  with, or merger of the Company into,  any other Person or any  conveyance,  transfer or lease of the properties and assets of the  Company  substantially  as an  entirety  in  accordance  with
Section 7.1, the successor Person formed by such consolidation or into which the
Company is merged or to which such  conveyance,  transfer or lease is made shall succeed to, and be  substituted  for, and may exercise every right and power of, the  Company  under this  Indenture  with the same  effect as if such  successor
Person had been named as the Company herein, and thereafter,  except in the case of a lease,  the  predecessor  Person shall be relieved of all  obligations  and covenants under this Indenture and the Securities.

                                  ARTICLE VIII
                              DEFAULT AND REMEDIES

Section 8.1  Events of Default

         An "Event of Default" shall occur if:

                  (1)  the  Company  defaults  in the  payment  of any  interest
         (including  Contingent  Interest) on any Security when the same becomes due and payable and the default continues for a period of 30 days;

                  (2) the Company  defaults in the payment of any  principal  of
         (including,  without limitation,  any premium, if any, on) any Security when the same  becomes  due and  payable  (whether  at  maturity,  upon redemption,  on an  Optional  Repurchase  Date,  a  Change  in  Control
         Purchase Date or otherwise);

                  (3)  the  Company  fails  to  comply  with  any of  its  other agreements  contained  in the  Securities  or  this  Indenture  and the default continues for the period and after the notice specified below;

                  (4) a default  under any  mortgage,  indenture  or  instrument under  which  there may be issued or by which  there may be  secured or evidenced any  Indebtedness  of the Company or any of its  Subsidiaries
         whether such  Indebtedness now exists,  or is created after the date of this Indenture, which default (a) involves the failure to pay principal
         of  or  any  premium  or  interest  on  such   Indebtedness  when  such
         Indebtedness  becomes due and payable at the stated  maturity  thereof, and such default shall continue  after any  applicable  grace period or
         (b) results in the  acceleration of such  Indebtedness  unpaid prior to the  stated  maturity  thereof  and,  in the  case of (a) or  (b),  the principal  amount of such  Indebtedness,  together  with the  principal amount of any other  Indebtedness  so unpaid at its stated  maturity or the stated  maturity of which has been so  accelerated,  aggregates $10 million or more;

                  (5) failure by the Company or any of its  Subsidiaries  to pay final judgments  aggregating in excess of $10 million,  which judgments are not paid, discharged or stayed for a period of 60 days;

                  (6) the  Company  pursuant  to or within  the  meaning  of any
         Bankruptcy Law:

                                       46

                           (i) commences a voluntary case or proceeding;

                           (ii)  consents  to the entry of an order  for  relief
                  against it in an involuntary case or proceeding;

                           (iii)  consents to the  appointment of a Custodian of
                  it or for all or substantially all of its property; or

                           (iv) makes a general  assignment  for the  benefit of
                  its creditors; or

                  (7) a court  of  competent  jurisdiction  enters  an  order or decree under any Bankruptcy Law that:

                           (i) is for relief against the Company in an
                  involuntary case or proceeding;

                           (ii)  appoints a Custodian  of the Company or for all
                  or substantially all of the property of the Company; or

                           (iii) orders the liquidation of the Company;

         and in each case the order or decree remains unstayed and in effect for
60 days.

         The term  "Bankruptcy Law" means Title 11 of the United States Code (or any  successor  thereto) or any  similar  federal or state law for the relief of debtors. The term "Custodian" means any receiver, trustee, assignee, liquidator, sequestrator or similar official under any Bankruptcy Law.

         A default  under clause (3) above is not an Event of Default  until the
Trustee  notifies  the  Company,  or the  Holders  of at least 25% in  aggregate principal amount of the Securities then  outstanding  notify the Company and the
Trustee,  of the default,  and the Company  does not cure the default  within 60 days after receipt of such notice. The notice given pursuant to this Section 8.1 must specify the  default,  demand that it be remedied and state that the notice is a "Notice of Default."  When any default under this Section 8.1 is cured,  it ceases.

         The Trustee shall not be charged with knowledge of any Event of Default unless  written  notice  thereof shall have been given to a Trust Officer at the
Corporate Trust Office of the Trustee by the Company, a Paying Agent, any Holder
or any agent of any Holder.

Section 8.2  Acceleration

         If an Event of Default  (other  than an Event of Default  specified  in clauses (6) or (7) of Section 8.1) occurs and is continuing, the Trustee may, by written  notice to the  Company,  or the  Holders  of at least 25% in  aggregate principal  amount of the Securities then  outstanding  may, by written notice to the Company and the Trustee, declare all unpaid principal on the Securities then outstanding  (if not then due and  payable) to be due and payable  upon any such declaration, and the same shall become and be immediately due and payable. If an
Event of Default  specified  in clauses (6) or (7) of Section  8.1  occurs,  all

                                       47

unpaid principal of the Securities then outstanding  shall ipso facto become and be immediately  due and payable without any declaration or other act on the part of the Trustee or any Holder.  The Holders of a majority in aggregate  principal amount of the Securities  then  outstanding by written notice to the Trustee may rescind an  acceleration  and its  consequences  if (a) all  existing  Events of
Default,  other than the nonpayment of the principal of the Securities which has become  due  solely by such  declaration  of  acceleration,  have been  cured or waived;  (b) to the extent  the  payment of such  interest  is lawful,  interest
(calculated  at  the  rate  per  annum  borne  by  the  Securities)  on  overdue installments of interest and overdue  principal,  which has become due otherwise than by such  declaration  of  acceleration,  has been paid;  (c) the rescission would  not  conflict  with  any  judgment  or  decree  of a court  of  competent jurisdiction;  and (d)  all  payments  due to the  Trustee  and any  predecessor
Trustee under Section 9.7 have been made.  No such  rescission  shall affect any subsequent default or impair any right consequent thereto.

Section 8.3  Other Remedies

         If an Event of Default occurs and is  continuing,  the Trustee may, but shall not be obligated to,  pursue any available  remedy by proceeding at law or in  equity to  collect  the  payment  of the  principal  of or  interest  on the
Securities or to enforce the  performance  of any provision of the Securities or this Indenture.

         The Trustee may maintain a  proceeding  even if it does not possess any of the Securities or does not produce any of them in the proceeding.  A delay or omission by the Trustee or any  Securityholder in exercising any right or remedy accruing  upon an Event of  Default  shall  not  impair  the  right or remedy or constitute  a waiver of or  acquiescence  in the Event of Default.  No remedy is exclusive of any other  remedy.  All  available  remedies are  cumulative to the extent permitted by law.

Section 8.4  Waiver of Defaults and Events of Default

         Subject  to  Sections  8.7 and  11.2,  the  Holders  of a  majority  in principal amount of the Securities then outstanding by notice to the Trustee may waive an  existing  default or Event of Default  and its  consequence,  except a default or Event of Default in the  payment of the  principal  of or interest on any  Security,  a failure by the Company to convert any  Securities  into Common
Stock or any  default or Event of Default  in respect of any  provision  of this
Indenture or the  Securities  which,  under Section 11.2,  cannot be modified or amended  without the  consent of the Holder of each  Security  affected.  When a default or Event of Default is waived, it is cured and ceases.

Section 8.5  Control By Majority

         The Holders of a majority in principal  amount of the  Securities  then outstanding  may direct the time,  method and place of conducting any proceeding for any  remedy  available  to the  Trustee  or  exercising  any  trust or power conferred on it.  However,  the Trustee may refuse to follow any direction  that conflicts with law or this Indenture,  that the Trustee determines may be unduly prejudicial to the rights of another Holder or the Trustee,  or that may involve the Trustee in personal  liability  unless the  Trustee is  furnished  indemnity satisfactory  to it;  provided,  however,  that the  Trustee  may take any other action  deemed  proper  by the  Trustee  which  is not  inconsistent  with  such direction.

                                       48

Section 8.6  Limitations on Suits

         A Holder may not pursue any remedy with  respect to this  Indenture  or the  Securities  (except  actions for payment of overdue  principal  or interest
(including Contingent Interest) or for the conversion of the Securities pursuant to Article IV) unless:

                  (1) the  Holder  gives  to the  Trustee  written  notice  of a continuing Event of Default;

                  (2) the  Holders  of at least 25% in  principal  amount of the then  outstanding  Securities  make a written request to the Trustee to pursue the remedy;

                  (3) such Holder or Holders furnishes to the Trustee reasonable indemnity to the Trustee against any loss, liability or expense;

                  (4) the Trustee  does not comply  with the  request  within 60 days after receipt of the request and the furnishing of indemnity; and

                  (5) no direction  inconsistent  with such written  request has been given to the Trustee during such 60-day period by the Holders of a majority in principal amount of the Securities then outstanding.

         A Securityholder  may not use this Indenture to prejudice the rights of another  Securityholder  or to obtain a preference  or priority  over such other
Securityholder.

Section 8.7  Rights of Holders to Receive Payment and to Convert

         Notwithstanding any other provision of this Indenture, the right of any
Holder of a Security to receive  payment of the principal of and interest on the
Security,  on or after the  respective  due dates  expressed in the Security and this  Indenture,  to convert such Security in accordance  with Article IV and to bring suit for the  enforcement of any such payment on or after such  respective dates or the right to convert,  is absolute and  unconditional  and shall not be impaired or affected without the consent of the Holder.

Section 8.8  Collection Suit By Trustee

         If an  Event  of  Default  in the  payment  of  principal  or  interest
(including  Contingent  Interest) specified in clauses (1) or (2) of Section 8.1 occurs and is continuing,  the Trustee may recover  judgment in its own name and as trustee of an express  trust  against the  Company or another  obligor on the
Securities  for the whole amount of  principal  and accrued  interest  remaining unpaid,  together  with,  to the extent that payment of such interest is lawful, interest on overdue principal and on overdue installments of interest (including
Contingent Interest), in each case at the rate per annum borne by the Securities and such further  amount as shall be  sufficient to cover the costs and expenses of collection,  including the reasonable compensation,  expenses,  disbursements and advances of the Trustee, its agents and counsel.

                                       49

Section 8.9  Trustee May File Proofs of Claim

         The Trustee may file such proofs of claim and other papers or documents as may be  necessary  or  advisable  in order to have the claims of the  Trustee
(including any claim for the reasonable  compensation,  expenses,  disbursements and advances of the Trustee,  its agents and counsel) and the Holders allowed in any judicial  proceedings  relative to the Company (or any other  obligor on the
Securities),  its  creditors or its property and shall be entitled and empowered to collect and receive any money or other property payable or deliverable on any such claims and to distribute  the same,  and any Custodian in any such judicial proceeding  is hereby  authorized  by each  Holder to make such  payments to the
Trustee and, in the event that the Trustee  shall  consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due to it for the  reasonable  compensation,  expenses,  disbursements  and  advances  of  the
Trustee,  its agents and counsel,  and any other  amounts due the Trustee  under
Section 9.7, and to the extent that such payment of the reasonable compensation, expenses, disbursements and advances in any such proceedings shall be denied for any reason, payment of the same shall be secured by a lien on, and shall be paid out of,  any and all  distributions,  dividends,  money,  securities  and  other property  which the  Holders  may be  entitled  to receive in such  proceedings, whether in  liquidation  or under any plan of  reorganization  or arrangement or otherwise.  Nothing herein contained shall be deemed to authorize the Trustee to authorize  or consent to, or on behalf of any Holder,  to  authorize,  accept or adopt  any  plan  of  reorganization,  arrangement,  adjustment  or  composition affecting the  Securities or the rights of any Holder  thereof,  or to authorize the  Trustee  to  vote  in  respect  of the  claim  of any  Holder  in any  such proceeding.

Section 8.10  Priorities

         If the Trustee  collects any money  pursuant to this Article  VIII,  it shall pay out the money in the following order:

         First, to the Trustee for amounts due under Section 9.7;

         Second,  to Holders for amounts  due and unpaid on the  Securities  for principal and  interest,  ratably,  without  preference or priority of any kind, according to the amounts due and payable on the  Securities  for  principal  and interest, respectively; and

         Third, to the Company.

         The Trustee  may fix a record date and payment  date for any payment to
Holders pursuant to this Section 8.10.

Section 8.11  Undertaking for Costs

         In any suit for the  enforcement  of any  right or  remedy  under  this
Indenture  or in any suit against the Trustee for any action taken or omitted by it as  Trustee,  a court in its  discretion  may require the filing by any party litigant  in the suit of an  undertaking  to pay the costs of the suit,  and the court in its  discretion  may  assess  reasonable  costs,  including  reasonable attorneys' fees and expenses, against any party litigant in the suit, having due regard to the merits and good faith of the claims or defenses  made by the party litigant. This Section 8.11 does not apply to a suit made by the Trustee, a suit by a Holder  pursuant  to Section  8.7, or a suit by Holders of more than 10% in principal amount of the Securities then outstanding.

                                       50

                                   ARTICLE IX
                                     TRUSTEE

Section 9.1  Duties of Trustee

         (a) If an Event of Default has occurred and is continuing,  the Trustee shall  exercise such of the rights and powers vested in it by this Indenture and use the same degree of care and skill in its exercise as a prudent  person would exercise  or use  under  the  circumstances  in the  conduct  of his or her  own affairs.

         (b) Except during the continuance of an Event of Default:

                  (1)  the  Trustee  need  perform  only  those  duties  as  are specifically set forth in this Indenture and no others; and

                  (2) in the  absence of bad faith on its part,  the Trustee may
         conclusively   rely,  as  to  the  truth  of  the  statements  and  the
         correctness of the opinions  expressed  therein,  upon  certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture.  The Trustee,  however,  shall examine any certificates and opinions which by any provision hereof are specifically required to be delivered to the Trustee to determine whether or not they conform to the requirements of this Indenture.

         (c)  The  Trustee  may  not be  relieved  from  liability  for  its own negligent  action,  its  own  negligent  failure  to  act,  or its  own  willful misconduct, except that:

                  (1) this paragraph does not limit the effect of subsection (b)
         of this Section 9.1;

                  (2) the Trustee  shall not be liable for any error of judgment made in good  faith by a Trust  Officer,  unless it is proved  that the
         Trustee was negligent in ascertaining the pertinent facts; and

                  (3) the Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance  with a direction received by it pursuant to Section 8.5.

         (d) No provision of this Indenture  shall require the Trustee to expend or risk  its own  funds  or  otherwise  incur  any  financial  liability  in the performance  of any of its duties  hereunder  or in the  exercise  of any of its rights or powers unless the Trustee shall have  received  adequate  indemnity in its opinion  against  potential  costs and  liabilities  incurred by it relating thereto.

         (e) Every  provision of this  Indenture  that in any way relates to the
Trustee is subject to subsections (a), (b), (c) and (d) of this Section 9.1.

                                       51

         (f) The Trustee shall not be liable for interest on any money  received by it except as the Trustee may agree in writing with the Company. Money held in trust by the  Trustee  need not be  segregated  from other  funds  except to the extent required by applicable law.

Section 9.2  Rights of Trustee

         Subject to Section 9.1:

         (a) The Trustee may rely conclusively on any document believed by it to be  genuine  and to have been  signed or  presented  by the proper  person.  The
Trustee need not investigate any fact or matter stated in the document.

         (b) Before the Trustee acts or refrains from acting, it may require, at the expense of the Company,  an Officers'  Certificate or an Opinion of Counsel,
which shall conform to Section 13.4(b).  The Trustee shall not be liable for any action it takes or omits to take in good faith in reliance  on such  Certificate or Opinion.

         (c) The Trustee may act through its agents and shall not be responsible for the misconduct or negligence of any agent appointed with due care.

         (d) The Trustee shall not be liable for any action it takes or omits to take in good faith which it believes  to be  authorized  or within its rights or powers.

         (e) The Trustee  may consult  with  counsel of its  selection,  and the advice  or  opinion  of such  counsel  as to  matters  of law  shall be full and complete  authorization  and  protection  in respect of any such  action  taken, omitted or suffered by it  hereunder  in good faith and in  accordance  with the advice or opinion of such counsel.

         (f) The Trustee  shall be under no  obligation  to exercise  any of the rights or powers  vested in it by this  Indenture at the request or direction of any of the Holders  pursuant to this  Indenture,  unless such Holders shall have furnished  to the Trustee  security  or  indemnity  satisfactory  to the Trustee against the costs,  expenses  and  liabilities  which might be incurred by it in compliance with such request or direction.

         (g) The Trustee shall not be bound to make any  investigation  into the facts or matters stated in any resolution,  certificate,  statement, instrument, opinion,  report, notice, request,  direction,  consent, order, bond, debenture, note,  other  evidence  of  indebtedness  or other  paper or  document,  but the
Trustee, in its discretion,  may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall  determine to make such further inquiry or investigation,  it shall be entitled to examine the books,  records and premises of the Company,  personally or by agent or attorney at the sole cost of the  Company  and shall  incur no  liability  or  additional liability of any kind by reason of such inquiry or investigation.

         (h) The  Trustee  shall not be deemed to have  notice of any Default or
Event of Default  unless a Trust  Officer of the  Trustee  has actual  knowledge thereof or unless written notice from the Company or the Holders of at least 25%
of the  Securities  of any event  which is in fact such a default is received by the  Trustee at the  Corporate  Trust  Office,  and such notice  references  the
Securities and this Indenture.

                                       52

         (i) The rights, privileges,  protections, immunities and benefits given to the Trustee, including,  without limitation, its right to be indemnified, are extended to, and shall be enforceable  by, the Trustee in each of its capacities hereunder,  and to each agent,  custodian and other Person employed by it to act hereunder.

Section 9.3  Individual Rights of Trustee

         The  Trustee in its  individual  or any other  capacity  may become the owner or pledgee of  Securities  and may  otherwise  deal with the Company or an
Affiliate  of the  Company  with the same  rights  it would  have if it were not
Trustee.  Any Agent may do the same with like  rights.  However,  the Trustee is subject to Sections 9.10 and 9.11.

Section 9.4  Trustee's Disclaimer

         The Trustee makes no  representation  as to the validity or adequacy of this Indenture or the Securities,  it shall not be accountable for the Company's use of the proceeds from the Securities, and it shall not be responsible for any statement  in the  Indenture or the  Securities  other than its  certificate  of authentication.

Section 9.5  Notice of Default or Events of Default

         If a default or an Event of Default  occurs and is continuing and if it is known to the Trustee, the Trustee shall mail to each Securityholder notice of the  default or Event of Default  within 90 days after it occurs.  However,  the
Trustee  may  withhold  the  notice if and so long as a  committee  of its Trust
Officers in good faith determines that withholding notice is in the interests of
Securityholders,  except  in the case of a  default  or an Event of  Default  in payment of the principal of or interest on any Security.

Section 9.6  Reports By Trustee To Holders

         If such report is required  by TIA  Section  313,  within 60 days after each May 15, beginning with the May 15 following the date of this Indenture, the
Trustee shall mail to each Securityholder a brief report dated as of such May 15 that  complies with TIA Section  313(a).  The Trustee also shall comply with TIA
Section 313(b)(2) and (c).

         A copy of each  report at the time of its  mailing  to  Securityholders shall be mailed to the Company  and filed with the SEC and each stock  exchange, if any, on which the  Securities are listed.  The Company  promptly shall notify the Trustee  whenever  the  Securities  become  listed on any stock  exchange or listed or  admitted  to trading on any  quotation  system and any changes in the stock  exchanges  or  quotation  systems on which the  Securities  are listed or admitted to trading and of any delisting thereof.

Section 9.7  Compensation and Indemnity

         The  Company   shall  pay  to  the  Trustee  from  time  to  time  such
compensation  (as agreed to from time to time by the  Company and the Trustee in writing)  for its  services  (which  compensation  shall not be  limited  by any provision  of law in  regard to the  compensation  of a  trustee  of an  express trust). The Company shall reimburse the Trustee upon request for all reasonable, actual  disbursements,  expenses  and  advances  incurred  or made  by it.  Such expenses may include the  reasonable,  actual  compensation,  disbursements  and expenses of the Trustee's agents and counsel.

                                       53

         The Company  shall  indemnify  the Trustee or any  predecessor  Trustee
(which for purposes of this Section 9.7 shall include its  officers,  directors, employees  and  agents)  for,  and hold it harmless  against,  any and all loss, liability or expense  including taxes (other than taxes based upon,  measured by or determined by the income of the Trustee),  (including  reasonable  legal fees and expenses) incurred by it in connection with the acceptance or administration of its duties under this Indenture or any action or failure to act as authorized or  within  the  discretion  or  rights or  powers  conferred  upon the  Trustee hereunder  including  the  reasonable  costs and expenses of the Trustee and its counsel in defending  itself  against any claim or liability in connection  with the  exercise  or  performance  of any of its  powers or duties  hereunder.  The
Trustee  shall  notify the Company  promptly of any claim  asserted  against the
Trustee  for  which  it may seek  indemnity.  The  Company  need not pay for any settlement  without  its  written  consent,  which  shall  not  be  unreasonably withheld.

         The Company need not reimburse the Trustee for any expense or indemnify it against any loss or liability incurred by it resulting from its own negligent action, negligent failure to act, bad faith or willful misconduct.

         To secure the Company's  payment  obligations  in this Section 9.7, the
Trustee  shall  have a senior  claim to which the  Securities  are  hereby  made subordinate  on all money or property  held or collected by the Trustee,  except such money or property held in trust to pay the principal of and interest on the
Securities.  The obligations of the Company under this Section 9.7 shall survive the  satisfaction  and discharge of this Indenture or the resignation or removal of the Trustee.

         When the Trustee incurs expenses or renders  services after an Event of
Default specified in clauses (6) or (7) of Section 8.1 occurs,  the expenses and the  compensation  for the  services  are  intended  to  constitute  expenses of administration  under any  Bankruptcy  Law. The provisions of this Section shall survive the termination of this Indenture.

Section 9.8  Replacement of Trustee

         The Trustee  may resign by so  notifying  the  Company in writing.  The
Holders of a majority in principal amount of the Securities then outstanding may remove the Trustee by so  notifying  the  Trustee in writing  and may,  with the
Company's written consent,  appoint a successor Trustee.  The Company may remove the Trustee by so notifying the Trustee in writing if:

         (1) the Trustee fails to comply with Section 9.10;

         (2) the Trustee is adjudged a bankrupt or an insolvent;

         (3) a receiver or other public  officer  takes charge of the Trustee or its property; or

         (4) the Trustee  becomes  incapable of performing its duties under this
Indenture.

                                       54

         If the  Trustee  resigns or is  removed  or if a vacancy  exists in the office of Trustee for any reason, the Company shall promptly appoint a successor
Trustee.  The resignation or removal of a Trustee shall not be effective until a successor Trustee shall have delivered the written acceptance of its appointment as described below.

         If a successor  Trustee  does not take office  within 45 days after the retiring Trustee resigns or is removed, the retiring Trustee, the Company or the
Holders  of 10% in  principal  amount of the  Securities  then  outstanding  may petition any court of competent  jurisdiction for the appointment of a successor
Trustee at the expense of the Company.

         If the  Trustee  fails to comply  with  Section  9.10,  any  Holder may petition any court of competent  jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

         A  successor  Trustee  shall  deliver  a  written   acceptance  of  its
appointment to the retiring Trustee and to the Company.  Immediately after that, the retiring  Trustee  shall  transfer all property held by it as Trustee to the successor  Trustee  and be  released  from  its  obligations  (exclusive  of any liabilities that the retiring Trustee may have incurred while acting as Trustee)
hereunder,  the  resignation  or removal of the  retiring  Trustee  shall become effective,  and the  successor  Trustee  shall have all the  rights,  powers and duties of the  Trustee  under this  Indenture.  A successor  Trustee  shall mail notice of its succession to each Holder.

         A retiring Trustee shall not be liable for the acts or omissions of any successor Trustee after its succession.

         Notwithstanding  replacement  of the Trustee  pursuant to this  Section
9.8, the Company's  obligations under Section 9.7 shall continue for the benefit of the retiring Trustee.

Section 9.9  Successor Trustee By Merger, Etc

         If the Trustee consolidates with, merges or converts into, or transfers
all  or  substantially   all  of  its  corporate  trust  assets  (including  the
administration  of this  Indenture)  to,  another  corporation,  the  resulting, surviving  or  transferee  corporation,  without any further  act,  shall be the successor  Trustee,  provided such transferee  corporation  shall qualify and be eligible under Section 9.10.  Such successor  Trustee shall promptly mail notice of its succession to the Company and each Holder.

Section 9.10  Eligibility; Disqualification

         The Trustee shall always satisfy the  requirements  of paragraphs  (1),
(2) and (5) of TIA Section 310(a).  The Trustee (or its parent holding  company)
shall have a combined  capital  and surplus of at least  $50,000,000.  If at any time the Trustee shall cease to satisfy any such  requirements,  it shall resign immediately in the manner and with the effect  specified in this Article IX. The
Trustee shall be subject to the provisions of TIA Section 310(b). Nothing herein shall prevent the Trustee from filing with the SEC the  application  referred to in the penultimate paragraph of TIA Section 310(b).

                                       55

Section 9.11  Preferential Collection of Claims Against Company

         The  Trustee  shall  comply  with TIA  Section  311(a),  excluding  any creditor  relationship  listed in TIA Section 311(b). A Trustee who has resigned or been removed shall be subject to TIA Section  311(a) to the extent  indicated
therein.

                                   ARTICLE X
                     SATISFACTION AND DISCHARGE OF INDENTURE

Section 10.1  Satisfaction and Discharge of Indenture

         This  Indenture  shall cease to be of further  effect (except as to any surviving  rights  of  conversion,  registration  of  transfer  or  exchange  of
Securities herein expressly  provided for and except as further provided below), and the Trustee,  on demand of and at the expense of the Company,  shall execute proper instruments  acknowledging  satisfaction and discharge of this Indenture, when

                  (1) either

                           (i)  all  Securities  theretofore  authenticated  and
                  delivered   (other  than  (i)   Securities   which  have  been
                  destroyed, lost or stolen and which have been replaced or paid as  provided  in  Section  2.7 and (ii)  Securities  for whose payment  money has  theretofore  been  deposited  in trust and thereafter  repaid to the Company as provided in Section 10.3)
                  have been delivered to the Trustee for cancellation; or

                           (ii) all such Securities not theretofore delivered to
                  the Trustee for cancellation

                                    (a) have become due and payable, or

                                    (b) will become due and payable at the Final
                           Maturity Date within one year, or

                                    (c) are to be called for  redemption  within
                           one  year  under  arrangements  satisfactory  to  the
                           Trustee for the giving of notice of redemption by the
                           Trustee  in the  name,  and at  the  expense,  of the
                           Company,

                  and the Company,  in the case of clause (a), (b) or (c) above,
                  has   irrevocably   deposited  or  caused  to  be  irrevocably
                  deposited  with the Trustee or a Paying  Agent (other than the
                  Company or any of its  Affiliates) as trust funds in trust for the purpose cash in an amount  sufficient to pay and discharge the entire  indebtedness  on such  Securities not  theretofore delivered to the Trustee for  cancellation,  for principal and interest  to  the  date  of  such  deposit  (in  the  case  of
                  Securities  which have become due and payable) or to the Final
                  Maturity Date or Redemption Date, as the case may be;

                                       56

                  (2) the  Company  has paid or caused to be paid all other sums payable hereunder by the Company; and

                  (3) the Company  has  delivered  to the  Trustee an  Officers'
         Certificate and an Opinion of Counsel, each stating that all conditions
         precedent   herein  provided  for  relating  to  the  satisfaction  and discharge of this Indenture have been complied with.

         Notwithstanding  the satisfaction and discharge of this Indenture,  the obligations  of the Company to the Trustee  under Section 9.7 shall survive and, if money shall have been deposited  with the Trustee  pursuant to clause (1)(ii)
of this Section,  the  provisions  of Sections  2.3,  2.4, 2.5, 2.6, 2.7,  2.12,
Article  IV,  Article V, the last  paragraph  of Section  6.2,  this  Article X,
Article XII and Section 13.5,  shall survive until the Securities have been paid in full.

Section 10.2  Application of Trust Money

         Subject to the  provisions  of Section  10.3,  the  Trustee or a Paying
Agent shall hold in trust,  for the benefit of the Holders,  all money deposited with it  pursuant  to  Section  10.1 and  shall  apply  the  deposited  money in accordance  with  this  Indenture  and  the  Securities  to the  payment  of the principal of and interest on the Securities.

Section 10.3  Repayment To Company

         The  Trustee and each Paying  Agent shall  promptly  pay to the Company upon request any excess money (i)  deposited  with them pursuant to Section 10.1 and (ii) held by them at any time.

         The Trustee and each Paying Agent shall pay to the Company upon request any money held by them for the payment of  principal  or interest  that  remains unclaimed  for two  years  after a right to such  money has  matured;  provided, however,  that the Trustee or such Paying Agent,  before being  required to make any such  payment,  may at the expense of the Company cause to be mailed to each
Holder entitled to such money notice that such money remains  unclaimed and that after a date specified therein, which shall be at least 30 days from the date of such mailing,  any unclaimed balance of such money then remaining will be repaid to the Company.  After  payment to the Company,  Holders  entitled to money must look to the Company for payment as general creditors.

section 10.4  Reinstatement

         If the  Trustee  or any  Paying  Agent is  unable to apply any money in accordance  with Section 10.2 by reason of any legal  proceeding or by reason of any  order  or  judgment  of any  court  or  governmental  authority  enjoining, restraining  or  otherwise  prohibiting  such  application,  then the  Company's obligations  under  this  Indenture  and the  Securities  shall be  revived  and reinstated as though no deposit had occurred pursuant to Section 10.1 until such time as the Trustee or such Paying Agent is permitted to apply all such money in accordance with Section 10.2;  provided,  however,  that if the Company has made any payment of the  principal  of or interest on any  Securities  because of the reinstatement of its obligations,  the Company shall be subrogated to the rights of the Holders of such  Securities  to receive any such  payment  from the money held by the Trustee or such Paying Agent.

                                       57

                                   ARTICLE XI
                       AMENDMENTS, SUPPLEMENTS AND WAIVERS

Section 11.1  Without Consent of Holders

         The Company and the Trustee may amend or supplement  this  Indenture or the Securities without notice to or consent of any Securityholder:

         (a) to comply with Sections 4.11 and 7.1;

         (b) to cure any ambiguity, defect or inconsistency;

         (c) to make any other change that does not adversely  effect the rights of any Securityholder;

         (d) to comply with the provisions of the TIA; or

         (e) to appoint a successor Trustee.

Section 11.2  With Consent of Holders

         The Company and the Trustee may amend or supplement  this  Indenture or the Securities with the written consent of the Holders of at least a majority in aggregate principal amount of the Securities then outstanding. The Holders of at
least  a  majority  in  aggregate   principal  amount  of  the  Securities  then
outstanding  may waive  compliance in a particular  instance by the Company with any  provision  of  this  Indenture  or the  Securities  without  notice  to any
Securityholder.  However,  notwithstanding  the foregoing but subject to Section
11.4, without the written consent of each Securityholder affected, an amendment, supplement or waiver, including a waiver pursuant to Section 8.4, may not:

         (a) change the  Maturity of the  principal  of, or interest  (including
Contingent Interest) on, any Security;

         (b)  reduce  the  principal  amount  of,  or any  premium  or  interest
(including Contingent Interest) on, any Security;

         (c) reduce the amount of  principal  payable upon  acceleration  of the maturity of any Security;

         (d) change the place or  currency  of payment of  principal  of, or any premium or interest on, any Security;

         (e)  impair  the right to  institute  suit for the  enforcement  of any payment on, or with respect to, any Security;

         (f) adversely  affect the right of Holders to convert  Securities other than as provided in or under Article IV of this Indenture;

                                       58

         (g) reduce the  percentage  of the  aggregate  principal  amount of the outstanding Securities whose Holders must consent to a supplement or amendment;

         (h) reduce the  percentage  of the  aggregate  principal  amount of the outstanding  Securities  necessary  for the waiver of  compliance  with  certain provisions  of this  Indenture  or the  waiver of  certain  defaults  under this
Indenture; and

         (i) modify any of the provisions of this Section or Section 8.4, except to increase any such  percentage  or to provide that certain  provisions of this
Indenture cannot be modified or waived without the consent of the Holder of each outstanding Security affected thereby.

         It shall not be  necessary  for the consent of the  Holders  under this
Section  11.2  to  approve  the  particular  form  of  any  proposed  amendment, supplement or waiver,  but it shall be  sufficient if such consent  approves the substance thereof.

         After an  amendment,  supplement  or waiver  under  this  Section  11.2 becomes  effective,  the Company  shall mail to the Holders  affected  thereby a notice briefly  describing the amendment,  supplement or waiver.  Any failure of the Company to mail such notice, or any defect therein,  shall not, however,  in any way impair or affect  the  validity  of any such  amendment,  supplement  or waiver.

Section 11.3  Compliance With Trust Indenture Act

         Every  amendment to or supplement of this  Indenture or the  Securities shall  comply  with  the TIA as in  effect  at the  date of  such  amendment  or supplement.

Section 11.4  Revocation and Effect of Consents

         Until an amendment,  supplement or waiver becomes effective,  a consent to it by a Holder is a  continuing  consent by the  Holder and every  subsequent
Holder of a Security or portion of a Security  that  evidences  the same debt as the consenting Holder's Security, even if notation of the consent is not made on any  Security.  However,  any such  Holder or  subsequent  Holder may revoke the consent as to its Security or portion of a Security if the Trustee  receives the notice of revocation  in writing  before the date the  amendment,  supplement or waiver becomes effective.

         After an amendment,  supplement or waiver becomes  effective,  it shall bind every Securityholder,  unless it makes a change described in any of clauses
(a) through  (i) of Section  11.2.  In that case the  amendment,  supplement  or waiver  shall bind each Holder of a Security  who has  consented to it and every subsequent Holder of a Security or portion of a Security that evidences the same debt as the consenting Holder's Security.

Section 11.5  Notation on or Exchange of Securities

         If an amendment,  supplement or waiver changes the terms of a Security, the Trustee may require the Holder of the Security to deliver it to the Trustee.
The Trustee may place an appropriate  notation on the Security about the changed terms and return it to the Holder. Alternatively,  if the Company or the Trustee
so  determines,  the Company in exchange  for the  Security  shall issue and the
Trustee shall authenticate a new Security that reflects the changed terms.

                                       59

Section 11.6  Trustee To Sign Amendments, Etc

         The  Trustee  shall  sign  any  amendment  or  supplemental   indenture
authorized  pursuant  to  this  Article  XI if  the  amendment  or  supplemental
indenture  does  not  adversely  affect  the  rights,  duties,   liabilities  or
immunities of the Trustee.  If it does, the Trustee may, in its sole discretion, but  need  not sign it.  In  signing  or  refusing  to sign  such  amendment  or supplemental indenture, the Trustee shall be entitled to receive and, subject to
Section 9.1,  shall be fully  protected in relying  upon,  an Opinion of Counsel stating that such amendment or supplemental indenture is authorized or permitted by this  Indenture.  The  Company  may not  sign an  amendment  or  supplemental indenture until the Board of Directors approves it.

                                  ARTICLE XII
          REPURCHASE AT THE OPTION OF HOLDERS UPON A CHANGE OF CONTROL

Section 12.1  Change in Control Put

         (a) In the event  that a Change in Control  shall  occur,  each  Holder shall have the right (a "Change in Control Repurchase  Right"),  at the Holder's
option,  but subject to the provisions of Section 12.1(a) hereof, to require the
Company to  repurchase,  and upon the  exercise of such right the Company  shall
repurchase,   all  of  such  Holder's  Securities  not  theretofore  called  for redemption,  or any portion of the  principal  amount  thereof  that is equal to
$1,000 or an integral  multiple  thereof as directed by such Holder  pursuant to
Section 12.3  (provided  that no single  Securities  may be  repurchased in part unless the portion of the principal  amount of such Securities to be outstanding after such repurchase is equal to $1,000 or an integral  multiple  thereof),  on the date (the  "Change in Control  Repurchase  Date") that is a Business  Day no earlier than 30 days nor later than 60 days after the date of the Company Notice at a  purchase  price  in cash  equal  to 100% of the  principal  amount  of the
Securities to be repurchased (the "Change in Control  Repurchase  Price"),  plus accrued and unpaid interest (including  Contingent  Interest) to, but excluding, the Change in Control Repurchase Date; provided,  however,  that installments of interest (including  Contingent  Interest) on Securities whose Maturity is prior to or on the Change in Control  Repurchase  Date shall be payable to the Holders of such Securities, registered as such on the relevant regular record date.

         A "Change in Control"  shall be deemed to have occurred if, as a result of any transaction or series of transactions,  any of the following occurs after the date hereof:

                  (1) any "person" or "group" (as such terms are defined  below)
         is or becomes the "beneficial  owner" (as defined  below),  directly or indirectly,  of shares of Voting Stock of the Company  representing 50%
         or more of the total voting power of all outstanding  classes of Voting
         Stock of the Company or has the power, directly or indirectly, to elect a majority of the members of the Board of Directors of the Company; or

                  (2) the  Company  consolidates  with,  or merges with or into, another  Person or the  Company  sells,  assigns,  conveys,  transfers, leases or otherwise  disposes of all or substantially all of the assets

                                       60

         of the  Company,  or any Person  consolidates  with,  or merges with or into,  the  Company,  in  any  such  event  other  than  pursuant  to a transaction in which the Persons that "beneficially  owned" (as defined below),  directly or indirectly,  shares of Voting Stock of the Company immediately  prior to such transaction  "beneficially  own" (as defined below),  directly or indirectly,  shares of Voting Stock of the Company representing  at least a  majority  of the  total  voting  power of all outstanding  classes of Voting  Stock of the  surviving  or  transferee
         Person; or

                  (3) there shall occur the  liquidation  or  dissolution of the
         Company.

         For the purpose of the definition of "Change in Control",  (i) "person"
and "group" have the meanings  given such terms under Section 13(d) and 14(d) of the Exchange Act or any successor provision to either of the foregoing,  and the term "group" includes any group acting for the purpose of acquiring,  holding or disposing  of  securities  within  the  meaning  of Rule  13d-5(b)(1)  under the
Exchange Act (or any successor  provision  thereto),  (ii) a "beneficial  owner"
shall be determined in accordance  with Rule 13d-3 under the Exchange Act, as in effect on the date of this Indenture, except that the number of shares of Voting
Stock of the Company shall be deemed to include,  in addition to all outstanding shares of Voting Stock of the Company and Unissued  Shares  deemed to be held by the  "person" or "group" (as such terms are defined  above) or other Person with respect to which the Change in Control determination is being made, all Unissued
Shares deemed to be held by all other Persons, and (iii) the terms "beneficially owned"  and  "beneficially  own"  shall  have  meanings  correlative  to that of
"beneficial  owner". The term "Unissued Shares" means shares of Voting Stock not outstanding  that are  subject  to  options,  warrants,  rights to  purchase  or conversion privileges exercisable within 60 days of the date of determination of a Change in Control.

         Notwithstanding  anything  to the  contrary  set forth in this  Section
12.1,  a Change in Control  will not be deemed to have  occurred  if the closing price  (determined in accordance  with Section 4.6(d) of this  Indenture) of the
Common Stock for any five Trading Days within:

                           (i) the period of the ten  Trading  Days  immediately
                  after  the  later  of the  Change  in  Control  or the  public announcement of the Change in Control, in the case of a Change in Control  resulting  solely  from a Change in Control  under
                  Section 12.1(a)(1); or

                           (ii) the period of the ten Trading  Days  immediately
                  preceding  the Change in  Control,  in the case of a Change in
                  Control  resulting  from a Change  in  Control  under  Section
                  12.1(a)(2) or (3),

is at least equal to 105% of the Conversion Price in effect on such Trading Day.

         (b)  Within  10  Business  Days  after  the  occurrence  of a Change in
Control, the Company shall mail a written notice of the Change in Control to the
Trustee (and the Paying Agent if the Trustee is not then acting as Paying Agent)
and to each Holder (and to beneficial owners as required by applicable law). The notice  shall  include the form of a Change in Control  Repurchase  Notice to be completed by the Holder and shall state:

                                       61

                  (1) the date of such  Change  in  Control  and,  briefly,  the events causing such Change in Control;

                  (2) the date by which the Change in Control  Repurchase Notice pursuant to this Section 12.1 must be given;

                  (3) the Change in Control Repurchase Date;

                  (4) the Change in Control Repurchase Price;

                  (5) briefly, the conversion rights of the Securities;

                  (6) the name and address of each Paying  Agent and  Conversion
         Agent;

                  (7) the Conversion Price and any adjustments thereto;

                  (8) that Securities as to which a Change in Control Repurchase
         Notice has been given may be converted  into Common  Stock  pursuant to
         Article  IV of this  Indenture  only to the  extent  that the Change in
         Control  Repurchase  Notice has been  withdrawn in accordance  with the terms of this Indenture;

                  (9) the  procedures  that the Holder  must  follow to exercise rights under this Section 12.1;

                  (10)  the  procedures  for  withdrawing  a Change  in  Control
         Repurchase Notice, including a form of notice of withdrawal; and

                  (11) that the Holder must satisfy the  requirements  set forth in the Securities in order to convert the Securities.

         If any of the Securities is in the form of a Global Security,  then the
Company  shall  modify  such notice to the extent  necessary  to accord with the procedures of the Depositary applicable to the repurchase of Global Securities.

         A Holder may exercise its rights  specified in  subsection  (a) of this
Section 12.1 upon delivery of a written notice (which shall be in  substantially the form  included  in  Exhibit A hereto and which may be  delivered  by letter, overnight courier, hand delivery, facsimile transmission or in any other written form and, in the case of Global Securities,  may be delivered  electronically or by other means in accordance with the Depositary's  customary procedures) of the exercise of such rights (a "Change in Control Repurchase  Notice") to any Paying
Agent  at any time  prior to the  close of  business  on the  Business  Day next preceding the Change in Control Repurchase Date.

         The delivery of such  Security to any Paying Agent  (together  with all necessary  endorsements) at the office of such Paying Agent shall be a condition to the receipt by the Holder of the Change in Control Repurchase Price therefor.

                                       62

         The Company shall  purchase from the Holder  thereof,  pursuant to this
Section 12.1, a portion of a Security if the principal amount of such portion is
$1,000 or an integral multiple of $1,000. Provisions of the Indenture that apply to the purchase of all of a Security pursuant to Sections 12.1 through 12.6 also apply to the purchase of such portion of such Security.

         Notwithstanding  anything herein to the contrary, any Holder delivering to a Paying Agent the Change in Control  Repurchase Notice  contemplated by this subsection  (c)  shall  have the  right  to  withdraw  such  Change  in  Control
Repurchase Notice in whole or in a portion thereof that is a principal amount of
$1,000 or in an  integral  multiple  thereof  at any time  prior to the close of business on the Business  Day next  preceding  the Change in Control  Repurchase
Date by  delivery  of a written  notice of  withdrawal  to the  Paying  Agent in accordance with Section 12.2.

         A Paying Agent shall  promptly  notify the Company of the receipt by it of any Change in Control Repurchase Notice or written withdrawal thereof.

         Anything herein to the contrary notwithstanding,  in the case of Global
Securities,  any  Change  in  Control  Repurchase  Notice  may be  delivered  or withdrawn and such  Securities  may be  surrendered or delivered for purchase in accordance with the Applicable Procedures as in effect from time to time.

Section 12.2  Effect of Change in Control Repurchase Notice

         Upon  receipt by any Paying  Agent of the Change in Control  Repurchase
Notice  specified in Section  12.1(c),  the Holder of the Security in respect of which such  Change in Control  Repurchase  Notice was given shall  (unless  such
Change in Control  Repurchase Notice is withdrawn as specified below) thereafter be entitled to receive the Change in Control  Repurchase  Price with  respect to such  Security.  Such Change in Control  Repurchase  Price shall be paid to such
Holder promptly following the later of (a) the Change in Control Repurchase Date with respect to such Security  (provided the conditions in Section  12.1(c) have been  satisfied) and (b) the time of delivery of such Security to a Paying Agent by the Holder thereof in the manner required by Section  12.1(c).  Securities in respect  of which a Change in  Control  Repurchase  Notice has been given by the
Holder  thereof may not be converted into shares of Common Stock on or after the date of the  delivery of such Change in Control  Repurchase  Notice  unless such
Change in Control Repurchase Notice has first been validly withdrawn.

         A Change in Control  Repurchase  Notice may be  withdrawn by means of a written  notice  (which may be  delivered  by letter,  overnight  courier,  hand delivery,  facsimile  transmission or in any other written form and, in the case of Global  Securities,  may be  delivered  electronically  or by other  means in accordance with the Depositary's  customary  procedures) of withdrawal delivered by the Holder to a Paying  Agent at any time prior to the close of  business  on the Business Day immediately  preceding the Change in Control  Repurchase  Date, specifying the principal  amount of the Security or portion  thereof (which must be a  principal  amount of $1,000 or an  integral  multiple  of $1,000 in excess thereof) with respect to which such notice of withdrawal is being submitted.

                                       63

Section 12.3  Deposit of Change in Control Repurchase Price

         On or before 11:00 a.m.,  New York City time,  on the Change in Control
Repurchase  Date,  the Company  shall  deposit with the Trustee or with a Paying
Agent (other than the Company or an Affiliate of the Company) an amount of money
(in immediately available funds if deposited on such Business Day) sufficient to pay the aggregate  Change in Control  Repurchase  Price of all the Securities or
portions  thereof  that  are  to be  purchased  as of  such  Change  in  Control
Repurchase  Date. The manner in which the deposit  required by this Section 12.3 is made by the Company shall be at the option of the Company, provided that such deposit  shall be made in a manner such that the Trustee or a Paying Agent shall have immediately available funds on the Change in Control Repurchase Date.

         If a Paying Agent holds,  in accordance  with the terms  hereof,  money sufficient  to pay the Change in Control  Repurchase  Price of any  Security for
which a Change in Control  Repurchase Notice has been tendered and not withdrawn in accordance  with this  Indenture  then,  on the Change in Control  Repurchase
Date, such Security will cease to be outstanding and the rights of the Holder in respect thereof shall  terminate  (other than the right to receive the Change in
Control Repurchase Price as aforesaid).  The Company shall publicly announce the principal  amount of Securities  purchased as a result of such Change in Control on or as soon as practicable after the Change in Control Repurchase Date.

Section 12.4  Securities Purchased in Part

         Any Security that is to be purchased  only in part shall be surrendered at the  office  of a Paying  Agent and  promptly  after  the  Change in  Control
Repurchase Date the Company shall execute and the Trustee shall authenticate and deliver to the Holder of such Security,  without service charge,  a new Security or  Securities,  of such  authorized  denomination  or  denominations  as may be requested  by such  Holder,  in  aggregate  principal  amount  equal to,  and in exchange for, the portion of the principal amount of the Security so surrendered that is not purchased.

Section 12.5  Compliance with Securities Laws Upon Purchase of Securities

         In  connection  with any offer to purchase  or  purchase of  Securities under Section 12.1,  the Company shall (a) comply with Rule 13e-4 and Rule 14e-1
(or any successor to either such Rule),  if applicable,  under the Exchange Act,
(b) file the related Schedule TO (or any successor or similar schedule,  form or report) if required  under the Exchange Act, and (c)  otherwise  comply with all federal and state  securities  laws in connection with such offer to purchase or purchase  of  Securities,  all so as to permit  the  rights of the  Holders  and obligations  of the Company under  Sections 12.1 through 12.6 to be exercised in the time and in the manner specified therein.

Section 12.6  Repayment to the Company

         To the  extent  that the  aggregate  amount  of cash  deposited  by the
Company  pursuant  to  Section  12.3  exceeds  the  aggregate  Change in Control
Repurchase Price together with interest (including Contingent Interest), if any, thereon of the  Securities or portions  thereof that the Company is obligated to purchase,  then promptly after the Change in Control Repurchase Date the Trustee or a Paying Agent,  as the case may be, shall return any such excess cash to the
Company.

                                       64

                                  ARTICLE XIII
                                  MISCELLANEOUS

Section 13.1  Trust Indenture Act Controls

         If any provision of this Indenture limits,  qualifies or conflicts with the duties imposed by any of Sections 310 to 317, inclusive,  of the TIA through operation of Section 318(c) thereof, such imposed duties shall control.

Section 13.2  Notices

         Any  notice,  request or  communication  shall be given in writing  and delivered in person or mailed by first-class mail, postage prepaid, addressed as follows:

         If to the Company:

                           St. Mary Land & Exploration Company
                           1776 Lincoln Street, Suite 1100
                           Denver, Colorado  80203
                           Attention:  Richard Norris
                           Telephone:  (303) 863-4334
                           Facsimile:  (303) 861-0934

         If to the Trustee:

                           Wells Fargo Bank West, N.A.
                           1740 Broadway, MAC: C7301-024
                           Denver, Colorado 80274
                           Attention:  Gretchen L. Middents
                           Telephone:  (303) 863-6450
                           Facsimile:  (303) 863-5645

         Such notices or communications shall be effective when received.

         The  Company  or the  Trustee  by notice  to the  other  may  designate additional or different addresses for subsequent notices or communications.

         Any notice or communication  mailed to a Securityholder shall be mailed by  first-class  mail to it at its  address  shown on the  Register  kept by the
Primary Registrar.

         Failure to mail a notice or communication  to a  Securityholder  or any
defect  in  it  shall  not  affect  its   sufficiency   with  respect  to  other
Securityholders.  If a notice or communication to a Securityholder  is mailed in the manner  provided  above,  it is duly  given,  whether  or not the  addressee receives it.

                                       65

Section 13.3  Communications By Holders With Other Holders

         Securityholders  may  communicate  pursuant to TIA Section  312(b) with other  Securityholders  with respect to their rights under this Indenture or the
Securities.  The Company,  the Trustee, the Registrar and any other person shall have the protection of TIA Section 312(c).

Section 13.4  Certificate and Opinion as to Conditions Precedent

         (a) Upon any  request or  application  by the Company to the Trustee to take any action under this  Indenture,  the Company shall furnish to the Trustee at the request of the Trustee:

                  (1) an Officers'  Certificate  stating that, in the opinion of
         the  signers,   all  conditions  precedent  (including  any  covenants,
         compliance  with which  constitutes  a  condition  precedent),  if any, provided for in this  Indenture  relating to the  proposed  action have been complied with; and

                  (2) an Opinion of Counsel stating that, in the opinion of such counsel,  all  such  conditions  precedent  (including  any  covenants, compliance  with which  constitutes  a condition  precedent)  have been complied with.

         (b) Each Officers'  Certificate  and Opinion of Counsel with respect to compliance  with a condition or covenant  provided for in this  Indenture  shall include:

                  (1) a statement  that the person  making such  certificate  or opinion has read such covenant or condition;

                  (2) a  brief  statement  as to the  nature  and  scope  of the examination  or  investigation  upon which the  statements  or opinions contained in such certificate or opinion are based;

                  (3) a statement that, in the opinion of such person, he or she has made such  examination or  investigation  as is necessary to enable him or her to  express  an  informed  opinion as to whether or not such covenant or condition has been complied with; and

                  (4) a  statement  as to whether or not, in the opinion of such person,  such condition or covenant has been complied  with;  provided, however, that with respect to matters of fact an Opinion of Counsel may rely on an Officers' Certificate or certificates of public officials.

Section 13.5  Record Date for Vote or Consent of Securityholders

         The  Company  (or,  in the event  deposits  have been made  pursuant to
Section 10.1, the Trustee) may set a record date for purposes of determining the identity of Holders entitled to vote or consent to any action by vote or consent authorized  or permitted  under this  Indenture,  which record date shall not be more than thirty (30) days prior to the date of the commencement of solicitation of such action. Notwithstanding the provisions of Section 11.4, if a record date is fixed,  those persons who were Holders of Securities at the close of business on such record date (or their duly designated proxies),  and only those persons, shall be  entitled  to take such action by vote or consent or to revoke any vote or consent previously given,  whether or not such persons continue to be Holders after such record date.

                                       66

Section 13.6  Rules By Trustee, Paying Agent, Registrar and Conversion Agent

         The Trustee may make reasonable rules (not  inconsistent with the terms of this  Indenture)  for action by or at a meeting of  Holders.  Any  Registrar,
Paying Agent or Conversion Agent may make reasonable rules for its functions.

Section 13.7  Legal Holidays

         A "Legal  Holiday"  is a  Saturday,  Sunday or a day on which  state or federally chartered banking  institutions in New York, New York and the state in which the  Corporate  Trust Office is located are not required to be open.  If a payment date is a Legal  Holiday,  payment shall be made on the next  succeeding day  that  is not a  Legal  Holiday,  and  no  interest  shall  accrue  for  the intervening period. If a Regular Record Date is a Legal Holiday, the Record Date
shall not be affected.

Section 13.8  Governing Law

         This Indenture and the  Securities  shall be governed by, and construed in  accordance  with,  the laws of the  State of New  York,  without  regard  to principles of conflicts of laws.

Section 13.9  No Adverse Interpretation of Other Agreements

         This Indenture may not be used to interpret another indenture,  loan or debt  agreement  of the  Company  or a  Subsidiary  of  the  Company.  Any  such indenture, loan or debt agreement may not be used to interpret this Indenture.

Section 13.10  No Recourse Against Others

         All  liability  described  in  paragraph  18 of the  Securities  of any director,  officer,  employee or shareholder,  as such, of the Company is waived and released.

Section 13.11 Successors

         All  agreements  of the Company in this  Indenture  and the  Securities shall bind its successor.  All agreements of the Trustee in this Indenture shall bind its successor.

Section 13.12  Multiple Counterparts

         The parties may sign  multiple  counterparts  of this  Indenture.  Each signed  counterpart  shall  be  deemed  an  original,  but all of them  together represent the same agreement.

Section 13.13  Separability

         In case any provisions in this Indenture or in the Securities  shall be invalid, illegal or unenforceable,  the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

                                       67

Section 13.14  Table of Contents, Headings, Etc.

         The  table of  contents,  cross-reference  sheet  and  headings  of the
Articles and Sections of this  Indenture  have been inserted for  convenience of reference  only,  are not to be  considered a part  hereof,  and shall in no way modify or restrict any of the terms or provisions hereof.

                                       68

         IN WITNESS WHEREOF, the parties hereto have hereunto set their hands as of the date and year first above written.

                                ST. MARY LAND & EXPLORATION COMPANY

                                By:     /s/ RICHARD C. NORRIS
                                       -----------------------------------------
                                       Name: Richard C. Norris
                                       Title:Vice President - Finance

                                WELLS FARGO BANK WEST, N.A., as Trustee

                                By:     /s/ GRETCHEN L. MIDDENTS
                                       -----------------------------------------
                                       Name: Gretchen L. Middents
                                       Title:Vice President

                                       69

                                   EXHIBIT A
                           [FORM OF FACE OF SECURITY]

         [UNLESS THIS  CERTIFICATE IS PRESENTED BY AN AUTHORIZED  REPRESENTATIVE
OF THE DEPOSITORY  TRUST COMPANY TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF
TRANSFER,  EXCHANGE OR PAYMENT,  AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE
NAME OF CEDE &  CO. OR IN SUCH OTHER NAME AS IS REQUESTED  BY AN  AUTHORIZED
REPRESENTATIVE  OF THE DEPOSITORY  TRUST COMPANY (AND ANY PAYMENT HEREON IS MADE
TO CEDE  &  CO. OR TO SUCH OTHER  ENTITY AS IS  REQUESTED  BY AN  AUTHORIZED
REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY),  ANY TRANSFER,  PLEDGE OR OTHER
USE HEREOF FOR VALUE OR  OTHERWISE  BY OR TO ANY  PERSON IS  WRONGFUL  SINCE THE
REGISTERED OWNER HEREOF,  CEDE & CO., HAS AN INTEREST HEREIN.  THIS SECURITY
IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO
AND IS  REGISTERED  IN THE  NAME OF A  DEPOSITARY  OR A  NOMINEE  THEREOF.  THIS
SECURITY IS EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER
THAN THE DEPOSITARY OR ITS NOMINEE ONLY IN THE LIMITED  CIRCUMSTANCES  DESCRIBED
IN THE INDENTURE  AND,  UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR
SECURITIES IN DEFINITIVE FORM, THIS SECURITY MAY NOT BE TRANSFERRED  EXCEPT AS A
WHOLE BY THE  DEPOSITARY  TO A NOMINEE OF THE  DEPOSITARY OR BY A NOMINEE OF THE
DEPOSITARY  TO THE  DEPOSITARY  OR ANOTHER  NOMINEE OF THE  DEPOSITARY OR BY THE
DEPOSITARY  OR ANY SUCH NOMINEE TO A SUCCESSOR  DEPOSITARY  OR A NOMINEE OF SUCH
SUCCESSOR DEPOSITARY.]1

         [THIS  SECURITY  (OR  ITS  PREDECESSOR)  WAS  ORIGINALLY  ISSUED  IN  A
TRANSACTION  EXEMPT FROM REGISTRATION  UNDER THE UNITED STATES SECURITIES ACT OF
1933 (THE  "SECURITIES  ACT"),  AND THIS SECURITY AND THE SHARES OF COMMON STOCK
ISSUABLE  UPON  CONVERSION  THEREOF  MAY  NOT  BE  OFFERED,  SOLD  OR  OTHERWISE
TRANSFERRED  IN THE  ABSENCE OF SUCH  REGISTRATION  OR AN  APPLICABLE  EXEMPTION
THEREFROM. EACH PURCHASER OF THIS SECURITY IS HEREBY NOTIFIED THAT THE SELLER OF
THIS SECURITY MAY BE RELYING ON THE EXEMPTION  FROM THE  PROVISIONS OF SECTION 5
OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER.

         THE HOLDER OF THIS SECURITY  AGREES FOR THE BENEFIT OF THE COMPANY THAT
(A) THIS  SECURITY  AND THE  SHARES OF COMMON  STOCK  ISSUABLE  UPON  CONVERSION
THEREOF MAY BE OFFERED,  RESOLD, PLEDGED OR OTHERWISE  TRANSFERRED,  ONLY (I) IN
THE UNITED STATES TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED
INSTITUTIONAL  BUYER (AS  DEFINED  IN RULE 144A UNDER THE  SECURITIES  ACT) IN A
TRANSACTION  MEETING  THE  REQUIREMENTS  OF RULE 144A,  (II)  OUTSIDE THE UNITED
STATES  IN AN  OFFSHORE  TRANSACTION  IN  ACCORDANCE  WITH  RULE 904  UNDER  THE
SECURITIES  ACT,  (III)  PURSUANT TO AN EXEMPTION  FROM  REGISTRATION  UNDER THE

-----------------------------------------------------------
1 This paragraph should be included only if the Security is a Global Security.

                                      A-1

SECURITIES ACT PROVIDED BY RULE 144 (IF AVAILABLE), (IV) IN THE UNITED STATES TO
AN INSTITUTIONAL  "ACCREDITED INVESTOR" (AS DEFINED IN RULE 501(A)(1),  (2), (3)
OR (7) OF REGULATION D UNDER THE SECURITIES  ACT) THAT,  PRIOR TO SUCH TRANSFER,
FURNISHES THE TRUSTEE A SIGNED LETTER  CONTAINING  CERTAIN  REPRESENTATIONS  AND
AGREEMENTS RELATING TO THE REGISTRATION OF TRANSFER OF SUCH NOTES AND AN OPINION
OF COUNSEL  ACCEPTABLE TO THE COMPANY THAT SUCH  TRANSFER IS IN COMPLIANCE  WITH
THE SECURITIES ACT, OR (V) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER
THE  SECURITIES  ACT, IN EACH OF CASES (I) THROUGH  (V) IN  ACCORDANCE  WITH ANY
APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES, AND (B) THE HOLDER
WILL,  AND EACH  SUBSEQUENT  HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER OF THIS
SECURITY FROM IT OF THE RESALE RESTRICTIONS REFERRED TO IN (A) ABOVE.]

         [THE  HOLDER  OF  THIS  SECURITY  IS  ENTITLED  TO  THE  BENEFITS  OF A
REGISTRATION RIGHTS AGREEMENT (AS SUCH TERM IS DEFINED IN THE INDENTURE REFERRED
TO ON THE REVERSE HEREOF) AND, BY ITS ACCEPTANCE  HEREOF,  AGREES TO BE BOUND BY
AND TO COMPLY WITH THE PROVISIONS OF SUCH REGISTRATION RIGHTS AGREEMENT.]2

-----------------------------------------------------------
2 These paragraphs to be  included only if the Security is a Transfer Restricted
  Security.

                                      A-2

                       ST. MARY LAND & EXPLORATION COMPANY

CUSIP:  792 228 AA6                                               R-____________

                     5.75% SENIOR CONVERTIBLE NOTES DUE 2021

         St.  Mary Land & Exploration Company, a Delaware  corporation  (the
"Company",  which  term  shall  include  any  successor  corporation  under  the
Indenture   referred   to  on  the   reverse   hereof),   promises   to  pay  to
__________________________,   or  registered  assigns,   the  principal  sum  of
_____________________________  Dollars  ($__________) on March 15, 2022 [or such greater  or lesser  amount as is  indicated  on the  Schedule  of  Exchanges  of
Securities on the other side of this Security].3

         Interest Payment Dates: March 15 and September 15

         Regular Record Dates: March 1 and September 1

         This  Security is  convertible  as  specified on the other side of this
Security. Additional provisions of this Security are set forth on the other side of this Security.

         IN WITNESS  WHEREOF,  the Company has caused this instrument to be duly executed.

                               ST. MARY LAND & EXPLORATION COMPANY

                               By:
                                      ------------------------------------------
                                      Name:
Attest:                               Title:

By:
      -------------------------------------------
      Name:
      Title:

Dated:
       ------------------------------------------

Trustee's Certificate of Authentication:  This is one of the Securities referred to in the within-mentioned Indenture.

WELLS FARGO BANK WEST, N.A., as Trustee

      Authorized Signatory

By:
      -------------------------------------------

-----------------------------------------------------------
3 This phrase should be included only if the Security is Global Security.

                                      A-3

                       [FORM OF REVERSE SIDE OF SECURITY]

                       ST. MARY LAND & EXPLORATION COMPANY
                     5.75% SENIOR CONVERTIBLE NOTES DUE 2022

         1. Interest (Including Contingent Interest)

         St.  Mary Land & Exploration Company, a Delaware  corporation  (the
"Company",  which  term  shall  include  any  successor  corporation  under  the
Indenture  hereinafter  referred to),  promises to pay interest on the principal amount of this Security at the rate of 5.75% per annum. In addition, the Company will pay contingent interest ("Contingent Interest"), subject to the accrual and record date provisions  described above, to the holders of Securities during any six-month  period from March 15 to September  14 and from  September 15 to March
14, as appropriate, commencing with the six-month period beginning September 15,
2002,  if the average  Trading  Price of  Securities  for the five  Trading Days ending on the second  Trading Day  immediately  preceding  the  beginning of the relevant  six-month  period  equals  120%  or more of the  principal  amount  of
Securities.   Contingent  Interest  will  accrue  on  this  Security  under  the conditions specified in the Indenture and in this Note at a rate per annum equal to the greater of (i) cash  dividends,  if any, paid by the Company per share of its common stock, par value $.01 per share, during such period multiplied by the then applicable  Conversion Rate (as defined in the Indenture referred to below)
and divided by $1,000 and (ii) a per annum rate equal to 5.00% of the  Company's estimated  per  annum  borrowing  rate for  senior  non-convertible  fixed  rate
Indebtedness  with a Maturity  comparable to this Security,  but in no event may the rate of Contingent  Interest  exceed a per annum rate of 0.50%.  The Company shall pay  interest  semiannually  on March 15 and  September  15 of each  year, commencing September 15, 2002. The Company shall make all determinations related to the  payment  of  Contingent  Interest  and shall  file with the  Trustee  an
Officers'   Certificate   setting  forth  the  calculations   relevant  to  such
determinations. Interest (including Contingent Interest) on the Securities shall accrue  from the most  recent  date to which  interest  has been  paid or, if no interest has been paid, from March 13, 2002; provided, however, that if there is not an  existing  default  in the  payment  of  interest  (including  Contingent
Interest) and if this Security is  authenticated  between a Regular  Record Date referred to on the face hereof and the next  succeeding  Interest  Payment Date, interest  shall accrue from such  Interest  Payment  Date.  Interest  (including
Contingent  Interest)  will be computed on the basis of a 360-day year of twelve
30-day  months.  Any reference  herein to interest  accrued or payable as of any date shall  include any  Liquidated  Damages  accrued or payable on such date as provided in the Registration Rights Agreement.

         If any Security is surrendered for conversion subsequent to the Regular
Record Date preceding an Interest  Payment Date but on or prior to such Interest
Payment Date (except Security called for redemption on a Redemption Date between such Regular Record Date and Interest Payment Date), the Holder of such Security at the close of  business  on such  Regular  Record  Date shall be  entitled  to receive the interest (including Contingent Interest) payable on such Security on such Interest Payment Date  notwithstanding the conversion thereof. Any Security surrendered  for conversion  during the period from the close of business on any
Regular Record Date next  preceding any Interest  Payment Date to the opening of business on such  Interest  Payment Date shall (except in the case of Securities which have been called for  redemption on a Redemption  Date within such period)

                                      A-4

be  accompanied by payment in New York Clearing House funds or other funds of an amount equal to the interest  (including  Contingent  Interest)  payable on such
Interest Payment Date on the Security being  surrendered for conversion.  Except as provided in this Security or in the  Indenture,  no adjustments in respect of payments of interest  (including for conversion on any dividend or distributions or interest  (including  Contingent  Interest)) on any Security  surrendered for conversion on any dividend or  distributions or interest  (including  Contingent
Interest)  on the Common  Stock  issued upon  conversion  shall be made upon the conversion of any Security.

         All  percentages  resulting from any  calculation  with respect to this
Security will be rounded, if necessary, to the nearest one hundred-thousandth of a percentage point (with five one-millionths of a percentage point being rounded upward) and all dollar  amounts used in or resulting  from any such  calculation with respect to this Security will be rounded to the nearest cent (with one-half cent being rounded upward.)

         2. Method of Payment

         The Company  shall pay  interest  on this  Security  (except  defaulted interest)  to the  person  who is the  Holder of this  Security  at the close of business  on March 1 or  September  1, as the case may be,  next  preceding  the related  Interest  Payment Date.  The Holder must  surrender  this Security to a
Paying Agent to collect payment of principal. The Company will pay principal and interest  in money of the  United  States  that at the time of  payment is legal tender for payment of public and private debts.  The Company may,  however,  pay principal and interest in respect of any Certificated  Security by check or wire payable  in such  money;  provided,  however,  that a Holder  with an  aggregate principal  amount in  excess  of  $2,000,000  will be paid by wire  transfer  in immediately available funds at the election of such Holder. The Company may mail an  interest  check to the  Holder's  registered  address.  Notwithstanding  the foregoing, so long as this Security is registered in the name of a Depositary or its nominee,  all payments  hereon shall be made by wire transfer of immediately available funds to the account of the Depositary or its nominee.

         3. Paying Agent, Registrar And Conversion Agent

         Initially, Wells Fargo Bank West, N.A. (the "Trustee," which term shall include any successor trustee under the Indenture  hereinafter referred to) will act as Paying Agent,  Registrar and Conversion Agent. The Company may change any
Paying Agent,  Registrar or Conversion  Agent without notice to the Holder.  The
Company or any of its Subsidiaries may, subject to certain limitations set forth in the Indenture, act as Paying Agent or Registrar.

         4. Indenture, Limitations

         This  Security is one of a duly  authorized  issue of Securities of the
Company  designated  as  its  5.75%  Senior  Convertible  Notes  due  2022  (the
"Securities"),  issued under an Indenture  dated as of March 13, 2002  (together with any supplemental indentures thereto, the "Indenture"),  between the Company and the  Trustee.  The  terms  of this  Security  include  those  stated  in the
Indenture  and those  required by or made part of the  Indenture by reference to the Trust  Indenture  Act of 1939,  as amended,  as in effect on the date of the

                                      A-5

Indenture.  This  Security is subject to all such terms,  and the Holder of this
Security is referred to the Indenture and said Act for a statement of them.

         The Securities are senior unsecured  obligations of the Company limited to  $75,000,000  aggregate  principal  amount,  subject  to  Section  2.2 of the
Indenture.  The Indenture  does not limit other debt of the Company,  secured or unsecured.

         5. Optional Redemption

         The Securities are subject to redemption, at any time on or after March
20, 2007,  on at least 20 days and no more than 60 days  notice,  in whole or in part, at the election of the Company, at a Redemption Price equal to 100% of the principal amount thereof,  together with accrued interest (including  Contingent
Interest) up to but not  including  the  Redemption  Date;  provided that if the redemption  date is an Interest  Payment  Date,  interest will be payable to the
Holders in whose names the Securities are registered at the close of business on the relevant record dates.

         6. Notice of Redemption

         Notice of  redemption  will be mailed by  first-class  mail at least 20 days but not more than 60 days  before  the  Redemption  Date to each  Holder of
Securities to be redeemed at its registered address. Securities in denominations larger  than  $1,000 may be redeemed  in part,  but only in whole  multiples  of
$1,000. On and after the Redemption Date, subject to the deposit with the Paying
Agent of funds sufficient to pay the Redemption Price plus accrued interest,  if any,  accrued to, but excluding,  the Redemption  Date,  interest shall cease to accrue on Securities or portions of them called for redemption.

         7. Repurchase of Securities by the Company at Option of Holder

         (a) Subject to the terms and  conditions  of the  Indenture  and at the option of the Holder,  on March 20, 2007,  on March 15, 2012 and March 15, 2017,
the Company shall become obligated to purchase all of such Holder's  Securities, or any portion of the  principal  amount  thereof  that is equal to any integral multiple of $1,000,  at a Repurchase Price equal to 100% of the principal amount of the Securities to be repurchased, plus accrued and unpaid interest (including
Contingent Interest) to, but excluding, March 20, 2007, March 15, 2012 and March
15, 2017,  as the case may be. On March 20, 2007,  the  Repurchase  Price may be
paid,  at the option of the  Company,  in cash or by the  issuance  of shares of
Common Stock, or in any combination  thereof,  in accordance with the Indenture.
On March 15, 2012 and March 15, 2017, the Repurchase  Price must be paid in cash only.

         (b) In addition,  subject to the terms and  conditions of the Indenture and at the  option  of the  Holder,  following  the  occurrence  of a Change  in
Control,  the Company  shall become  obligated to purchase all of such  Holder's
Securities,  or any portion of the principal amount thereof that is equal to any integral  multiple of $1,000,  on the date that is 45 days after the date of the
Company  Notice given in connection  with such Change in Control at a repurchase price equal to 100% of the principal amount of the Securities to be repurchased, plus  accrued  and  unpaid  interest  (including  Contingent  Interest)  to, but excluding, the Change in Control Repurchase Date.

                                      A-6

         8. Conversion

         Subject to compliance with the provisions of the Indenture, a Holder of a Security  may convert the  principal  amount of such  Security (or any portion thereof  equal to $1,000 or any integral  multiple of $1,000 in excess  thereof)
into  shares of Common  Stock at the  Conversion  Price in effect at the time of conversion  under certain  circumstances  described in the Indenture;  provided, however,  that if the Security is called for redemption or subject to repurchase upon a specific  date pursuant to Article V of the Indenture or upon a Change in
Control,  the  conversion  right will  terminate at the close of business on the
Business Day immediately  preceding the redemption date or the Change in Control
Repurchase  Date,  as the case may be, for such Security or such earlier date as the Holder presents such Security for redemption or purchase (unless the Company shall default in making the redemption  payment,  Optional  Repurchase  Price or
Change in Control  Repurchase Price, as the case may be, when due, in which case the conversion  right shall  terminate at the close of business on the date such default is cured and such Security is redeemed or purchased).

         The Company will notify  Holders of any event  triggering  the right to convert the Security as specified above in accordance with the Indenture.

         A  Security  in respect of which a Holder  has  delivered  an  Optional
Repurchase Notice or a Change in Control Repurchase Notice exercising the option of such  Holder to  require  the  Company to  repurchase  such  Security  may be converted  only if such notice of exercise is withdrawn in  accordance  with the terms of the Indenture.

         The initial Conversion Price is $26.00 per share, subject to adjustment under certain circumstances.  The number of shares of Common Stock issuable upon conversion of a Security is  determined by dividing the principal  amount of the
Security or portion thereof  converted by the Conversion  Price in effect on the
Conversion Date. No fractional  shares will be issued upon  conversion;  in lieu thereof, an amount will be paid in cash based upon the closing price (as defined in the  Indenture) of the Common Stock on the Trading Day  immediately  prior to the Conversion Date.

         To convert a Security, a Holder must (a) complete and manually sign the conversion notice set forth below and deliver such notice to a Conversion Agent,
(b)  surrender  the  Security to a  Conversion  Agent,  (c) furnish  appropriate endorsements  and transfer  documents if required by a Registrar or a Conversion
Agent,  and (d) pay any  transfer or similar  tax, if  required.  Securities  so surrendered  for  conversion  (in whole or in part)  during the period  from the close of business  on any Regular  Record Date to the opening of business on the next succeeding Interest Payment Date (excluding  Securities or portions thereof called for redemption or subject to repurchase  upon a specific date pursuant to
Article V of the  Indenture  or upon a Change in Control on a  Redemption  Date,
Optional  Repurchase Date or Change in Control  Repurchase Date, as the case may be,  during the period  beginning  at the close of business on a Regular  Record
Date and ending at the opening of business on the first  Business  Day after the next succeeding Interest Payment Date, or if such Interest Payment Date is not a
Business Day, the second such Business Day) shall also be accompanied by payment in funds acceptable to the Company of an amount equal to the interest payable on such Interest  Payment Date on the principal  amount of such Security then being converted,  and  such  interest  shall  be  payable  to such  registered  Holder notwithstanding  the conversion of such  Security,  subject to the provisions of this Indenture relating to the payment of defaulted interest by the Company.  If the Company defaults in the payment of interest (including  Contingent Interest)
payable on such Interest  Payment Date,  the Company shall  promptly  repay such funds to such  Holder.  A Holder may  convert a portion  of a Security  equal to
$1,000 or any integral multiple thereof.

                                      A-7

         9. Conversion Arrangement on Call for Redemption

         Any Securities called for redemption, unless surrendered for conversion before the close of business  on the  Business  Day  immediately  preceding  the
Redemption  Date,  may be  deemed  to be  purchased  from  the  Holders  of such
Securities  at an  amount  not less than the  Redemption  Price,  together  with accrued interest, if any, to, but not including,  the Redemption Date, by one or more  investment  bankers or other  purchasers who may agree with the Company to purchase such Securities from the Holders,  to convert them into Common Stock of the Company and to make payment for such Securities to the Paying Agent in trust for such Holders.

         10. Tax Treatment

         The  Company  agrees,  and  by  acceptance  of a  beneficial  ownership interest in the Securities each  beneficial  holder of Securities will be deemed to have agreed,  for United States  federal income tax purposes (1) to treat the
Securities as  indebtedness  that is subject to Treas.  Reg. Sec.  1.1275-4 (the
"Contingent  Payment  Regulations")  and, for purposes of the Contingent Payment
Regulations,  to treat the fair market value of any stock beneficially  received by a beneficial  holder upon any  conversion  of the  Securities as a contingent payment and (2) to be bound by the Company's  determination  of the  "comparable yield" and "projected  payment  schedule,"  within the meaning of the Contingent
Payment Regulations,  with respect to the Securities. A Holder of Securities may obtain the amount of the original issue discount, issue date, yield to maturity, comparable yield and projected payment by submitting a written request for it to the Company at the following address:  St. Mary Land &  Exploration Company,
176 Lincoln  Street,  Suite  1100,  Denver,  Colorado  80203,  Attention:  Chief
Financial Officer.

         11. Denominations, Transfer, Exchange

         The Securities are in registered form without coupons in  denominations of $1,000 and integral  multiples of $1,000.  A Holder may register the transfer of or exchange  Securities in accordance  with the Indenture.  The Registrar may require a Holder,  among other things, to furnish  appropriate  endorsements and transfer documents and to pay any taxes or other  governmental  charges that may be imposed in relation thereto by law or permitted by the Indenture.

         12. Persons Deemed Owners

The Holder of a Security may be treated as the owner of it for all purposes.

         13. Unclaimed Money

         If money for the payment of principal or interest (including Contingent
Interest)  remains unclaimed for two years, the Trustee or Paying Agent will pay the money back to the  Company  at its  written  request.  After  that,  Holders entitled to money must look to the Company for payment.

                                      A-8

         14. Amendment, Supplement and Waiver

         Subject to certain  exceptions,  the Indenture or the Securities may be amended or  supplemented  with the consent of the Holders of at least a majority in principal amount of the Securities then outstanding,  and an existing default or Event of Default and its  consequence or compliance with any provision of the
Indenture  or the  Securities  may be waived in a particular  instance  with the consent of the Holders of a majority in principal  amount of the Securities then outstanding. Without the consent of or notice to any Holder, the Company and the
Trustee may amend or supplement  the Indenture or the Securities to, among other things,  cure any ambiguity,  defect or  inconsistency  or make any other change that does not adversely affect the rights of any Holder.

         15. Successor Corporation

         When  a  successor  corporation  assumes  all  the  obligations  of its predecessor  under the Securities and the Indenture in accordance with the terms and conditions of the Indenture,  the  predecessor  corporation  will (except in certain  circumstances  specified  in the  Indenture)  be  released  from  those obligations.

         16. Defaults and Remedies

         Under the Indenture,  an Event of Default  includes:  1. default for 30 days  in  payment  of  any  interest  (including  Contingent  Interest)  on  any
Securities;  1.  default  in  payment  of  any  principal  (including,   without
limitation,  any premium,  if any) on the Securities when due; 1. failure by the
Company  for 60  days  after  notice  to it to  comply  with  any  of its  other agreements  contained in the  Indenture or the  Securities;  1. a default  which involves  the  failure  to  pay  principal  of or any  premium  or  interest  on
Indebtedness  of the  Company  and its  Subsidiaries,  or which  results  in the acceleration  of  such  Indebtedness  prior  to its  stated  maturity,  if  such
Indebtedness aggregates $10 million or more; 1. failure by the Company or any of its  Subsidiaries to pay final  judgments  aggregating in excess of $10 million, which  judgments are not paid,  discharged or stayed for a period of 60 days; 1.
certain events of bankruptcy, insolvency or reorganization of the Company. If an
Event of  Default  (other  than as a result of  certain  events  of  bankruptcy, insolvency or reorganization  of the Company or any of its Subsidiaries)  occurs and is  continuing,  the  Trustee or the  Holders  of at least 25% in  principal amount of the Securities then  outstanding  may declare all unpaid  principal to the  date of  acceleration  on the  Securities  then  outstanding  to be due and payable immediately,  all as and to the extent provided in the Indenture.  If an
Event of Default occurs as a result of certain events of bankruptcy,  insolvency or  reorganization  of the  Company,  unpaid  principal of the  Securities  then outstanding shall become due and payable  immediately without any declaration or other act on the part of the  Trustee  or any  Holder,  all as and to the extent provided  in the  Indenture.  Holders  may  not  enforce  the  Indenture  or the
Securities  except  as  provided  in the  Indenture.  The  Trustee  may  require indemnity satisfactory to it before it enforces the Indenture or the Securities.
Subject to certain limitations, Holders of a majority in principal amount of the
Securities then  outstanding may direct the Trustee in its exercise of any trust or power. The Trustee may withhold from Holders notice of any continuing default
(except a default in payment of  principal  or  interest  (including  Contingent
Interest)) if it determines that withholding  notice is in their interests.  The
Company is required to file periodic  reports with the Trustee as to the absence of default.

                                      A-9

         17. Trustee Dealings with the Company

         Wells Fargo Bank West,  N.A., the Trustee under the  Indenture,  in its individual or any other  capacity,  may make loans to, accept  deposits from and perform  services  for the  Company  or an  Affiliate  of the  Company,  and may
otherwise  deal with the Company or an Affiliate  of the Company,  as if it were not the Trustee.

         18. No Recourse Against Others

         A director,  officer, employee or shareholder,  as such, of the Company shall  not have any  liability  for any  obligations  of the  Company  under the
Securities  or the  Indenture  nor for any claim  based on, in  respect of or by reason of such  obligations  or their  creation.  The Holder of this Security by accepting this Security waives and releases all such  liability.  The waiver and release are part of the consideration for the issuance of this Security.

         19. Authentication

         This Security shall not be valid until the Trustee or an authenticating agent manually signs the certificate of authentication on the other side of this
Security.

         20. Abbreviations and Definitions

         Customary  abbreviations  may be used in the name of the  Holder  or an assignee,  such as:  TEN COM (= tenants  in  common),  TEN ENT (= tenants by the entireties),  JT TEN (= joint  tenants  with  right of  survivorship  and not as tenants in common), CUST (= Custodian) and UGMA (= Uniform Gifts to Minors Act).

         All terms  defined in the  Indenture  and used in this Security but not specifically  defined herein are defined in the Indenture and are used herein as so defined.

         21. Indenture to Control; Governing Law

         In the case of any conflict between the provisions of this Security and the  Indenture,  the provisions of the Indenture  shall  control.  This Security shall be governed by, and construed in accordance with, the laws of the State of
New York, without regard to principles of conflicts of law.

         The  Company  will  furnish to any  Holder,  upon  written  request and without charge, a copy of the Indenture.  Requests may be made to: St. Mary Land
&  Exploration Company,  1776 Lincoln Street,  Suite 1100, Denver,  Colorado
80203, Attention: Chief Financial Officer.

                                      A-10

                                 ASSIGNMENT FORM

To assign this Security, fill in the form below:

I or we assign and transfer this Security to

--------------------------------------------------------------------------------
                  (Insert assignee's soc. sec. or tax I.D. no.)

--------------------------------------------------------------------------------
              (Print or type assignee's name, address and zip code)

and irrevocably appoint
                        --------------------------------------------------------
agent to  transfer  this  Security  on the books of the  Company.  The agent may substitute another to act for him or her.

                                     Your Signature:

Date:
      ----------------------------   -------------------------------------------
                                     (Sign  exactly as your name appears on the
                                     other side of this Security)

*Signature guaranteed by:

By:
      ----------------------------

-----------------------------------------------------------
* The signature must be guarnteed by an institution  which is a member of one of the following recognized signature guaranty programs:(i) the Securities Transfer
Agent  Medallion  Program  (STAMP);(ii)  the New York stock  Exchange  Medallion
Program  (MSP);(iii)  the Stock Exchange  Medallion  Program  (SEMP;or (iv) such other guaranty program acceptable to the Trustee.

                                      A-11

                                CONVERSION NOTICE

         To convert this  Security  into Common Stock of the Company,  check the
box: |_|

         To convert only part of this Security, state the principal amount to be converted (must be $1,000 or a multiple of $1,000): $____________.

         If you want the stock  certificate  made out in another  person's name, fill in the form below:

--------------------------------------------------------------------------------
                  (Insert assignee's soc. sec. or tax I.D. no.)

--------------------------------------------------------------------------------
              (Print or type assignee's name, address and zip code)

                                        Your Signature:

Date:
      -----------------------------     ----------------------------------------
                                        (Sign  exactly as your name  appears  on
                                        the other side of this Security)

*Signature guaranteed by:

By:
      -----------------------------

-----------------------------------------------------------
* The signature must be guarnteed by an institution  which is a member of one of the following recognized signature guaranty programs:(i) the Securities Transfer
Agent  Medallion  Program  (STAMP);(ii)  the New York stock  Exchange  Medallion
Program  (MSP);(iii)  the Stock Exchange  Medallion  Program  (SEMP;or (iv) such other guaranty program acceptable to the Trustee.

                                      A-12

    OPTION TO ELECT REPURCHASE UPON A CHANGE IN CONTROL OR ON SPECIFIC DATES

To:      St. Mary Land & Exploration Company

         To elect to have this  Security  purchased  by the Company  pursuant to
Article V  (Repurchase  at Option of Holder on  Specific  Dates) or Article  XII
(Repurchase  at Option of Holder  Upon a Change in  Control)  of the  Indenture,
check the applicable box:

         |_|   Article V (Repurchase at Option of Holder on Specific Dates)

         |_|   Article XII (Repurchase  at  Option  of Holder  Upon a  Change in
               Control)

Date:
      ----------------------------  --------------------------------------------

                                    --------------------------------------------
                                    Signature(s)

                                    Signature(s)   must  be   guaranteed   by  a
                                    qualified    guarantor    institution   with
                                    membership   in   an   approved    signature
                                    guarantee  program  pursuant to Rule 17Ad-15
                                    under the Securities Exchange Act of 1934.

                                    --------------------------------------------
                                    Signature Guaranty

Principal amount to be redeemed
( in  an  integral  multiple of
$1,000, if less than all):

----------------------------------

Notice: The signature to the foregoing Election must correspond to the Name as written upon the face of this Security in every particular, without alteration or any change whatsoever.

                                      A-13

SCHEDULE OF EXCHANGES OF NOTES4

         The following exchanges, redemptions, repurchases or conversions of a part of this global Security have been made:

   Principal Amount of this
  Global Security Following                                     Amount of Decrease in        Amount of Increase in
    Such Decrease Date of         Authorized Signatory of     Principal Amount of this     Principal Amount of this
    Exchange (or Increase)         Securities Custodian            Global Security              Global Security
-------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------
4 This schedule should be included only if the Security is Global Security.

                                      A-14

            CERTIFICATE TO BE DELIVERED UPON EXCHANGE OR REGISTRATION
                 OF TRANSFER OF TRANSFER RESTRICTED SECURITIES5

Re:      5.75% Senior  Convertible Notes due 2022 (the "Securities") of St. Mary
         Land & Exploration Company

         This  certificate  relates to $_______  principal  amount of Securities owned in (check applicable box)

         |_|  book-entry or |_|  definitive  form by  ____________________  (the
                                 "Transferor").

         The  Transferor has requested a Registrar or the Trustee to exchange or register the transfer of such Securities.

         In connection  with such request and in respect of each such  Security, the Transferor does hereby certify that the Transferor is familiar with transfer restrictions  relating  to the  Securities  as  provided  in Section  2.6 of the
Indenture  dated as of March 13, 2002  between  St. Mary Land &  Exploration
Company and Wells Fargo Bank West, N.A. (the  "Indenture"),  and the transfer of such  Security is being made  pursuant to an  effective  registration  statement under the  Securities  Act of 1933,  as amended  (the  "Securities  Act") (check applicable  box) or the  transfer  or  exchange,  as the  case  may be,  of such
Security does not require  registration  under the Securities Act because (check applicable box):

         |_|  Such  Security  is  being  transferred  pursuant  to an  effective registration statement under the Securities Act.

         |_| Such Security is being acquired for the  Transferor's  own account, without transfer.

         |_| Such Security is being  transferred  to the Company or a Subsidiary
(as defined in the Indenture) of the Company.

         |_| Such  Security  is being  transferred  to a person  the  Transferor reasonably  believes is a  "qualified  institutional  buyer" (as defined in Rule
144A or any successor  provision thereto ("Rule 144A") under the Securities Act)
that is  purchasing  for its own  account  or for the  account  of a  "qualified institutional  buyer",  in each  case to whom  notice  has been  given  that the transfer  is being  made in  reliance  on such  Rule  144A,  and in each case in reliance on Rule 144A.

         |_| Such Security is being transferred  outside the United States in an offshore transaction in accordance with Rule 904 under the Securities Act.

         |_| Such  Security  is being  transferred  in the  United  States to an institutional  "accredited investor" (as defined in Rule 501(a)(1),  (2), (3) or
(7) of Regulation D under the Securities Act) that, prior to such transfer, will furnish to the Trustee a signed letter containing  certain  representations  and agreements relating to the transfer of such Securities and an opinion of counsel acceptable  to  the  Company  that  such  transfer  is in  compliance  with  the
Securities Act.

-----------------------------------------------------------
5 This  certificate  should only  be included  if this Security  is  a  Transfer
  Restricted Security.

                                      A-15

         |_| Such  Security is being  transferred  pursuant to and in compliance with an exemption from the registration requirements under the Securities Act in accordance  with Rule 144 (or any  successor  thereto)  ("Rule  144")  under the
Securities Act.

         |_| Such  Security is being  transferred  pursuant to and in compliance with an exemption  from the  registration  requirements  of the  Securities  Act
(other  than an  exemption  referred  to above)  and as a result  of which  such
Security will, upon such transfer,  cease to be a "restricted  security"  within the meaning of Rule 144 under the Securities Act.

         The Transferor  acknowledges  and agrees that, if the  transferee  will hold  any  such  Securities  in the  form of  beneficial  interests  in a global
Security which is a "restricted  security"  within the meaning of Rule 144 under the  Securities  Act,  then such transfer can only be made pursuant to Rule 144A under the Securities Act and such transferee must be a "qualified  institutional buyer" (as defined in Rule 144A).

Date:
      ---------------------------- ---------------------------------------------
                                   (Insert Name of Transferor)